SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-82366)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 36

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-08690

Amendment No. 38

MASSMUTUAL PREMIER FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street

Springfield, MA 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Assistant Clerk

MassMutual Premier Funds

1295 State Street

Springfield, MA 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

It is proposed that this filing become effective on March 1, 2006 pursuant to paragraph (b) of rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 36 to its Registration Statement No. 33-82366 under the Securities Act of 1933 and this Amendment No. 38 to its Registration Statement No. 811-08690 under the Investment Company Act of 1940. This Post-Effective Amendment relates to each series of the Registrant.

2

Filed pursuant to Rule 497(c)

File No. 33-82366

MASSMUTUAL PREMIER FUNDS

This Prospectus describes the following Funds:

Stable Value	Sub-Advised by:
MassMutual Premier Money Market Fund	Babson Capital Management LLC

Fixed Income
MassMutual Premier Short-Duration Bond Fund	Babson Capital Management LLC
MassMutual Premier Inflation-Protected Bond Fund	Babson Capital Management LLC
MassMutual Premier Core Bond Fund	Babson Capital Management LLC
MassMutual Premier Diversified Bond Fund	Babson Capital Management LLC
MassMutual Premier Strategic Income Fund	OppenheimerFunds, Inc.
MassMutual Premier High Yield Fund	Babson Capital Management LLC

Asset Allocation
MassMutual Premier Balanced Fund	Babson Capital Management LLC

Large Cap Value
MassMutual Premier Value Fund	OppenheimerFunds, Inc.
MassMutual Premier Enhanced Index Value Fund	Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund II	Babson Capital Management LLC

Large Cap Core
MassMutual Premier Enhanced Index Core Equity Fund	Babson Capital Management LLC
MassMutual Premier Main Street Fund	OppenheimerFunds, Inc.

Large Cap Growth
MassMutual Premier Capital Appreciation Fund	OppenheimerFunds, Inc.
MassMutual Premier Core Growth Fund	OppenheimerFunds, Inc.
MassMutual Premier Enhanced Index Growth Fund	Babson Capital Management LLC

Mid/Small Cap Value
MassMutual Premier Mid-Cap Value Fund	Babson Capital Management LLC
MassMutual Premier Small Capitalization Value Fund	Babson Capital Management LLC

Mid/Small Cap Core
MassMutual Premier Small Company Opportunities Fund	Babson Capital Management LLC

International
MassMutual Premier Global Fund	OppenheimerFunds, Inc.
MassMutual Premier International Equity Fund	OppenheimerFunds, Inc.
MassMutual Premier Focused International Fund	Baring International Investment Limited

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

March 1, 2006

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Summary Information

MassMutual Premier Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 62.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one-, five- and ten-year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of the corresponding series of MassMutual Select Funds. In addition, where indicated, average annual total returns for all classes are based on the performance of the indicated class of shares of a Fund, adjusted for class specific expenses, for periods prior to the inception of such classes.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of each class of the relevant Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

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Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s “Net Fund Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

Other Information.

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron, Corp. (“Enron”), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron’s Chapter 11 bankruptcy proceeding (In re Enron, Corp.). Enron alleges that the approximately 80 parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron’s bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper’s original issuing documents, that the transactions depleted Enron’s estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to set aside each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund and the Core Bond Fund, plus interest and Enron’s court costs, are approximately $9.7 million, $5.5 million and $3.2 million, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund’s net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

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MassMutual Premier Money Market Fund (Class N shares not currently available)

Investment Objective

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

Principal Investment Strategies and Risks

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

•	commercial paper and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies; and

•	certificates of deposit and bankers’ acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s policy is to invest, at the time of purchase, at least 95% of its net assets in Tier 1 securities and no more than 5% of its net assets in Tier 2 securities. In certain circumstances, unrated securities may qualify as Tier 1 or Tier 2 securities if the Fund’s Sub-Adviser, Babson Capital Management LLC (“Babson Capital”), determines that such securities are of comparable quality to Tier 1 or Tier 2 securities.

The principal risks of investing in the Fund are Market Risk, Credit Risk and Management Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculation of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 1.65% for the quarter ended December 31, 2000 and the lowest was 0.14% for the quarters ended December 31, 2003, March 31, 2004 and June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S	2.77%	1.96%	3.72%
Class Y(2)	2.67%	1.87%	3.59%
Class L(2)	2.70%	1.78%	3.53%
Class A(2)	2.45%	1.53%	3.18%
Class N(2)	1.15%	1.23%	2.88%
Salomon Smith Barney 3-Month Treasury Bill Index(3)	3.00%	2.21%	3.72%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2)	Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A expenses, respectively. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

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(3)	91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States Government and offer a fixed rate of interest, while the Fund’s shares are not guaranteed.

The Fund’s 7-day yield on December 31, 2005 was 3.85%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

Expense Information

	Class S	Class Y	Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None		None		1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.35%	.35%	.35%		.35%		.35%
Distribution and Service (Rule 12b-1) Fees	None	None	None		.25%		.50%
Other Expenses	.10%	.20%	.35%		.35%		.40%
Total Annual Fund Operating Expenses	.45%	.55%	.70%		.95%		1.25%

Less Expense Reimbursement(2)	–	–	(.18%	)	(.18%	)	(.18%	)
Net Fund Expenses(3)(4)	.45%	.55%	.52%		.77%		1.07%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$46	$144	$252	$566
Class Y	$56	$176	$307	$689
Class L	$53	$206	$372	$853
Class A	$79	$285	$508	$1,149
Class N	$213	$379	$669	$1,494

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$109	$379	$669	$1,494

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .18% of other expenses for Class L, Class A and Class N of the Fund through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

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MassMutual Premier Short-Duration Bond Fund

Investment Objective

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers; and

•	mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund’s portfolio duration is intended to be three years or less. The Fund’s Sub-Adviser, Babson Capital, may increase the portfolio’s duration when it believes longer-term investments offer higher yields. When Babson Capital believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio’s duration may be decreased. Portfolio duration changes within the targeted zero to three-year range are made by reinvesting cash flows and by selective trading.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 3.68% for the quarter ended September 30, 2002 and the lowest was -1.80% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Ten Years
Class S		1.96%	4.49%	5.07%
Class Y(2)		1.92%	4.42%	4.96%
Class L(2)		1.83%	4.29%	4.86%
Class A(2)	-	1.93%	3.30%	4.18%
Class N(2)		0.40%	3.75%	4.26%
Lehman Brothers 1-3 Year Government Bond Index(3)		1.73%	3.82%	4.88%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2)	Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A expenses, respectively, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

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(3)	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Ten Years
Return Before Taxes – Class S	1.96%	4.49%	5.07%
Return After Taxes on Distributions – Class S	0.52%	2.84%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	1.27%	2.85%	3.10%
Lehman Brothers 1-3 Year Government Bond Index(3)	1.73%	3.82%	4.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None		3.50%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.40%	.40%	.40%		.40%		.40%
Distribution and Service (Rule 12b-1) Fees	None	None	None		.25%		.50%
Other Expenses	.14%	.19%	.34%		.34%		.39%
Total Annual Fund Operating Expenses	.54%	.59%	.74%		.99%		1.29%

Less Expense Reimbursement(3)	–	–	(.07%	)	(.07%	)	(.07%	)
Net Fund Expenses(4)(5)	.54%	.59%	.67%		.92%		1.22%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$55	$173	$302	$676
Class Y	$60	$189	$329	$737
Class L	$68	$230	$404	$911
Class A	$441	$648	$872	$1,514
Class N	$228	$402	$701	$1,549

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$124	$402	$701	$1,549

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .07% of other expenses for Class L, Class A and Class N of the Fund through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

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MassMutual Premier Inflation-Protected Bond Fund

Investment Objective

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. “Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond’s principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its net assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its net assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund’s Sub-Adviser, Babson Capital, believes that such investments are more attractive than inflation-indexed bonds. The Fund’s non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 15% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund’s Sub-Adviser intends for the Fund’s dollar-weighted average maturity and/or duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund’s benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund will maintain a weighted-average credit quality at time of initial purchase of AA- or better.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 4.90% for the quarter ended March 31, 2004 and the lowest was -3.05% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Since Inception (12/31/03)
Return Before Taxes – Class S		2.40%	5.31%
Return After Taxes on Distributions – Class S		0.51%	3.81%
Return After Taxes on Distributions and Sale of Fund Shares – Class S		1.58%	3.67%
Return Before Taxes – Class Y		2.30%	5.18%
Return Before Taxes – Class L		2.06%	5.00%
Return Before Taxes – Class A(2)	-	3.08%	2.05%
Return Before Taxes – Class N(2)		0.49%	4.43%
Lehman U.S. Treasury Inflation Note Index(3)		2.84%	5.72%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

(3)	The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

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Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment) )
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%	.48%	.48%	.48%		.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.06%	.16%	.31%	.31%		.36%
Total Annual Fund Operating Expenses(3)	.54%	.64%	.79%	1.04%		1.34%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$55	$173	$302	$676
Class Y	$65	$205	$357	$798
Class L	$81	$252	$439	$977
Class A	$577	$791	$1,022	$1,685
Class N	$240	$425	$734	$1,611

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$137	$425	$734	$1,611

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Babson Capital Prior Performance for All

Similar Accounts(1)

The bar chart illustrates the variability of returns achieved by Babson Capital for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 7.90% for the quarter ended September 30, 2002 and the lowest was -2.94% for the quarter ended June 30, 2004.

–  11  –

Babson Capital Average Annual Total Returns for Similar Accounts(1)

(for the periods ended December 31, 2005)

The table compares Babson Capital’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Since Inception (10/1/01)
Babson Composite Class S(1)		2.30%	7.36%
Class Y(1)		2.20%	7.26%
Class L(1)		2.05%	7.11%
Class A(1)	-	3.03%	5.64%
Class N(1)		0.50%	6.56%
Lehman U.S. Treasury Inflation Note Index(2)		2.84%	8.13%

(1)	Performance shown is the composite of all portfolios managed by Babson Capital with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Some of the portfolios are mutual funds registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson Capital’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson Capital is not indicative of future rates of return and is no indication of future performance of the Fund.

(2)	The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  12  –

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MassMutual Premier Core Bond Fund

Investment Objective

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers; and

•	mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund’s Sub-Adviser, Babson Capital, by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund’s share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund’s net assets may be restricted or illiquid at the time of purchase.

Babson Capital intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. “Duration” is described on page 8.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 4.33% for the quarter ended September 30, 2001 and the lowest was -2.33% for the quarter ended March 31, 1996.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Ten Years
Class S		2.15%	5.63%	5.75%
Class Y(2)		2.10%	5.56%	5.65%
Class L(2)		2.05%	5.44%	5.54%
Class A(2)	-	3.04%	4.16%	4.73%
Class N(2)		0.55%	4.88%	4.94%
Lehman Brothers Aggregate Bond Index(3)		2.43%	5.87%	6.17%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. Performance information shown for periods prior to November 1, 2004 is based on the historical performance of MassMutual Core Bond Fund, which exchanged substantially all of its assets for shares of the Fund on October 31, 2004. MassMutual Core Bond Fund is the accounting survivor (i.e., its financial and accounting records have been carried forward by the Fund).

–  14  –

(2)	Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A expenses, respectively, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

(3)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Ten Years
Return Before Taxes – Class S	2.15%	5.63%	5.75%
Return After Taxes on Distributions – Class S	0.54%	3.64%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	1.40%	3.66%	3.59%
Lehman Brothers Aggregate Bond Index(3)	2.43%	5.87%	6.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

	Class S	Class Y	Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%	.48%	.48%		.48%		.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None		.25%		.50%
Other Expenses	.11%	.16%	.31%		.30%		.38%
Total Annual Fund Operating Expenses	.59%	.64%	.79%		1.03%		1.36%

Less Expense Reimbursement(3)	–	–	(.08%	)	(.08%	)	(.08%	)
Net Fund Expenses(4)(5)	.59%	.64%	.71%		.95%		1.28%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$189	$329	$737
Class Y	$65	$205	$357	$798
Class L	$73	$244	$431	$969
Class A	$568	$780	$1,010	$1,667
Class N	$234	$423	$737	$1,626

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$131	$423	$737	$1,626

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .08% of other expenses for Class L, Class A and Class N through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed, for all classes except Class A, the percentage noted in this table, and for Class A, 0.96%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  15  –

MassMutual Premier Diversified Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

This Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets in the following types of fixed income debt securities:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers;

•	private placement bonds, including securities issued pursuant to Rule 144A; and

•	mortgage-backed and other asset-backed securities;

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may also invest, to a lesser extent, in the following types of securities:

•	money market securities, including commercial paper;

•	U.S. Treasury futures and forward contracts;

•	interest rate and currency swaps; and

•	options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its net assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund’s Sub-Adviser, Babson Capital, will make its own credit quality determination. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. “Duration” is described on page 8.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 4.09% for the quarter ended June 30, 2003 and the lowest was -1.93% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S		2.05%	6.14%	5.63%
Return After Taxes on Distributions – Class S		0.65%	4.57%	3.79%
Return After Taxes on Distributions and Sale of Fund Shares – Class S		1.33%	4.32%	3.68%
Return Before Taxes – Class Y		2.09%	6.07%	5.57%
Return Before Taxes – Class L		1.98%	5.98%	5.46%
Return Before Taxes – Class A(2)	-	3.02%	4.70%	4.45%
Return Before Taxes – Class N(2)		0.44%	5.40%	4.89%
Lehman Brothers Aggregate Bond Index(3)		2.43%	5.87%	6.01%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

–  16  –

(2)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

(3)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%		.50%		.50%		.50%		.50%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.20%		.25%		.41%		.40%		.45%
Total Annual Fund Operating Expenses	.70%		.75%		.91%		1.15%		1.45%

Less Expense Reimbursement(3)	(.01%	)	(.01%	)	(.16%	)	(.16%	)	(.16%	)
Net Fund Expenses(4)(5)	.69%		.74%		.75%		.99%		1.29%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$71	$223	$389	$869
Class Y	$76	$239	$416	$928
Class L	$77	$274	$488	$1,103
Class A	$572	$809	$1,064	$1,792
Class N	$235	$443	$777	$1,719

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$132	$443	$777	$1,719

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .15% of other expenses for Class L, Class A and Class N of the Fund through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  17  –

MassMutual Premier Strategic Income Fund

Investment Objective

The Fund seeks high current income by investing mainly in fixed income debt securities.

Principal Investment Strategies and Risks

The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies (commonly called “junk bonds”). These debt securities typically include:

•	foreign government and U.S. government bonds and notes,

•	collateralized mortgage obligations (CMOs),

•	other mortgage-related securities and asset-backed securities,

•	participation interests in loans,

•	“structured” notes,

•	lower-grade, high-yield domestic and foreign corporate debt obligations, and

•	“zero-coupon” or “stripped” securities.

Under normal market conditions, the Fund invests in each of these three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Funds Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range – large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

The Fund’s foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and “structured” notes.

In selecting securities to buy or sell for the Fund, OFI analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. OFI’s overall strategy is to build a broadly- diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time. When buying or selling securities, OFI currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:

•	Securities offering high current income,

•	Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and

•	Relative values among the three major market sectors in which the Fund invests.

OFI may sell securities from the portfolio when the analytics underlying the factors discussed above no longer appear favorable to the Fund. The Fund’s diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund’s share prices while seeking current income.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Lower-Rated Fixed Income Securities Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 2.44% for the quarter ended June 30, 2005 and the lowest quarterly return was -1.60% for the quarter ended March 31, 2005.

–  18  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Since Inception (12/31/04)
Return Before Taxes – Class S		2.21%		2.20%
Return After Taxes on Distributions – Class S		0.78%		0.78%
Return After Taxes on Distributions and Sale of Fund Shares – Class S		1.44%		1.06%
Return Before Taxes – Class Y		2.11%		2.10%
Return Before Taxes – Class L		2.10%		2.10%
Return Before Taxes – Class A+	-	3.05%	-	3.05%
Return Before Taxes – Class N+		0.58%		0.58%

Lehman Brothers Aggregate Bond Index(2)		2.43%		2.63%
Citigroup World Government Bond Index(3)	-	6.88%	-	6.76%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(3)	The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%		.55%		.55%		.55%		.55%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.22%		.30%		.43%		.45%		.47%
Total Annual Fund Operating Expenses	.77%		.85%		.98%		1.25%		1.52%

Less Expense Reimbursement	(.06%	)	(.09%	)	(.09%	)	(.09%	)	(.14%	)
Net Fund Expenses(3)(4)	.71%		.76%		.89%		1.16%		1.38%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$73	$240	$422	$947
Class Y	$78	$262	$462	$1,039
Class L	$91	$303	$533	$1,191
Class A	$588	$845	$1,121	$1,906
Class N	$244	$467	$816	$1,798

–  19  –

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$141	$467	$816	$1,798

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Income Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.64% for the quarter ended June 30, 2003 and the lowest was -3.35% for the quarter ended September 30, 1998.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years	Ten Years
OFI Mutual Fund
Class S*		4.44%	8.93%	7.46%
Class Y*		4.39%	8.88%	7.41%
Class L*		4.26%	8.75%	7.28%
Class A*	-	0.95%	7.43%	6.49%
Class N*		2.77%	8.26%	6.79%
Lehman Brothers Aggregate Bond Index^		2.43%	5.87%	6.17%
Citigroup World Government Bond Index^^	-	6.88%	6.92%	4.99%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Strategic Income Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Strategic Income Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Strategic Income Fund.

^The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  20  –

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MassMutual Premier High Yield Fund

Investment Objective

This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund will invest at least 80% of its net assets in lower rated fixed income securities, which are commonly known as “junk bonds.”

The Fund invests primarily in high yield (i.e., lower rated) U.S. fixed income securities (junk bonds), including Rule 144A private placements. The Fund may also invest in, among other things, convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities.

Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 4 to 10 years. The Fund’s portfolio may include securities with maturities outside this range, and such ranges may change from time to time.

As stated above, the Fund will invest at least 80% of its net assets in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either Moody’s Investors Service or Standard & Poor’s, or is an unrated security that the Fund’s Sub-Adviser, Babson Capital, determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody’s Investor’s Service or below BBB- by Standard & Poor’s, or will be an unrated security that Babson Capital determines to be of comparable quality.

Babson Capital employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer’s financial strength, among other things, before considering either trends or macro economic factors. Babson Capital prefers companies that possess one or more of the following characteristics: strong business position; ability to generate free cash flow to repay debt; favorable capital structure; high level of fixed assets; conservative accounting; and respected management or equity sponsor.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Convertible Securities Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk and Portfolio Turnover Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class Y Shares(2)

During the periods shown above, the highest quarterly return was 11.09% for the quarter ended June 30, 2003 and the lowest was -3.03% for the quarter ended June 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Since Inception (9/05/00)
Class S(2)		3.24%	9.48%	8.65%
Class Y		3.13%	9.47%	8.65%
Class L(2)		3.03%	9.32%	8.49%
Class A(2)	-	3.10%	7.77%	7.03%
Class N(2)		1.45%	8.74%	7.91%
Lehman Brothers U.S. Corporate High Yield Index(3)		2.74%	8.85%	6.98%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  22  –

(2)	Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge in the Average Annual Total Returns table.

(3)	The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The Index does not incur expenses and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (9/05/00)
Return Before Taxes – Class Y	3.13%	9.47%	8.65%
Return After Taxes on Distributions – Class Y	0.70%	6.27%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	2.13%	6.13%	5.43%
Lehman Brothers U.S. Corporate High Yield Index(3)	2.74%	8.85%	6.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.20%	.25%	.41%	.41%	.45%
Total Annual Fund Operating Expenses(3)	.70%	.75%	.91%	1.16%	1.45%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$72	$224	$389	$870
Class Y	$77	$240	$417	$929
Class L	$93	$290	$504	$1,118
Class A	$687	$923	$1,177	$1,902
Class N	$251	$459	$792	$1,733

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$148	$459	$792	$1,733

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  23  –

MassMutual Premier Balanced Fund

Investment Objective

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

•	The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

•	The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, Babson Capital, about each segment’s potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund’s total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund’s total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund’s total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 10.13% for the quarter ended June 30, 2003 and the lowest was -9.67% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Ten Years
Class S		4.43%	2.18%	5.24%
Class Y(2)		4.23%	2.01%	5.04%
Class L(2)		4.06%	1.85%	4.90%
Class A(2)	-	2.16%	0.40%	3.99%
Class N(2)		2.43%	1.27%	4.30%
S&P 500® Index(3)		4.91%	0.54%	9.07%
Lipper Balanced Fund Index(4)		5.19%	3.51%	7.57%
Lehman Brothers Aggregate Bond Index(5)		2.43%	5.87%	6.17%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2)	Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A expenses, respectively, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

–  24  –

(3)	The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4)	The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Ten Years
Return Before Taxes – Class S	4.43%	2.18%	5.24%
Return After Taxes on Distributions – Class S	3.68%	1.30%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	3.09%	1.36%	3.58%
S&P 500® Index(3)	4.91%	0.54%	9.07%
Lipper Balanced Fund Index(4)	5.19%	3.51%	7.57%
Lehman Brothers Aggregate Bond Index(5)	2.43%	5.87%	6.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%		.48%		.48%		.48%		.48%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.13%		.29%		.44%		.44%		.50%
Total Annual Fund Operating Expenses	.61%		.77%		.92%		1.17%		1.48%

Less Expense Reimbursement	(.01%	)	(.01%	)	(.01%	)	(.01%	)	(.01%	)
Net Fund Expenses(3)(4)	.60%		.76%		.91%		1.16%		1.47%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$61	$194	$339	$760
Class Y	$78	$245	$427	$952
Class L	$93	$292	$508	$1,129
Class A	$687	$925	$1,182	$1,912
Class N	$253	$467	$807	$1,765

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$150	$467	$807	$1,765

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  25  –

MassMutual Premier Value Fund

Investment Objective

This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

Principal Investment Strategies and Risks

The Fund normally invests primarily in common stocks of established companies believed by the Fund’s Sub-Adviser, Babson Capital, to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the Fund may invest in companies with market capitalizations at the time of purchase as low as $2 billion. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

Babson Capital will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. Babson Capital will invest in common stocks of companies with an earnings and stock ranking of “B-” or better by Standard & Poor’s, measured at the time of initial investment. The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund’s assets, Babson Capital strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, Babson Capital screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, Babson Capital concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. Babson Capital then makes decisions using fundamental analysis, emphasizing an issuer’s historic financial performance, balance sheet strength, management capability and competitive position. In addition, Babson Capital may employ company visits and interviews with competitors and suppliers.

The Fund’s valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500® Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class L Shares(2)

During the periods shown above, the highest quarterly return was 15.39% for the quarter ended June 30, 2003 and the lowest was -17.77% for the quarter ended September 30, 1998.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Ten Years
Class S(2)		1.76%	5.33%	8.93%
Class Y(2)		1.65%	5.30%	8.91%
Class L		1.59%	5.28%	8.90%
Class A(2)	-	4.55%	3.75%	7.97%
Class N(2)	-	0.03%	4.68%	8.30%
Russell 1000® Value Index(3)		7.05%	5.28%	10.94%
S&P 500® Index(4)		4.91%	0.54%	9.07%
S&P 500®/ Barra Large Cap Value Index(5)		6.33%	2.53%	9.44%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. OFI replaced Babson Capital as the Fund’s Sub-Adviser on January 27, 2006.

(2)	Performance for Class S, Class Y, Class A and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class L shares, adjusted for Class A and Class N shares to reflect Class A and Class N expenses, respectively, and to reflect any applicable sales charge in the Average Annual Total Returns table.

(3)	The Russell 1000® Value Index is an unmanaged index representative of stocks with greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased by investors.

–  26  –

(4)	The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5)	The S&P 500®/ Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

	One Year	Five Years	Ten Years
Return Before Taxes – Class L	1.59%	5.28%	8.90%
Return After Taxes on Distributions – Class L	1.27%	4.70%	7.65%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	1.46%	4.19%	7.11%
Russell 1000® Value Index(3)	7.05%	5.28%	10.94%
S&P 500® Index(4)	4.91%	0.54%	9.07%
S&P 500®/ Barra Large Cap Value Index(5)	6.33%	2.53%	9.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class L and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.09%	.19%	.30%	.34%	.40%
Total Annual Fund Operating Expenses(3)	.59%	.69%	.80%	1.09%	1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$189	$329	$737
Class Y	$71	$221	$384	$858
Class L	$82	$255	$444	$989
Class A	$681	$903	$1,142	$1,827
Class N	$246	$443	$766	$1,678

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$443	$766	$1,678

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  27  –

MassMutual Premier Enhanced Index Value Fund

Investment Objective

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark.

Principal Investment Strategies and Risks

The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund’s benchmark index. The Fund’s Sub-Adviser, Babson Capital, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Babson Capital uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that Babson Capital believes will outperform or underperform the index. Babson Capital identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson Capital in constructing the Fund’s portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund’s benchmark index is the Russell 1000® Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class Y Shares(2)

During the periods shown above, the highest quarterly return was 16.52% for the quarter ended June 30, 2003 and the lowest was -18.19% for the quarter ended September 30, 2002.

–  28  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Since Inception (12/19/00)
Class S(2)	8.09%	5.80%	6.82%
Class Y	8.02%	5.78%	6.79%
Class L(2)	7.84%	5.61%	6.62%
Class A(2)	1.41%	4.13%	5.07%
Class N(2)	6.28%	5.04%	6.04%
Russell 1000® Value Index(3)	7.05%	5.28%	5.81%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2)	Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge in the Average Annual Total Returns table.

(3)	The Russell 1000® Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (12/19/00)
Return Before Taxes – Class Y	8.02%	5.78%	6.79%
Return After Taxes on Distributions – Class Y	5.92%	4.72%	5.72%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	6.38%	4.44%	5.32%
Russell 1000® Value Index(3)	7.05%	5.28%	5.81%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%		.50%		.50%		.50%		.50%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.16%		.26%		.41%		.41%		.47%
Total Annual Fund Operating Expenses	.66%		.76%		.91%		1.16%		1.47%

Less Expense Reimbursement	(.07%	)	(.07%	)	(.07%	)	(.07%	)	(.07%	)
Net Fund Expenses(3)(4)	.59%		.69%		.84%		1.09%		1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$204	$361	$815
Class Y	$71	$236	$415	$935
Class L	$86	$283	$497	$1,112
Class A	$681	$917	$1,171	$1,896
Class N	$246	$458	$796	$1,749

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$458	$796	$1,749

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  29  –

MassMutual Premier Enhanced Index Value Fund II

Investment Objective

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

Principal Investment Strategies and Risks

The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund’s benchmark index. The Fund’s Sub-Adviser, Babson Capital, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Babson Capital uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that Babson Capital believes will outperform or underperform the index. Babson Capital identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson Capital in constructing the Fund’s portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund’s benchmark index is the Russell 1000® Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are summarized beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 4.57% for the quarter ended September 30, 2005 and the lowest quarterly return was 0.72% for the quarter ended December 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (10/15/04)
Return Before Taxes – Class S	8.02%	15.17%
Return After Taxes on Distributions – Class S	4.10%	11.57%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	7.79%	11.90%
Return Before Taxes – Class Y	7.92%	15.06%
Return Before Taxes – Class L	7.77%	14.90%
Return Before Taxes – Class A+	1.28%	9.13%
Return Before Taxes – Class N+	6.31%	13.50%

Russell 1000® Value Index(2)	7.05%	15.18%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2)	The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

–  30  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%		.50%		.50%		.50%		.50%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.10%		.20%		.35%		.35%		.41%
Total Annual Fund Operating Expenses	.60%		.70%		.85%		1.10%		1.41%

Less Expense Reimbursement	(.01%	)	(.01%	)	(.01%	)	(.01%	)	(.01%	)
Net Fund Expenses(3)(4)	.59%		.69%		.84%		1.09%		1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$191	$334	$748
Class Y	$71	$223	$389	$869
Class L	$86	$270	$470	$1,047
Class A	$681	$905	$1,146	$1,837
Class N	$246	$446	$770	$1,688

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$446	$770	$1,688

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Babson Capital Prior Performance for All

Similar Accounts(1)

The bar chart illustrates the variability of returns achieved by Babson Capital for a composite of all portfolios with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.56% for the quarter ended June 30, 2003 and the lowest was -18.12% for the quarter ended September 30, 2002.

–  31  –

Babson Capital Average Annual

Total Returns for All Similar Accounts(1)

(for the periods ended December 31, 2005)

The table compares Babson Capital’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (6/1/00)
Babson Composite
Class S(1)	7.99%	6.40%	7.06%
Class Y(1)	7.89%	6.30%	6.96%
Class L(1)	7.74%	6.15%	6.81%
Class A(1)	1.32%	4.65%	5.43%
Class N(1)	6.18%	5.58%	6.23%
Russell 1000® Value Index(2)	7.05%	5.28%	5.93%

(1)	Performance shown is the composite of all portfolios managed by Babson Capital with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Some of the portfolios are mutual funds (or portions thereof) registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson Capital’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson Capital is not indicative of future rates of return and is no indication of future performance of the Fund.

(2)	The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

–  32  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Premier Enhanced Index Core Equity Fund

Investment Objective

This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark.

Principal Investment Strategies and Risks

Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund’s benchmark index. The Fund’s Sub-Adviser, Babson Capital, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Babson Capital uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that Babson Capital believes will outperform or underperform the index. Babson Capital identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson Capital in constructing the Fund’s portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund’s benchmark index is the S&P 500® Index, which is an unmanaged, broad-based index of common stocks frequently used as a general measure of stock market performance.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500” and “S&P 500®” are trademarks of the McGraw-Hill Companies and have been licensed for use by Babson Capital. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class Y Shares(2)

During the periods shown above, the highest quarterly return was 23.85% for the quarter ended December 31, 1998 and the lowest was -17.55% for the quarter ended December 31, 2000.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years		Since Inception (8/26/96)
Class S(2)		5.62%		0.25%	7.93%
Class Y		5.48%		0.23%	7.91%
Class L(2)		5.25%		0.06%	7.75%
Class A(2)	-	1.03%	-	1.37%	6.76%
Class N(2)		3.78%	-	0.49%	7.18%
S&P 500® Index(3)		4.91%		0.54%	8.63%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund changed its investment objective, strategies and policies on December 18, 2000. The performance results shown above would not necessarily have been achieved had the Fund’s current objective, strategies and policies been in effect for the periods for which the performance results are presented.

(2)	Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge in the Average Annual Total Returns table.

(3)	The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  34  –

	One Year	Five Years		Since Inception (8/26/96)
Return Before Taxes – Class Y	5.48%		0.23%	7.91%
Return After Taxes on Distributions – Class Y	5.29%	-	0.14%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	3.82%	-	0.03%	6.03%
S&P 500® Index(3)	4.91%		0.54%	8.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%		.50%		.50%		.50%		.50%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.20%		.30%		.45%		.45%		.51%
Total Annual Fund Operating Expenses	.70%		.80%		.95%		1.20%		1.51%

Less Expense Reimbursement	(.11%	)	(.11%	)	(.11%	)	(.11%	)	(.11%	)
Net Fund Expenses(3)(4)	.59%		.69%		.84%		1.09%		1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$213	$379	$859
Class Y	$71	$244	$433	$978
Class L	$86	$292	$515	$1,155
Class A	$681	$925	$1,188	$1,936
Class N	$246	$467	$813	$1,790

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$467	$813	$1,790

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  35  –

MassMutual Premier Main Street Fund

Investment Objective

The Fund seeks a high total return.

Principal Investment Strategies and Risks

The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Fund, the Fund’s Sub-Adviser, OFI, uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom-up” models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

•	Fundamental research: OFI uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

•	Judgment: The portfolio is then continuously rebalanced by OFI using the tools described above.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 4.22% for the quarter ended September 30, 2005 and the lowest quarterly return was -1.90% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Since Inception (12/31/04)
Return Before Taxes – Class S		5.93%		5.91%
Return After Taxes on Distributions – Class S		5.73%		5.72%
Return After Taxes on Distributions and Sale of Fund Shares – Class S		4.12%		5.03%
Return Before Taxes – Class Y		5.68%		5.67%
Return Before Taxes – Class L		5.63%		5.61%
Return Before Taxes – Class A+	-	0.71%	-	0.70%
Return Before Taxes – Class N+		3.99%		3.98%
S&P 500® Index(2)		4.91%		4.75%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2)	The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

–  36  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%		.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None		.25%		.50%
Other Expenses	.16%	.20%	.36%		.35%		.40%
Total Annual Fund Operating Expenses	.81%	.85%	1.01%		1.25%		1.55%

Less Expense Reimbursement	(.21%)	(.02%)	(.08%	)	(.02%)		(.02%)
Net Fund Expenses(3)(4)	.60%	.83%	.93%		1.23%		1.53%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$61	$238	$429	$981
Class Y	$85	$269	$469	$1,046
Class L	$95	$314	$550	$1,227
Class A	$694	$948	$1,221	$1,997
Class N	$259	$488	$843	$1,841

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$156	$488	$843	$1,841

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Main Street Fund and should not be interpreted as being indicative of the future performance of the Fund.

–  37  –

During the periods shown above, the highest quarterly return was 22.20% for the quarter ended December 31, 1998 and the lowest was -16.45% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years		Ten Years
OFI Mutual Fund
Class S*		6.15%		1.53%	8.08%
Class Y*		5.92%		1.29%	7.85%
Class L*		5.82%		1.19%	7.75%
Class A*	-	0.55%	-	0.30%	6.81%
Class N*		4.22%		0.58%	7.14%

S&P 500® Index^		4.91%		0.54%	9.07%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Main Street Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Main Street Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Main Street Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  38  –

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MassMutual Premier Capital Appreciation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Fund’s Sub-Adviser, OFI, believes may appreciate in value over the long term.

OFI looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. OFI focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently, OFI looks for:

•	Companies with above-average growth potential,

•	Companies with increasing earnings momentum and a history of positive earnings growth,

•	Stocks with reasonable valuations relative to their growth potential,

•	Companies with the potential for positive earnings surprises, and

•	Growth rates that OFI believes are sustainable over time.

OFI may sell companies from the Fund that it believes no longer meet the above criteria. The Fund currently does not expect to have more than 35% of its net assets invested in foreign securities, although it has the ability to invest in them without limit.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 3.73% for the quarter ended December 31, 2005 and the lowest quarterly return was -2.70% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Since Inception (12/31/04)
Return Before Taxes – Class S		4.98%		4.96%
Return After Taxes on Distributions – Class S		4.92%		4.91%
Return After Taxes on Distributions and Sale of Fund Shares – Class S		3.31%		4.22%
Return Before Taxes – Class Y		4.83%		4.82%
Return Before Taxes – Class L		4.75%		4.74%
Return Before Taxes – Class A+	-	1.41%	-	1.41%
Return Before Taxes – Class N+		3.20%		3.19%

S&P 500® Index(2)		4.91%		4.75%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2)	The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

–  40  –

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%		.65%		.65%		.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.13%		.19%		.33%		.33%		.38%
Total Annual Fund Operating Expenses	.78%		.84%		.98%		1.23%		1.53%

Less Expense Reimbursement	(.07%	)	(.02%	)	(.01%	)	(.14%	)	(.07%	)
Net Fund Expenses(3)(4)	.71%		.82%		.97%		1.09%		1.46%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$73	$242	$426	$958
Class Y	$84	$266	$464	$1,034
Class L	$99	$311	$541	$1,199
Class A	$681	$931	$1,200	$1,965
Class N	$252	$477	$828	$1,815

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$149	$477	$828	$1,815

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Capital Appreciation Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 29.03% for the quarter ended December 31, 1999 and the lowest was -19.82% for the quarter ended September 30, 2001.

–  41  –

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2005)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years		Ten Years
OFI Mutual Fund
Class S*		5.12%	-	1.07%	10.54%
Class Y*		5.01%	-	1.19%	10.43%
Class L*		4.86%	-	1.34%	10.28%
Class A*	-	1.28%	-	2.62%	9.50%
Class N*		3.43%	-	1.83%	9.78%

S&P 500® Index^		4.91%		0.54%	9.07%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Capital Appreciation Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Capital Appreciation Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Capital Appreciation Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  42  –

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MassMutual Premier Core Growth Fund

Investment Objective

This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Babson Capital, believes the true value of a company’s stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, under normal circumstances the Fund will seek its objective by remaining primarily invested in the common stocks of progressive, well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund’s investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, Babson Capital first uses database screening to narrow the Fund’s investment universe based on a company’s historic level of revenue, cash flow and earnings growth. Next, Babson Capital uses a quantitative model to sort stocks based on revisions to analysts’ earnings estimates and valuation analysis. Babson Capital believes that revisions to analysts’ earnings estimates form trends that affect a stock’s price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which Babson Capital believes, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, Babson Capital conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their management, competitors and suppliers. As a result of this analysis, Babson Capital selects what it believes to be the best companies for the Fund’s portfolio.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk and Leveraging Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 17.82% for the quarter ended December 31, 1999 and the lowest was -19.66% for the quarter ended September 30, 2001.

–  44  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years		Since Inception (1/20/98)
Class S	7.39%	-	3.60%	1.78%
Class Y(2)	7.22%	-	3.67%	1.71%
Class L(2)	7.07%	-	3.83%	1.55%
Class A(2)	0.72%	-	5.20%	0.31%
Class N(2)	5.55%	-	4.38%	1.00%
S&P 500® Index(3)	4.91%		0.54%	4.92%
Russell 1000 Growth Index(4)	5.26%	-	3.58%	2.28%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. OFI replaced Babson Capital as the Fund’s Sub-Adviser on January 27, 2006.

(2)	Performance for Class Y, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class S shares, adjusted to reflect Class Y, Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charges.

(3)	The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

(4)	The Russell 1000 Growth Index is an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

	One Year	Five Years		Since Inception (1/20/98)
Return Before Taxes – Class S	7.39%	-	3.60%	1.78%
Return After Taxes on Distributions – Class S	7.30%	-	3.75%	1.06%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.92%	-	3.11%	1.26%
S&P 500® Index(3)	4.91%		0.54%	4.92%
Russell 1000 Growth Index(4)	5.26%	-	3.58%	2.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%		.55%		.55%		.55%		.55%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.22%		.27%		.42%		.42%		.47%
Total Annual Fund Operating Expenses	.77%		.82%		.97%		1.22%		1.52%

Less Expense Reimbursement	(.02%	)	(.02%	)	(.02%	)	(.02%	)	(.02%	)
Net Fund Expenses(3)(4)	.75%		.80%		.95%		1.20%		1.50%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$77	$244	$426	$951
Class Y	$82	$260	$453	$1,010
Class L	$97	$307	$534	$1,186
Class A	$691	$939	$1,206	$1,965
Class N	$256	$479	$827	$1,808

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$153	$479	$827	$1,808

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  45  –

MassMutual Premier Enhanced Index Growth Fund

Investment Objective

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark.

Principal Investment Strategies and Risks

Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund’s benchmark index. The Fund’s Sub-Adviser, Babson Capital, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Babson Capital uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that Babson Capital believes will outperform or underperform the index. Babson Capital identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson Capital in constructing the Fund’s portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund’s benchmark index is the Russell 1000® Growth Index, which is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class Y Shares(2)

During the periods shown above, the highest quarterly return was 14.21% for the quarter ended June 30, 2003 and the lowest was -20.60% for the quarter ended March 31, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years		Since Inception (12/19/00)
Class S(2)		5.62%	-	3.33%	-	2.55%
Class Y		5.57%	-	3.35%	-	2.59%
Class L(2)		5.42%	-	3.49%	-	2.71%
Class A(2)	-	0.89%	-	4.89%	-	4.10%
Class N(2)		3.90%	-	4.09%	-	3.31%
Russell 1000® Growth Index(3)		5.26%	-	3.58%	-	4.31%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2)	Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge in the Average Annual Total Returns table.

(3)	The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values that securities in the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

–  46  –

	One Year	Five Years		Since Inception (12/19/00)
Return Before Taxes – Class Y	5.57%	-	3.35%	-	2.59%
Return After Taxes on Distributions – Class Y	5.51%	-	3.46%	-	2.70%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	3.71%	-	2.88%	-	2.24%
Russell 1000® Growth Index(3)	5.26%	-	3.58%	-	4.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%		.50%		.50%		.50%		.50%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.21%		.26%		.41%		.40%		.46%
Total Annual Fund Operating Expenses	.71%		.76%		.91%		1.15%		1.46%

Less Expense Reimbursement	(.12%	)	(.07%	)	(.07%	)	(.06%	)	(.06%	)
Net Fund Expenses(3)(4)	.59%		.69%		.84%		1.09%		1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$215	$383	$870
Class Y	$71	$236	$415	$935
Class L	$86	$283	$497	$1,112
Class A	$681	$915	$1,167	$1,886
Class N	$246	$456	$792	$1,739

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$456	$792	$1,739

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  47  –

MassMutual Premier Mid-Cap Value Fund

Investment Objective

The Fund seeks long-term capital appreciation primarily through investments in medium-sized companies.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by outperforming the Russell Mid Cap Value Index, while taking a low risk approach to mid cap investing. Under normal market conditions, the Fund will invest at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell Mid Cap Value Index. The range of capitalization of companies included in the Russell Mid Cap Value Index will fluctuate as market prices increase or decrease. The strategy emphasizes bottom-up stock selection. The Funds’ Sub-Adviser, Babson Capital, seeks to construct a diversified portfolio of profitable companies with near to medium term opportunities for improvement that trade at reasonable valuations relative to their peers and preferably below their intrinsic value.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 62.

Annual Performance

The Fund began operations December 1, 2005, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%		.80%		.80%		.80%		.80%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(3)	1.19%		1.29%		1.44%		1.44%		1.59%
Total Annual Fund Operating Expenses	1.99%		2.09%		2.24%		2.49%		2.89%

Less Expense Reimbursement	(1.06%	)	(1.09%	)	(1.09%	)	(1.09%	)	(1.19%	)
Net Fund Expenses(4)(5)	.93%		1.00%		1.15%		1.40%		1.70%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$95	$523
Class Y	$102	$551
Class L	$117	$597
Class A	$710	$1,210
Class N	$276	$784

–  48  –

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$173	$784

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Babson Capital Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Babson Capital for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Mid-Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 17.08% for the quarter ended June 30, 2003 and the lowest was -9.91% for the quarter ended September 30, 2002.

Babson Capital Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Babson Capital’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Since Inception (1/2001)
Babson Composite
Class S*	9.61%	15.64%
Class Y*	9.54%	15.57%
Class L*	9.39%	15.42%
Class A*	2.87%	13.81%
Class N*	7.84%	13.86%
Russell Mid Cap Value Index^	12.65%	12.21%

* Performance shown is a composite of all portfolios managed by Babson Capital with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The portfolios are private accounts. The composite performance is provided solely to illustrate Babson Capital’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson Capital is not indicative of future performance of the Fund.

^ The Russell Mid Cap Value Index is a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  49  –

MassMutual Premier Small Capitalization Value Fund

Investment Objective

This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000® Index. The range of capitalization of companies included in the Russell 2000® Index will fluctuate as market prices increase or decrease.

In selecting securities for investment, the Fund’s Sub-Adviser, Babson Capital, considers common stocks of those companies that satisfy the Fund’s market capitalization criteria, that are currently out of favor with investors, and whose current prices do not adequately reflect, in Babson Capital’s opinion, the ongoing business value of the underlying companies.

The Fund’s investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that Babson Capital believes possess one or more of the following characteristics: strong financials; proven products or services; dominant market share; sustainable competitive advantage; attractive valuation; potential for improving margins; and potential for accelerating earnings.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 18.28% for the quarter ended December 31, 2003 and the lowest was -17.90% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Since Inception (12/19/00)
Class S	-	2.98%	10.32%	10.89%
Class Y(2)	-	2.98%	10.28%	10.86%
Class L(2)	-	3.11%	10.12%	10.69%
Class A(2)	-	8.99%	8.57%	9.05%
Class N(2)	-	4.63%	9.54%	10.11%
Russell 2000® Index(3)		4.55%	8.22%	9.11%
Russell 2000® Value Index(4)		4.71%	13.55%	14.83%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2)	Performance for Class Y, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class S shares, adjusted to reflect Class Y, Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charges.

(3)	The Russell 2000® Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000® Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This Index is a commonly used measure of the stock performance of small and medium-size companies in the United States. The Index does not incur expenses and cannot be purchased directly by investors.

(4)	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not incur expenses and cannot be purchased directly by investors.

	One Year		Five Years	Since Inception (12/19/00)
Return Before Taxes – Class S	-	2.98%	10.32%	10.89%
Return After Taxes on Distributions – Class S	-	3.48%	9.63%	10.19%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-	1.27%	8.73%	9.24%
Russell 2000® Index(3)		4.55%	8.22%	9.11%
Russell 2000® Value Index(4)		4.71%	13.55%	14.83%

–  50  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%		.70%		.70%		.70%		.70%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.17%		.22%		.37%		.37%		.42%
Total Annual Fund Operating Expenses	.87%		.92%		1.07%		1.32%		1.62%

Less Expense Reimbursement	(.02%	)	(.02%	)	(.02%	)	(.02%	)	(.02%	)
Net Fund Expenses(3)(4)	.85%		.90%		1.05%		1.30%		1.60%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$87	$276	$480	$1,069
Class Y	$92	$291	$507	$1,128
Class L	$107	$338	$588	$1,302
Class A	$701	$969	$1,256	$2,071
Class N	$266	$510	$880	$1,917

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$510	$880	$1,917

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  51  –

MassMutual Premier Small Company Opportunities Fund

Investment Objective

This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund’s Sub-Adviser, Babson Capital, to be realistically valued.

Principal Investment Strategies and Risks

Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

The Fund’s Sub-Adviser, Babson Capital, believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. Babson Capital will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund’s investment process emphasizes fundamental analysis, Babson Capital first uses computer screening and industry sources to narrow the Fund’s investment universe. Babson Capital screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. Babson Capital then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer’s historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, Babson Capital looks for the following characteristics: sustainable competitive advantage; strong management; long product cycles; pricing flexibility; smaller size as a competitive advantage; high sustained return on investment; above-average earnings per share growth; and attractive valuation. Out of this analysis, Babson Capital selects what it believes to be the best companies for the Fund’s portfolio.

The Fund may purchase stocks in initial public offerings (“IPOs”) and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund’s market capitalization range stated above.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares(2)

During the periods shown above, the highest quarterly return was 22.08% for the quarter ended June 30, 2001 and the lowest was -19.79% for the quarter ended September 30, 2002.

–  52  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Since Inception (7/20/98)
Class S(2)		0.09%	11.25%	11.72%
Class Y(2)	-	0.02%	11.22%	11.71%
Class L(2)	-	0.14%	11.20%	11.69%
Class A	-	6.04%	9.83%	10.74%
Class N(2)	-	1.62%	10.78%	11.28%
Russell 2000 Index(3)		4.55%	8.22%	6.54%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001. The performance results shown above would not necessarily have been achieved had the Fund’s current strategy been in effect for the periods for which performance results are presented.

(2)	Performance for Class S, Class Y, Class L and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class A shares, adjusted for Class N shares to reflect Class N expenses, and for Class A and N to reflect any applicable sales charges in the Average Annual Total Returns table.

(3)	The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year		Five Years	Since Inception (7/20/98)
Return Before Taxes – Class A	-	6.04%	9.83%	10.74%
Return After Taxes on Distributions – Class A	-	7.28%	8.78%	9.29%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	-	2.47%	8.13%	8.64%
Russell 2000 Index(3)		4.55%	8.22%	6.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class A and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.58%		.58%		.58%		.58%		.58%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.12%		.22%		.32%		.32%		.42%
Total Annual Fund Operating Expenses	.70%		.80%		.90%		1.15%		1.50%

Less Expense Reimbursement	(.01%	)	(.01%	)	(.01%	)	(.01%	)	(.01%	)
Net Fund Expenses(3)(4)	.69%		.79%		.89%		1.14%		1.49%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$71	$223	$389	$869
Class Y	$81	$254	$443	$988
Class L	$91	$286	$497	$1,105
Class A	$685	$919	$1,172	$1,891
Class N	$255	$473	$818	$1,787

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$152	$473	$818	$1,787

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  53  –

MassMutual Premier Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the Fund’s Sub-Adviser, OFI, looks primarily for foreign and U.S. companies with high growth potential. OFI uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

OFI considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. OFI currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide,

•	Companies that stand to benefit from global growth trends,

•	Businesses with strong competitive positions and high demand for their products or services, and

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, OFI considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 9.57% for the quarter ended September 30, 2005 and the lowest quarterly return was -3.20% for the quarter ended March 31, 2005.

–  54  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/04)
Return Before Taxes – Class S	13.90%	13.86%
Return After Taxes on Distributions – Class S	13.76%	13.72%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	9.21%	11.78%
Return Before Taxes – Class Y	13.70%	13.66%
Return Before Taxes – Class L	13.63%	13.59%
Return Before Taxes – Class A+	6.77%	6.75%
Return Before Taxes – Class N+	12.16%	12.13%

MSCI World Index(2)	9.49%	9.43%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2)	The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None(1)	1.00%(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.26%	.32%	.45%	.45%	.49%
Total Annual Fund Operating Expenses	1.06%	1.12%	1.25%	1.50%	1.79%

Less Expense Reimbursement	(.17%)	(.09%)	(.11%)	(.07%)	(.27%)
Net Fund Expenses(3)(4)	.89%	1.03%	1.14%	1.43%	1.52%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$91	$320	$568	$1,277
Class Y	$105	$347	$608	$1,353
Class L	$116	$386	$675	$1,499
Class A	$713	$1,017	$1,341	$2,255
Class N	$258	$538	$945	$2,080

–  55  –

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$155	$538	$945	$2,080

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Global Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 36.53% for the quarter ended December 31, 1999 and the lowest was -18.16% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2005)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class S*	14.18%	6.07%	13.80%
Class Y*	14.04%	5.93%	13.66%
Class L*	13.93%	5.82%	13.54%
Class A*	7.11%	4.28%	12.58%
Class N*	12.55%	5.43%	13.16%
MSCI World Index^	9.49%	2.18%	7.04%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Global Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Global Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Global Fund.

^The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  56  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Premier International Equity Fund

Investment Objective

This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by having at least 80% of its net assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund’s Sub-Adviser, OFI, focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

•	Capital Market Development;

•	Telecommunications/Media;

•	Efficiency Enhancing Technologies and Services;

•	Healthcare and Biotechnology;

•	Infrastructure Spending;

•	Emerging Consumer Markets;

•	Corporate Restructuring; and

•	Natural Resources.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 39.46% for the quarter ended December 31, 1999 and the lowest was -29.46% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years		Ten Years
Class S	14.55%		1.47%	8.28%
Class Y(2)	14.64%		1.46%	8.22%
Class L(2)	14.33%		1.28%	8.06%
Class A(2)	7.52%	-	0.16%	7.01%
Class N(2)	12.78%		0.70%	7.32%
MSCI EAFE(3)	13.54%		4.55%	5.84%

(1)	Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2)	Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A expenses, respectively, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

(3)	MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  58  –

	One Year	Five Years	Ten Years
Return Before Taxes – Class S	14.55%	1.47%	8.28%
Return After Taxes on Distributions – Class S	14.40%	1.39%	6.86%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	9.75%	1.26%	6.56%
MSCI EAFE(3)	13.54%	4.55%	5.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%		.85%		.85%		.85%		.85%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.26%		.29%		.44%		.44%		.49%
Total Annual Fund Operating Expenses	1.11%		1.14%		1.29%		1.54%		1.84%

Less Expense Reimbursement	(.02%	)	(.02%	)	(.02%	)	(.02%	)	(.02%	)
Net Fund Expenses(3)(4)	1.09%		1.12%		1.27%		1.52%		1.82%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$111	$351	$609	$1,348
Class Y	$114	$360	$625	$1,382
Class L	$129	$407	$705	$1,552
Class A	$722	$1,033	$1,365	$2,301
Class N	$288	$577	$994	$2,153

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$185	$577	$994	$2,153

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through February 28, 2007, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

–  59  –

MassMutual Premier Focused International Fund

Investment Objective

The Fund seeks long term capital appreciation.

Principal Investment Strategies and Risks

The Fund will invest a minimum of 90% of its total assets in equity securities (including ADRs, EDRs, GDRs, exchange traded funds and preferred shares). The Fund will invest in a minimum of 30 issuers organized, headquartered or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International Europe Australasia Far East Index (the “EAFE Index”). The Fund may invest up to 10% of its total assets in options, warrants, convertible securities and fixed income securities.

The Fund will invest such that a country’s percentage weight or its currency weight within the Fund will not vary from its weight within the EAFE Index by more than the following percentage limitations:

•	Europe ex UK – EAFE Index +/- 25% (i.e. if the EAFE Index weighting for this bloc is 40%, the Fund will invest no less than 15% and no more than 65% of its total assets in the countries within such bloc);

•	United Kingdom; Japan – EAFE Index +/- 20%, respectively;

•	Australia – EAFE Index +/- 15%; and

•	Other Pacific Basin Countries – EAFE Index +/- 12%, respectively.

The Fund may also invest up to 10% of its total assets in the equity securities of a single issuer. The Fund may not maintain a cash position of more than 10% of its total assets, other than short-term cash positions resulting from subscriptions or redemptions made by Fund shareholders. The Fund may hedge no more than 10% of its total assets into U.S. dollars other than in connection with subscriptions or redemptions made by Fund shareholders. Investments in U.S. dollar denominated securities of EAFE issuers will not be included in the calculation of the foregoing limitation.

A significant majority of the investments made by the Fund may be denominated in other than U.S. currency. The Fund’s Sub-Adviser, Baring International Investment Limited (“Baring”) defines currency risk to include absolute currency risk, which is the risk associated with holding investment assets in other than an investor’s base currency (in the case of the Fund, U.S. dollars) and relative currency risk which is the risk associated with deviation from the EAFE Index currency weightings. The Fund may employ hedging techniques, including cross hedging, to address one or both of these sources of risk. Baring may actively manage currencies to hedge toward the benchmark or seek to add value through currency exposures independent of stock and benchmark considerations. Baring will never initiate sales of currencies in forward markets that will in total be greater than 15% of the Fund’s value. Investors must be prepared to bear the full currency risk of their investment. Fluctuations in the rate of exchange between the U.S. dollar and other currencies may have a significant impact on the returns realized by the Fund and its investors.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 62.

Annual Performance

The Fund began operations December 1, 2005, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

–  60  –

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.90%		.90%		.90%		.90%		.90%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(3)	2.20%		2.30%		2.45%		2.45%		2.60%
Total Annual Fund Operating Expenses	3.10%		3.20%		3.35%		3.60%		4.00%

Less Expense Reimbursement	(1.95%	)	(2.02%	)	(2.02%	)	(2.02%	)	(2.12%	)
Net Fund Expenses(4)(5)	1.15%		1.18%		1.33%		1.58%		1.88%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$117	$775
Class Y	$120	$798
Class L	$136	$843
Class A	$727	$1,441
Class N	$294	$1,027

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$191	$1,027

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Baring Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Baring for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Focused International Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 17.54% for the quarter ended June 30, 2003 and the lowest was -19.00% for the quarter ended March 31, 2001.

Baring Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Baring’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (7/2000)
Baring Composite
Class S*	18.06%	5.36%	2.17%
Class Y*	18.03%	5.33%	2.14%
Class L*	17.88%	5.17%	1.99%
Class A*	10.86%	3.68%	0.65%
Class N*	16.33%	4.61%	1.44%

MSCI EAFE^	13.54%	4.55%	2.32%

* Performance shown is a composite of all portfolios managed by Baring with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate Baring’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Baring is not indicative of future performance of the Fund.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  61  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Money Market/Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Inflation Protected, the Core Bond Fund, the Balanced Fund’s Core Bond Segment, the Diversified Bond Fund, the Strategic Income Fund and the High Yield Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is defined on page 8 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Core Equity Segment of the Balanced Fund, the Value Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II the Enhanced Index Core Equity Fund, the Main Street Fund, the Capital Appreciation Fund, the Core Growth Fund, the Enhanced Index Growth Fund, the Mid-Cap Value Fund, the Small Capitalization Value Fund, the Small Company Opportunities Fund, the Global Fund, the International Equity Fund and the Focused International Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Short-Duration Bond Fund, the Core Bond

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

–  62  –

Fund, the Diversified Bond Fund, the Strategic Income Fund, the Core Bond Segment of the Balanced Fund and the High Yield Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Funds to the extent that they invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Funds may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

–  63  –

The Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. The Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Capital Appreciation Fund, the Small Company Opportunities Fund, the Mid-Cap Value Fund, the Small Capitalization Value Fund, the Global Fund, the International Equity Fund and the Focused International Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Capital Apprciation Fund, the Core Growth Fund, the Enhanced Index Growth Fund, the Global Fund, the International Equity Fund and the Focused International Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Value Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Mid-Cap Value Fund and the Small Capitalization Value Fund generally have the greatest exposure to this risk.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded.

–  64  –

All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The High Yield Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so. In addition to the High Yield Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund and the Balanced Fund’s Core Bond Segment generally have the greatest exposure to this risk.

•	Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as “junk bonds,” and comparable unrated securities in which the High Yield Fund and Strategic Income Fund invest, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

These Funds may hold any portion of their assets in lower rated ( i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

Since the Funds may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Funds may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. In addition to the High Yield Fund and Strategic Income Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund and the Balanced Fund’s Core Bond Segment generally have the greatest exposure to this risk.

•.	Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Portfolio Turnover Risk. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

–  65  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

Risk	Money Market Fund	Short-Duration Bond Fund	Inflation Protected Bond Fund	Core Bond Fund	Diversified Bond Fund	Strategic Income Fund	High Yield Fund	Balanced Fund	Value Fund

Market Risk	X	X	X	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X	X	X	X

Management Risk	X	X	X	X	X	X	X	X	X

Prepayment Risk		X	X	X	X	X	X	X

Liquidity Risk			X	X	X	X	X	X	X

Derivative Risk		X	X	X	X	X	X	X	X

Foreign Investment Risk			X	X	X	X	X	X	X

Emerging Markets Risk				X	X	X	X	X	X

Currency Risk			X	X	X	X	X	X	X

Smaller Company Risk									X

Growth Company Risk

Value Company Risk									X

Leveraging Risk		X	X	X	X	X		X	X

Convertible Securities Risk		X		X	X		X	X	X

Lower-Rated Fixed Income Securities Risk		X		X	X	X	X	X

Preferred Stock Risk							X		X

Portfolio Turnover Risk							X		X

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Risk	Enhanced Index Value Fund	Enhanced Index Value Fund II	Enhanced Index Core Equity Fund	Main Street Fund	Capital Appreciation Fund	Core Growth Fund	Enhanced Index Growth Fund	Mid-Cap Value Fund	Small Capitalization Value Fund	Small Company Opportunities Fund	Global Fund	International Equity Fund	Focused International Fund

Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X

Management Risk	X	X	X	X	X	X	X	X	X	X	X	X	X

Prepayment Risk

Liquidity Risk	X	X	X		X		X	X	X	X	X	X	X

Derivative Risk	X	X	X	X	X	X	X	X	X	X	X	X	X

Foreign Investment Risk					X	X		X		X	X	X	X

Emerging Markets Risk											X	X

Currency Risk					X	X		X		X	X	X	X

Smaller Company Risk					X			X	X	X	X		X

Growth Company Risk					X	X	X			X	X		X

Value Company Risk	X	X						X	X

Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X	X

Convertible Securities Risk

Lower-Rated Fixed Income Securities Risk

Preferred Stock Risk

Portfolio Turnover Risk	X	X	X			X	X	X		X			X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2005, MassMutual, together with its subsidiaries, had assets under management in excess of $390 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .35% for the Money Market Fund, .40% for the Short-Duration Bond Fund, .48% for the Inflation-Protected Bond Fund, .48% for the Core Bond Fund, .50% for the Diversified Bond Fund, .55% for the Strategic Income Fund, .50% for the High Yield Fund, .48% for the Balanced Fund, .50% for the Value Fund, .50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the Enhanced Index Core Equity Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund, .55% for the Core Growth Fund, .50% for the Enhanced Index Growth Fund, .80% for the Mid-Cap Value Fund, .70% for the Small Capitalization Value Fund, .58% for the Small Company Opportunities Fund, .80% for the Global Fund, .85% for the International Equity Fund and .90% for the Focused International Fund.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Funds is available in either the Funds’ semi-annual report to shareholders dated April 30, 2005 or will be available in the Funds’ semi-annual report to shareholders dated April 30, 2006 or the Funds’ annual report to shareholders dated October 31, 2006.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0144% to .1800% for Class S shares; .0644% to .2468% for Class Y shares; .2144% to .3968% for Class L and Class A shares; and .2644% to .4568% for Class N shares.

MassMutual Contracts with the following Sub-Advisers to help manage the Funds:

Babson Capital Management LLC (“Babson Capital”), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at 470 Atlantic Avenue, Boston, Massachusetts 02110, manages the investments of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected Bond Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Enhanced Index Value Fund, Enhanced Index Value Fund II, Enhanced Index Core Equity Fund, Enhanced Index Growth Fund, Mid-Cap Value Fund, Small Capitalization Value Fund and Small Company Opportunities Fund. Babson Capital has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of December 31, 2005 of more than $92 billion.

William M. Awad III

is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Awad is a Chartered Financial Analyst with over 17 years of industry experience. Prior to joining Babson Capital in 2001, Mr. Awad worked as an auditor at State Street Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

Chris C. Cao

shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Enhanced

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Index Core Equity Segment of the Balanced Fund with Michael Farrell. Mr. Cao, a Chartered Financial Analyst, has over six years of investment experience. Mr. Cao joined Babson Capital in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO. Mr. Cao and Mr. Farrell are assisted by a team of Babson Capital professionals.

Christopher M. Crooks

is a portfolio manager of the Small Company Opportunities Fund. Mr. Crooks, a Managing Director of Babson Capital, is a Chartered Financial Analyst with more than 12 years of investment experience. Prior to joining Babson Capital in 2003, Mr. Crooks was a Managing Director at Commerce Capital Markets where he worked as an analyst.

Ronald Desautels

shares principal responsibility for the day-to-day management of the Short-Duration Bond Fund and the Inflation-Protected Bond Fund with Mr. Nagle. Mr. Desautels has managed these Funds since inception. Mr. Desautels, a Managing Director of Babson Capital, is a Chartered Financial Analyst with 29 years of investment experience and has been associated with MassMutual since 1985.

Steven A. Dray

is a portfolio manager of the Small Company Opportunities Fund. Mr. Dray, a Managing Director of Babson Capital, is a Chartered Financial Analyst with over ten years of investment experience. Prior to joining Babson Capital in 2001, he was with Strong Capital Management for five years where he worked as an analyst and then as an associate portfolio manager.

Michael Farrell

shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Enhanced Index Core Equity Segment of the Balanced Fund with Mr. Cao. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson Capital, has 18 years of investment experience. Mr. Farrell joined Babson Capital in April, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

Jill Fields

is principally responsible for the day-to-day management of the High Yield Fund and the high yield segment of the Diversified Bond Fund. Ms. Fields, a Managing Director of Babson Capital, joined Babson Capital in 2000. Prior to that time, Ms. Fields had worked for ITT Hartford Insurance Companies as the Director of Corporate Bond Research and more recently at MassMutual as an investment professional.

Daniel J. Goldfarb

is a portfolio manager of the Small Company Opportunities Fund. Mr. Goldfarb, a Managing Director of Babson Capital, is a Chartered Financial Analyst with more than 19 years of investment experience. Prior to joining Babson Capital in 1995, he served as a research analyst with Wilmington Trust.

Marilyn Mendel Han

is a co-portfolio manager of the Small Capitalization Value Fund, along with Mr. James and Ms. Prasad. Ms. Mendel Han, a Managing Director of Babson Capital, has over 19 years of industry experience. Prior to joining Babson Capital in 1994, she served as an investment banker at Bear Stearns, a sales and trading associate at Chemical Bank, and a financial planning analyst at Morgan Stanley.

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Lance F. James

is a co-portfolio manager of the Small Capitalization Value Fund, along with Ms. Mendel Han and Ms. Prasad, and of the Mid-Cap Value Fund, along with Mr. Kylander. Mr. James, a Managing Director at Babson Capital, is the head of the firm’s Small/Mid Cap Value Team that provides research and portfolio management for the Fund. Mr. James has over 24 years of investment experience. Prior to joining Babson Capital in 1986, he spent time at Rockwell International Corporation, EBF Associates of Boston and later at Hewitt Associates.

Mary Wilson Kibbe

is principally responsible for the day-to-day management of the Money Market Fund, and the Money Market Segment of the Balanced Fund and is head of the investment team primarily responsible for the day-to-day management of the Short-Duration Bond Fund, Inflation-Protected Bond Fund, Core Bond Fund, Diversified Bond Fund, and the Core Bond Segment of the Balanced Fund. Ms. Kibbe, a Managing Director of Babson Capital, has over 30 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson Capital.

Stephen E. Kylander

is a co-portfolio manager of the Mid-Cap Value Fund, along with Mr. James. Mr. Kylander, a Managing Director at Babson Capital, has over 17 years of industry experience. Prior to joining Babson Capital in 1999, Mr. Kylander spent time at The Yarmouth Group, LEK Consulting Group and The First Boston Corporation.

Stephen F. Libera

is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Libera, a Managing Director of Babson Capital, is a Chartered Financial Analyst with more than 31 years of investment experience. Prior to joining Babson Capital in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

David L. Nagle

is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Nagle shares principle responsibility for the day-to-day management of the Short-Duration Bond Fund and the Inflation-Protected Bond Fund with Mr. Desautels. Mr. Nagle, a Chartered Financial Analyst, has more than 20 years of investment experience with Babson Capital.

Mitali Prasad

is a co-portfolio manager of the Small Capitalization Value Fund, along with Mr. James and Ms. Mendel Han. Ms. Prasad, a Managing Director of Babson Capital, is a Chartered Financial Analyst with over 12 years of industry experience. She joined Babson Capital in 1994.

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Baring International Investment Limited (“BIIL”), an indirect wholly-owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the Focused International Fund. BIIL is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc., the “BAM Group”). As of December 31, 2005 the BAM Group managed US$34.79 billion on behalf of clients located around the world. Portfolio construction for the Focused International Fund is the responsibility of the Global Equity Group - a team of seven senior investors who represent the diverse skills required to construct EAFE portfolios. One of these seven team members holds primary responsibility for this Fund:

Christopher J.D. Lees, CFA

has been a member of the Global Equity Group since its inception in 2002 and was made the Head of the Global Sector Teams in 2002. He is an Investment Manager responsible for EAFE and Global portfolios. From 1994 until 2002 Chris was located in Boston as a member of the US Equity Team. During his tenure in North America he was lead manager for the Baring American Growth Trust and the Baring North America Fund and was also the Head of the Consumer Discretionary Global Sector Team. Chris joined Baring Asset Management in 1990 as a graduate trainee, working just with the Fixed Income Team, the UK Equity Team, and then the UK Asset Allocation Team.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, manages the investments of the Strategic Income Fund, Value Fund, Main Street Fund, Capital Appreciation Fund, Core Growth Fund, Global Fund and International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2005, OFI managed assets of approximately $204 billion.

Marc L. Baylin

is a co-portfolio manager of the Capital Appreciation Fund. Mr. Baylin, a Chartered Financial Analyst, is a Vice President of OFI. Prior to joining OFI in September 2005, he was a Managing Director and lead portfolio manager on a large-cap growth strategy at JP Morgan Asset Management for three years. Prior to that, he was with T. Rowe Price Associates for nearly ten years.

Rajeev Bhaman

is the portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Vice President of OFI since 1996. Prior to joining the Global Equity Investment team at OFI in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

George R. Evans

has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Senior Vice President and Portfolio Manager of OFI and has been with OFI since 1990. Prior to joining OFI in 1990, he was a Securities Analyst and Portfolio Manager at Brown Brothers Harriman & Company.

Christopher Leavy

is the portfolio manager of the Value Fund. Mr. Leavy is a Senior Vice President of OFI. Prior to joining OFI in 2000, Mr. Leavy was a portfolio manager with Morgan Stanley Dean Witter Investment Management since 1997.

Nikolaos D. Monoyios

is a co-portfolio manager of the Main Street Fund. Mr. Monoyios is a Senior Vice President of OFI . Prior to joining OFI in 1998, Mr. Monoyios was a portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company for over 17 years.

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David Poiesz

is the portfolio manager of the Core Growth Fund. Mr. Poiesz has been a Senior Vice President and Director of Growth Equities of OFI since June 2004. Prior to joining OFI, Mr. Poiesz was Senior Portfolio Manager at Merrill Lynch from October 2002 to May 2004, founding partner of RiverRock Capital LLC, a hedge fund product, from April 1999 to July 2001 and portfolio manager at Jennison Associates from November 1992 to March 1999.

Marc R. Reinganum

is a portfolio manager of the Main Street Fund. Dr. Reinganum is a Vice President of OFI. Prior to joining OFI in September 2002, Dr. Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Arthur P. Steinmetz

is the portfolio manager of the Strategic Income Fund. Mr. Steinmetz is a Senior Vice President of OFI. Prior to joining OFI in 1986, Mr. Steinmetz was an Analyst with PaineWebber where his responsibilities dealt with derivative securities.

William L. Wilby

is a Senior Vice President of OFI, and is a co-portfolio manager of the Capital Appreciation Fund. Dr. Wilby, a Chartered Financial Analyst with over 23 years of asset management experience, has been with OFI since 1991. Before joining OFI in 1991, Mr. Wilby was an International Investment Strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, he was a Managing Director and Portfolio Manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an International Pension Manager. Before beginning his Portfolio Management career, Mr. Wilby was an International Financial Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, the shareholders of the Money Market Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Diversified Bond Fund, the Strategic Income Fund, the Balanced Fund, the Enhanced Index Value Fund II, the Main Street Fund, the Capital Appreciation Fund, the Mid-Cap Value Fund, the Global Fund, the International Equity Fund and the Focused International Fund have previously approved this arrangement.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S shares.

Additionally, shareholders of the Core Bond Fund, the Core Growth Fund and the Small Capitalization Value Fund who held shares of those Funds prior to October 31, 2004 may purchase Class S shares of the Core Bond Fund, the Core Growth Fund and the Small Capitalization Value Fund, respectively.

Shareholder and Distribution Fees. Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class S shares do not have deferred sales charges or any Rule 12b-1 fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

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•	Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y shares.

Additionally, shareholders of the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the High Yield Fund who held shares of those Funds prior to October 31, 2004 may purchase Class Y shares of the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the High Yield Fund, respectively.

Shareholder and Distribution Fees. The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Additionally, shareholders of the Value Fund who held shares of that Fund prior to October 31, 2004 may purchase Class L shares of the Value Fund.

Shareholder and Distribution Fees. Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class L shares do not have deferred sales charges or any Rule 12b-1 fees.

Class A and Class N Shares

Eligible Purchasers.  Class A and Class N shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Additionally, shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004 may purchase Class A shares of the Small Company Opportunities Fund.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of your money is invested in the Fund or Funds of your choice. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection

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with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the “Distributor”), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that result in the sale of certain of MassMutual’s variable annuity contracts. The Funds are underlying investment options for these contracts.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans that own MassMutual’s variable annuity contracts;

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•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms for the sale of its variable annuity contracts or with other marketing or administrative services with respect to these contracts; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in “Placing Transaction Orders—For Shareholders holding shares of the Trust prior to November 1, 2004.” An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Global Fund, International Equity Fund or Focused International Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Global Fund, International Equity Fund or Focused International Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

–  77  –

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Placing Transaction Orders—For Shareholders holding shares of the Trust prior to November 1, 2004

Shareholders of the Trust who held their shares prior to November 1, 2004 (when the Trust’s name changed from The DLB Fund Group) and who previously placed transaction orders directly with the Trust through a DLB Fund Coordinator, will place trades by telephone or in writing directly with Investors Bank & Trust Company (“IBT”), the Trust’s Transfer Agent. With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the Trust.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to IBT. You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 877-766-0014. Persons electing to place transaction orders by telephone are able to do so through the following dedicated telephone number: MassMutual Premier Funds Transaction Line, 800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to IBT. Transaction orders placed in writing should be addressed to Investors Bank & Trust Company, Attn: Transfer Agency Operations, PO Box 642, Boston, MA 02116-0642 and should include the following information:

•	A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

•	The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual “Medallion Guaranteed” stamp.

•	If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.

•	The resolution must be signed by the secretary. It must have a corporate seal or state that no seal exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to IBT.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and

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concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) /
Front-End Sales Charge (As a Percentage of Net Amount
Invested) / Concession (As a Percentage of Offering Price) for
Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000-$249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000-$499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000-$999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sale efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Premier Funds except the Money Market Fund.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

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All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Class A shares of the Small Company Opportunities Fund sold to shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an

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account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

•	Redemptions of Class A shares of the Small Company Opportunities Fund by shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential

–  81  –

tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be

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subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Shareholders of the Funds other than the Global Fund, the International Equity Fund and the Focused International Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Global Fund, the International Equity Fund and the Focused International Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is no longer required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision first applies to a Fund in its taxable year beginning November 1, 2005.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). The Mid-Cap Value Fund and Focused International Fund each commenced operations December 1, 2005 and do not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MONEY MARKET FUND

	Class A
	Year ended 10/31/05	Period ended 10/31/04++		Year ended 12/31/03		Year ended 12/31/02†		Year ended 12/31/01†		Year ended 12/31/00†
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income	0.02 ***	0.00	***††	0.00	***††	0.01	***	0.03	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.00	0.00	††	0.00	††	0.00	††	0.00	††	(0.00	)††

Total income from investment operations	0.02	0.00		0.00		0.01		0.03		0.06

Less distributions to shareholders:
From net investment income	(0.02)	(0.00	)††	(0.00	)††	(0.01)		(0.03)		(0.06)
From net realized gains	-	(0.00	)††	(0.00	)††	-		-		-

Total distributions	(0.02)	-		(0.00)		(0.01)		(0.03)		(0.06)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(a)	2.09%	0.28%	**	0.20%		0.92%		3.62%		5.84%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$90,342	$82,439		$78,968		$90,331		$90,121		$29,149
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%	0.98%	*	0.95%		0.95%		0.96%		0.95%
After expense waiver#	0.77%	0.86%	*	0.94%		N/A		N/A		N/A
Net investment income to average daily net assets	2.07%	0.34%	*	0.21%		0.92%		3.28%		5.95%

	Class L
	Year ended 10/31/05	Period ended 10/31/04++		Year ended 12/31/03		Year ended 12/31/02†		Year ended 12/31/01†		Year ended 12/31/00†
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00		$0.99

Income (loss) from investment operations:
Net investment income	0.02 ***	0.00	***††	0.00	***††	0.01	***	0.04	***	0.07	***
Net realized and unrealized gain (loss) on investments	0.00	0.00	††	0.00	††	0.00	††	0.00	††	(0.00	)††

Total income from investment operations	0.02	0.00		0.00		0.01		0.04		0.07

Less distributions to shareholders:
From net investment income	(0.02)	(0.00	)††	(0.00	)††	(0.01)		(0.04)		(0.06)
From net realized gains	-	(0.00	)††	(0.00	)††	-		-		-

Total distributions	(0.02)	-		(0.00)		(0.01)		(0.04)		(0.06)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(a)	2.34%	0.47%	**	0.44%		1.19%		3.88%		6.07%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$63,462	$61,345		$55,400		$66,906		$53,151		$24,010
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.74%	*	0.70%		0.70%		0.71%		0.70%
After expense waiver#	0.52%	0.63%	*	N/A		N/A		N/A		N/A
Net investment income to average daily net assets	2.32%	0.56%	*	0.44%		1.17%		3.58%		6.25%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect stock splits.
††	Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
++	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003, the period ended October 31, 2004, and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

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MONEY MARKET FUND

	Class Y
	Year ended 10/31/05	Period ended 10/31/04++		Year ended 12/31/03		Year ended 12/31/02†	Year ended 12/31/01†		Year ended 12/31/00†
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00		$0.99

Income (loss) from investment operations:
Net investment income	0.02 ***	0.01	***	0.01	***	0.01 ***	0.04	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.00	0.00	††	0.00	††	0.01	0.00	††	(0.00	)††

Total income from investment operations	0.02	0.01		0.01		0.02	0.04		0.06

Less distributions to shareholders:
From net investment income	(0.02)	(0.01)		(0.01)		(0.02)	(0.04)		(0.05)
From net realized gains	-	(0.00	)††	(0.00	)††	-	-		-

Total distributions	(0.02)	(0.01)		(0.01)		(0.02)	(0.04)		(0.05)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(a)	2.31%	0.51%	**	0.59%		1.33%	4.04%		6.25%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$76,384	$123,384		$90,362		$107,089	$84,481		$62,858
Ratio of expenses to average daily net assets:
Before expense waiver	0.55%	0.59%		0.55%		0.55%	0.56%		0.55%
After expense waiver#	0.55%	N/A		N/A		N/A	N/A		N/A
Net investment income to average daily net assets	2.20%	0.64%	*	0.59%		1.31%	3.87%		6.15%

	Class S
	Year ended 10/31/05	Period ended 10/31/04++		Year ended 12/31/03		Year ended 12/31/02†	Year ended 12/31/01†		Year ended 12/31/00†
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00		$0.99

Income (loss) from investment operations:
Net investment income	0.02 ***	0.01	***	0.01	***	0.01 ***	0.04	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.00	0.00	††	0.00	††	0.01	0.00	††	(0.00	)††

Total income from investment operations	0.02	0.01		0.01		0.02	0.04		0.06

Less distributions to shareholders:
From net investment income	(0.02)	(0.01)		(0.01)		(0.02)	(0.04)		(0.05)
From net realized gains	-	(0.00	)††	(0.00	)††	-	-		-

Total distributions	(0.02)	(0.01)		(0.01)		(0.02)	(0.04)		(0.05)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(a)	2.42%	0.59%	**	0.69%		1.42%	4.14%		6.37%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$214,152	$255,835		$269,275		$332,076	$392,587		$389,011
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	0.48%		0.45%		0.45%	0.45%		0.45%
After expense waiver#	0.45%	N/A		N/A		N/A	N/A		N/A
Net investment income to average daily net assets	2.36%	0.70%	*	0.70%		1.43%	4.03%		6.22%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect stock splits.
††	Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
++	For the period from January 1, 2004 through October 31, 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  85  –

SHORT-DURATION BOND FUND

	Class A
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$10.52	$10.27		$10.34	$10.03	$9.98	$9.98

Income (loss) from investment operations:
Net investment income	0.32 ***	0.27	***	0.34 ***	0.40 ***	0.49 ***	0.63 ***
Net realized and unrealized gain (loss) on investments	(0.23)	(0.02)		(0.01)	0.32	0.10	(0.03)

Total income from investment operations	0.09	0.25		0.33	0.72	0.59	0.60

Less distributions to shareholders:
From net investment income	(0.37)	-		(0.40)	(0.41)	(0.54)	(0.60)
From net realized gains	(0.03)	-		-	-	-	-

Total distributions	(0.40)	-		(0.40)	(0.41)	(0.54)	(0.60)

Net asset value, end of period	$10.21	$10.52		$10.27	$10.34	$10.03	$9.98

Total Return(a)	0.88% (c)	2.43%	(c)**	3.22%	7.19%	5.94%	6.04%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$64,617	$59,552		$43,144	$21,199	$11,473	$5,359
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%	0.99%	*	0.99%	0.99%	0.99%	0.99%
After expense waiver#	0.92%	0.95%	*	N/A	N/A	N/A	N/A
Net investment income to average daily net assets	3.17%	3.14%	*	3.20%	3.88%	4.67%	6.08%
Portfolio turnover rate	114%	78%	**	41%	19%	24%	55%

	Class L
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$10.53	$10.27		$10.32	$10.01	$9.95	$9.92

Income (loss) from investment operations:
Net investment income	0.35 ***	0.29	***	0.36 ***	0.43 ***	0.51 ***	0.63 ***
Net realized and unrealized gain (loss) on investments	(0.23)	(0.03)		0.01	0.32	0.10	(0.00)†

Total income from investment operations	0.12	0.26		0.37	0.75	0.61	0.63

Less distributions to shareholders:
From net investment income	(0.39)	-		(0.42)	(0.44)	(0.55)	(0.60)
From net realized gains	(0.03)	-		-	-	-	-

Total distributions	(0.42)	-		(0.42)	(0.44)	(0.55)	(0.60)

Net asset value, end of period	$10.23	$10.53		$10.27	$10.32	$10.01	$9.95

Total Return(a)	1.20%	2.53%	**	3.55%	7.47%	6.16%	6.37%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$196,942	$196,397		$183,757	$139,555	$77,789	$45,694
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%	0.74%	*	0.74%	0.74%	0.74%	0.74%
After expense waiver#	0.67%	0.70%	*	N/A	N/A	N/A	N/A
Net investment income to average daily net assets	3.44%	3.35%	*	3.46%	4.13%	4.96%	6.14%
Portfolio turnover rate	114%	78%	**	41%	19%	24%	55%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net realized and unrealized loss on investments is less than $0.01 per share.
+	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 2004 through October 31, 2004 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  86  –

SHORT-DURATION BOND FUND

	Class Y
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$10.58	$10.30		$10.37	$10.05	$9.99	$9.96

Income (loss) from investment operations:
Net investment income	0.36 ***	0.30	***	0.38 ***	0.44 ***	0.53 ***	0.65 ***
Net realized and unrealized gain (loss) on investments	(0.24)	(0.02)		(0.02)	0.34	0.10	(0.01)

Total income from investment operations	0.12	0.28		0.36	0.78	0.63	0.64

Less distributions to shareholders:
From net investment income	(0.40)	-		(0.43)	(0.46)	(0.57)	(0.61)
From net realized gains	(0.03)	-		-	-	-	-

Total distributions	(0.43)	-		(0.43)	(0.46)	(0.57)	(0.61)

Net asset value, end of period	$10.27	$10.58		$10.30	$10.37	$10.05	$9.99

Total Return(a)	1.17%	2.72%	**	3.50%	7.73%	6.35%	6.44%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$68,287	$49,563		$55,458	$42,750	$14,733	$6,644
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%	0.59%	*	0.59%	0.59%	0.59%	0.58%
After expense waiver#	0.59%	N/A		N/A	N/A	N/A	N/A
Net investment income to average daily net assets	3.48%	3.45%	*	3.60%	4.24%	5.08%	6.26%
Portfolio turnover rate	114%	78%	**	41%	19%	24%	55%

	Class S
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$10.64	$10.36		$10.41	$10.08	$10.01	$9.97

Income (loss) from investment operations:
Net investment income	0.37 ***	0.30	***	0.39 ***	0.45 ***	0.54 ***	0.63 ***
Net realized and unrealized gain (loss) on investments	(0.24)	(0.02)		(0.01)	0.33	0.10	0.02

Total income from investment operations	0.13	0.28		0.38	0.78	0.64	0.65

Less distributions to shareholders:
From net investment income	(0.40)	-		(0.43)	(0.45)	(0.57)	(0.61)
From net realized gains	(0.03)	-		-	-	-	-

Total distributions	(0.43)	-		(0.43)	(0.45)	(0.57)	(0.61)

Net asset value, end of period	$10.34	$10.64		$10.36	$10.41	$10.08	$10.01

Total Return(a)	1.33%	2.70%	**	3.68%	7.75%	6.42%	6.48%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$157,275	$128,695		$127,246	$146,276	$161,988	$182,669
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.54%	*	0.54%	0.54%	0.54%	0.54%
After expense waiver#	0.54%	N/A		N/A	N/A	N/A	N/A
Net investment income to average daily net assets	3.54%	3.48%	*	3.67%	4.38%	5.19%	6.15%
Portfolio turnover rate	114%	78%	**	41%	19%	24%	55%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%.

–  87  –

SHORT-DURATION BOND FUND

	Class N
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$10.47	$10.25		$10.30		$10.31

Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.25	***	0.31	***	(0.00	)***†
Net realized and unrealized loss on investments	(0.19)	(0.03)		(0.00	)†	(0.01)

Total income (loss) from investment operations	0.05	0.22		0.31		(0.01)

Less distributions to shareholders:
From net investment income	(0.33)	-		(0.36)		-
From net realized gains	(0.03)	-		-		-

Total distributions	(0.36)	-		(0.36)		-

Net asset value, end of period	$10.16	$10.47		$10.25		$10.30

Total Return(a)	0.62% (b)	2.15%	(b)**	2.98%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$103	$106		$104		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%	1.29%	*	1.29%		-	‡
After expense waiver#	1.22%	1.25%	*	N/A		N/A
Net investment income to average daily net assets	2.39%	2.92%	*	2.92%		-	‡
Portfolio turnover rate	114%	78%	**	41%		19%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
+	For the period from January 1,2004 through October 31, 2004.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 2004 through October 31, 2004 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charges and would be lower for the periods presented if they reflected these charges.

–  88  –

INFLATION-PROTECTED BOND FUND

	Class A
	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03+
Net asset value, beginning of period	$10.60	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.69 ***	0.36	***	-
Net realized and unrealized gain (loss) on investments	(0.48)	0.24		-

Total income from investment operations	0.21	0.60		0.00

Less distributions to shareholders:
From net investment income	(0.29)	-		-
From net realized gains	(0.01)	-		-

Total distributions	(0.30)	-		-

Net asset value, end of period	$10.51	$10.60		$10.00

Total Return(a)	1.95% (b)	6.00%	**(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$15,983	$4,447		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%	1.11%	*	-	‡
After expense waiver#	N/A	1.08%	*	N/A	‡
Net investment income to average daily net assets	6.52%	4.11%	*	0.00%	‡
Portfolio turnover rate	7%	4%	**	N/A

	Class L
	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03+
Net asset value, beginning of period	$10.66	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.46 ***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(0.23)	0.33		-

Total income from investment operations	0.23	0.66		0.00

Less distributions to shareholders:
From net investment income	(0.29)	-		-
From net realized gains	(0.01)	-		-

Total distributions	(0.30)	-		-

Net asset value, end of period	$10.59	$10.66		$10.00

Total Return(a)	2.22%	6.60%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,977	$2,095		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.86%	*	-	‡
After expense waiver#	N/A	0.83%	*	N/A	‡
Net investment income to average daily net assets	4.32%	3.82%	*	0.00%	‡
Portfolio turnover rate	7%	4%	**	N/A

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
††	For the period from January 1, 2004 through October 31, 2004.
‡	Amounts are de minimis due to short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period ended December 31, 2003 and the period ended October 31, 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if it reflected these charges.

–  89  –

INFLATION-PROTECTED BOND FUND

	Class Y
	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03+
Net asset value, beginning of period	$10.67	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.56 ***	0.34	***	-
Net realized and unrealized gain (loss) on investments	(0.31)	0.33		-

Total income from investment operations	0.25	0.67		0.00

Less distributions to shareholders:
From net investment income	(0.30)	-		-
From net realized gains	(0.01)	-		-

Total distributions	(0.31)	-		-

Net asset value, end of period	$10.61	$10.67		$10.00

Total Return(a)	2.32%	6.70%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$79,985	$66,938		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%	0.71%	*	-	‡
After expense waiver#	N/A	0.68%	*	N/A	‡
Net investment income to average daily net assets	5.27%	3.92%	*	0.00%	‡
Portfolio turnover rate	7%	4%	**	N/A

	Class S
	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03+
Net asset value, beginning of period	$10.68	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.56 ***	0.34	***	-
Net realized and unrealized gain (loss) on investments	(0.30)	0.34		-

Total income from investment operations	0.26	0.68		0.00

Less distributions to shareholders:
From net investment income	(0.30)	-		-
From net realized gains	(0.01)	-		-

Total distributions	(0.31)	-		-

Net asset value, end of period	$10.63	$10.68		$10.00

Total Return(a)	2.49%	6.80%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$141,438	$84,021		$10,521
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.61%	*	-	‡
After expense waiver#	N/A	0.58%	*	N/A	‡
Net investment income to average daily net assets	5.24%	3.90%	*	0.00%	‡
Portfolio turnover rate	7%	4%	**	N/A

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
††	For the period from January 1, 2004 through October 31, 2004.
‡	Amounts are de minimis due to short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period ended December 31, 2003 and the period ended October 31, 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  90  –

INFLATION-PROTECTED BOND FUND

	Class N
	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03+
Net asset value, beginning of period	$10.61	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.48 ***	0.22	***	-
Net realized and unrealized gain (loss) on investments	(0.31)	0.39		-

Total income from investment operations	0.17	0.61		0.00

Less distributions to shareholders:
From net investment income	(0.22)	-		-
From net realized gains	(0.01)	-		-

Total distributions	(0.23)	-		-

Net asset value, end of period	$10.55	$10.61		$10.00

Total Return(a)	1.60% (b)	6.10%	**(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$113	$107		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%	1.41%	*	-	‡
After expense waiver#	N/A	1.38%	*	N/A	‡
Net investment income to average daily net assets	4.49%	2.62%	*	0.00%	‡
Portfolio turnover rate	7%	4%	**	N/A

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
††	For the period from January 1, 2004 through October 31, 2004.
‡	Amounts are de minimis due to short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period ended December 31, 2003 and the period ended October 31, 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if it reflected these charges.

–  91  –

CORE BOND FUND

	Class A
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$10.88	$10.93		$11.18	$10.76	$10.65	$10.12

Income (loss) from investment operations:
Net investment income	0.39 ***	0.31	***	0.36 ***	0.48 ***	0.56 ***	0.65 ***
Net realized and unrealized gain (loss) on investments	(0.32)	0.10		0.17	0.42	0.21	0.42

Total income from investment operations	0.07	0.41		0.53	0.90	0.77	1.07

Less distributions to shareholders:
From net investment income	(0.07)	(0.36)		(0.63)	(0.45)	(0.57)	(0.54)
From net realized gains	-	(0.10)		(0.15)	(0.03)	(0.09)	-

Total distributions	(0.07)	(0.46)		(0.78)	(0.48)	(0.66)	(0.54)

Net asset value, end of period	$10.88	$10.88		$10.93	$11.18	$10.76	$10.65

Total Return(a)	0.64% (c)	3.74%	**(c)	4.78%	8.28%	7.32%	10.62%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$239,708	$227,160		$204,591	$156,727	$61,179	$13,435
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%	1.05%	*	1.04%	1.04%	1.05%	1.04%
After expense waiver#	0.95%	1.00%	*	N/A	N/A	N/A	N/A
Net investment income to average daily net assets	3.62%	3.40%	*	3.17%	4.34%	5.03%	6.02%
Portfolio turnover rate	219%	178%	**	146%	187%	68%	39%

	Class L
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$10.94	$10.98		$11.22	$10.79	$10.66	$10.11

Income (loss) from investment operations:
Net investment income	0.42 ***	0.33	***	0.39 ***	0.52 ***	0.60 ***	0.66 ***
Net realized and unrealized gain (loss) on investments	(0.33)	0.11		0.18	0.40	0.21	0.44

Total income from investment operations	0.09	0.44		0.57	0.92	0.81	1.10

Less distributions to shareholders:
From net investment income	(0.08)	(0.38)		(0.66)	(0.46)	(0.59)	(0.55)
From net realized gains	-	(0.10)		(0.15)	(0.03)	(0.09)	-

Total distributions	-	(0.48)		(0.81)	(0.49)	(0.68)	(0.55)

Net asset value, end of period	$10.95	$10.94		$10.98	$11.22	$10.79	$10.66

Total Return(a)	0.79%	4.02%	**	5.09%	8.49%	7.62%	10.85%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$385,684	$405,695		$348,158	$289,553	$174,896	$66,686
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.80%	*	0.79%	0.79%	0.80%	0.79%
After expense waiver#	0.71%	0.75%	*	N/A	N/A	N/A	N/A
Net investment income to average daily net assets	3.86%	3.62%	*	3.42%	4.62%	5.32%	6.21%
Portfolio turnover rate	219%	178%	**	146%	187%	68%	39%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 2004 through October 31, 2004 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  92  –

CORE BOND FUND

	Class Y
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$10.97	$11.01		$11.25	$10.82	$10.68	$10.12

Income (loss) from investment operations:
Net investment income	0.43 ***	0.34	***	0.41 ***	0.54 ***	0.62 ***	0.68 ***
Net realized and unrealized gain (loss) on investments	(0.33)	0.11		0.17	0.40	0.21	0.43

Total income from investment operations	0.10	0.45		0.58	0.94	0.83	1.11

Less distributions to shareholders:
From net investment income	(0.08)	(0.39)		(0.67)	(0.48)	(0.60)	(0.55)
From net realized gains	-	(0.10)		(0.15)	(0.03)	(0.09)	-

Total distributions	-	(0.49)		(0.82)	(0.51)	(0.69)	(0.55)

Net asset value, end of period	$10.99	$10.97		$11.01	$11.25	$10.82	$10.68

Total Return(a)	0.90%	4.11%	**	5.23%	8.61%	7.84%	11.01%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$214,159	$200,216		$153,913	$172,997	$108,395	$49,579
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%	0.65%	*	0.64%	0.64%	0.65%	0.64%
After expense waiver#	0.64%	N/A		N/A	N/A	N/A	N/A
Net investment income to average daily net assets	3.93%	3.71%	*	3.58%	4.79%	5.49%	6.37%
Portfolio turnover rate	219%	178%	**	146%	187%	68%	39%

	Class S
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$11.02	$11.06		$11.29	$10.85	$10.70	$10.14

Income (loss) from investment operations:
Net investment income	0.44 ***	0.35	***	0.42 ***	0.54 ***	0.63 ***	0.68 ***
Net realized and unrealized gain (loss) on investments	(0.34)	0.10		0.18	0.41	0.21	0.43

Total income from investment operations	0.10	0.45		0.60	0.95	0.84	1.11

Less distributions to shareholders:
From net investment income	(0.08)	(0.39)		(0.68)	(0.48)	(0.60)	(0.55)
From net realized gains	-	(0.10)		(0.15)	(0.03)	(0.09)	-

Total distributions	-	(0.49)		(0.83)	(0.51)	(0.69)	(0.55)

Net asset value, end of period	$11.04	$11.02		$11.06	$11.29	$10.85	$10.70

Total Return(a)	1.00%	4.11%	**	5.32%	8.71%	7.92%	10.99%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$828,275	$780,442		$814,837	$1,252,515	$887,641	$758,554
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%	0.60%	*	0.59%	0.59%	0.60%	0.59%
After expense waiver#	0.59%	N/A		N/A	N/A	N/A	N/A
Net investment income to average daily net assets	3.98%	3.75%	*	3.62%	4.83%	5.61%	6.38%
Portfolio turnover rate	219%	178%	**	146%	187%	68%	39%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  93  –

CORE BOND FUND

	Class N
	Year ended 10/31/05		Period ended 10/31/04++		Year ended 12/31/03	Period ended 12/31/02+
Net asset value, beginning of period	$10.79		$10.84		$11.15	$11.16

Income (loss) from investment operations:
Net investment income (loss)	0.36	***	0.29	***	0.34 ***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	(0.33)		0.08		0.16	(0.01)

Total income (loss) from investment operations	0.03		0.37		0.50	(0.01)

Less distributions to shareholders:
From net investment income	(0.06)		(0.32)		(0.66)	-
From net realized gains	-		(0.10)		(0.15)	-

Total distributions	-		(0.42)		(0.81)	-

Net asset value, end of period	$10.76		$10.79		$10.84	$11.15

Total Return(a)	0.30%	(b)	3.45%	**(b)	4.51% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,367		$1,107		$1,215	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.34%	*	1.36%	-	‡
After expense waiver#	1.28%		1.30%	*	N/A	N/A
Net investment income to average daily net assets	3.30%		3.13%	*	2.94%	-	‡
Portfolio turnover rate	219%		178%	**	146%	187%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
++	For the period January 1, 2004 through October 31, 2004.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 2004 through October 31, 2004 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  94  –

DIVERSIFIED BOND FUND

	Class A
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$11.07	$10.63		$10.04	$9.69	$9.57	$9.56

Income (loss) from investment operations:
Net investment income	0.39 ***	0.33	***	0.44 ***	0.46 ***	0.57 ***	0.62	***
Net realized and unrealized gain (loss) on investments	(0.30)	0.11		0.36	0.29	0.08	0.02

Total income from investment operations	0.09	0.44		0.80	0.75	0.65	0.64

Less distributions to shareholders:
From net investment income	(0.36)	-		(0.18)	(0.40)	(0.53)	(0.63)
Tax return of capital	-	-		-	-	-	(0.00	)†
From net realized gains	(0.05)	-		(0.03)	-	-	-

Total distributions	(0.41)	-		(0.21)	(0.40)	(0.53)	(0.63)

Net asset value, end of period	$10.75	$11.07		$10.63	$10.04	$9.69	$9.57

Total Return(a)	0.83% (c)	4.14%	**(c)	7.95%	7.78%	6.69%	6.81%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$38,218	$26,001		$12,221	$18,401	$4,094	$312
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%	1.11%	*	1.14%	1.16%	1.11%	1.12%
After expense waiver#	0.99%	1.01%	*	N/A	1.15%	1.09%	1.11%
Net investment income to average daily net assets	3.61%	3.70%	*	4.17%	4.61%	5.70%	6.27%
Portfolio turnover rate	137%	84%	**	105%	76%	62%	15%

	Class L
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$11.02	$10.56		$10.10	$9.66	$9.57	$9.56

Income (loss) from investment operations:
Net investment income	0.41 ***	0.35	***	0.43 ***	0.51 ***	0.58 ***	0.64	***
Net realized and unrealized gain (loss) on investments	(0.29)	0.11		0.35	0.33	0.07	0.03

Total income from investment operations	0.12	0.46		0.78	0.84	0.65	0.67

Less distributions to shareholders:
From net investment income	(0.38)	-		(0.29)	(0.40)	(0.56)	(0.66)
Tax return of capital	-	-		-	-	-	(0.00	)†
From net realized gains	(0.05)	-		(0.03)	-	-	-

Total distributions	(0.43)	-		(0.32)	(0.40)	(0.56)	(0.66)

Net asset value, end of period	$10.71	$11.02		$10.56	$10.10	$9.66	$9.57

Total Return(a)	1.13%	4.36%	**	8.36%	8.09%	6.87%	6.99%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$138,848	$117,093		$64,281	$632	$4,026	$283
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	0.86%	*	0.90%	0.90%	0.86%	0.88%
After expense waiver#	0.75%	0.76%	*	N/A	0.90%	0.84%	0.88%
Net investment income to average daily net assets	3.84%	3.93%	*	3.99%	5.17%	5.75%	6.53%
Portfolio turnover rate	137%	84%	**	105%	76%	62%	15%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from tax return of capital is less than $0.01 per share.
+	For the period January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002, the period ended October 31, 2004 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  95  –

DIVERSIFIED BOND FUND

	Class Y
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$11.07	$10.61		$10.07	$9.70	$9.58	$9.56

Income (loss) from investment operations:
Net investment income	0.43 ***	0.36	***	0.47 ***	0.50 ***	0.61 ***	0.65	***
Net realized and unrealized gain (loss) on investments	(0.31)	0.10		0.39	0.30	0.06	0.02

Total income from investment operations	0.12	0.46		0.86	0.80	0.67	0.67

Less distributions to shareholders:
From net investment income	(0.38)	-		(0.29)	(0.43)	(0.55)	(0.65)
Tax return of capital	-	-		-	-	-	(0.00	)†
From net realized gains	(0.05)	-		(0.03)	-	-	-

Total distributions	(0.43)	-		(0.32)	(0.43)	(0.55)	(0.65)

Net asset value, end of period	$10.76	$11.07		$10.61	$10.07	$9.70	$9.58

Total Return(a)	1.15%	4.34%	**	8.41%	8.30%	6.96%	7.15%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,329	$7,221		$6,975	$3,979	$313	$231
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	0.71%	*	0.74%	0.75%	0.71%	0.73%
After expense waiver#	0.74%	N/A		N/A	0.74%	0.69%	0.72%
Net investment income to average daily net assets	4.00%	3.96%	*	4.44%	4.99%	6.10%	6.64%
Portfolio turnover rate	137%	84%	**	105%	76%	62%	15%

	Class S
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$11.10	$10.64		$10.10	$9.71	$9.59	$9.56

Income (loss) from investment operations:
Net investment income	0.44 ***	0.36	***	0.48 ***	0.53 ***	0.61 ***	0.66	***
Net realized and unrealized gain (loss) on investments	(0.31)	0.10		0.38	0.29	0.07	0.03

Total income from investment operations	0.13	0.46		0.86	0.82	0.68	0.69

Less distributions to shareholders:
From net investment income	(0.39)	-		(0.29)	(0.43)	(0.56)	(0.66)
Tax return of capital	-	-		-	-	-	(0.00	)†
From net realized gains	(0.05)	-		(0.03)	-	-	-

Total distributions	(0.44)	-		(0.32)	(0.43)	(0.56)	(0.66)

Net asset value, end of period	$10.79	$11.10		$10.64	$10.10	$9.71	$9.59

Total Return(a)	1.10%	4.42%	**	8.48%	8.41%	7.11%	7.19%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$157,993	$104,200		$74,735	$39,147	$29,054	$26,790
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.66%	*	0.69%	0.70%	0.66%	0.69%
After expense waiver#	0.69%	N/A		N/A	0.70%	0.64%	0.68%
Net investment income to average daily net assets	4.06%	4.02%	*	4.57%	5.31%	6.13%	6.71%
Portfolio turnover rate	137%	84%	**	105%	76%	62%	15%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from tax return of capital is less than $0.01 per share.
+	For the period January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  96  –

DIVERSIFIED BOND FUND

	Class N
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Period ended 12/31/02++
Net asset value, beginning of period	$10.96	$10.55		$10.02	$10.03

Income (loss) from investment operations:
Net investment income	0.36 ***	0.30	***	0.40 ***	0.00	***†
Net realized and unrealized gain (loss) on investments	(0.30)	0.11		0.37	(0.01)

Total income (loss) from investment operations	0.06	0.41		0.77	(0.01)

Less distributions to shareholders:
From net investment income	(0.32)	-		(0.21)	-
From net realized gains	(0.05)	-		(0.03)	-

Total distributions	(0.37)	-		(0.24)	-

Net asset value, end of period	$10.65	$10.96		$10.55	$10.02

Total Return(a)	0.56% (b)	3.89%	**(b)	7.65% (b)	-	‡
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,245	$128		$111	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%	1.41%	*	1.44%	-	‡
After expense waiver#	1.29%	1.32%	*	N/A	N/A
Net investment income to average daily net assets	3.33%	3.34%	*	3.86%	-	‡
Portfolio turnover rate	137%	84%	**	105%	76%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income is less than $0.01 per share.
+	For the period January 1, 2004 through October 31, 2004.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period ended October 31, 2004 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  97  –

STRATEGIC INCOME FUND

	Class A		Class L		Class Y		Class S		Class N
	Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†
Net asset value, beginning of year	$10.00		$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.28	***	0.35	***	0.36	***	0.36	***	0.31	***
Net realized and unrealized loss on investments	(0.25)		(0.30)		(0.30)		(0.29)		(0.30)

Total income from investment operations	0.03		0.05		0.06		0.07		0.01

Net asset value, end of year	$10.03		$10.05		$10.06		$10.07		$10.01

Total Return(a)	0.30%	**(b)	0.50%	**	0.60%	**	0.70%	**	0.10%	**(b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,896		$241,273		$11,473		$101		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%	*	0.98%	*	0.85%	*	0.77%	*	1.52%	*
After expense waiver#	1.16%	*	0.89%	*	0.76%	*	0.71%	*	1.38%	*
Net investment income to average daily net assets	3.30%	*	4.22%	*	4.26%	*	4.33%	*	3.67%	*
Portfolio turnover rate	159%	**	159%	**	159%	**	159%	**	159%	**

*	Annualized.
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from December 31, 2004 (commencement of operations) through October 31, 2005.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period December 31, 2004 through October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

–  98  –

HIGH YIELD FUND

	Class A	Class L
	Year ended 10/31/05†	Year ended 10/31/05†
Net asset value, beginning of period	$10.39	$10.39

Income (loss) from investment operations:
Net investment income	0.74 *	0.76 *
Net realized and unrealized loss on investments	(0.37)	(0.36)

Total income from investment operations	0.37	0.40

Less distributions to shareholders:
From net investment income	(0.12)	(0.12)

Net asset value, end of period	$10.64	$10.67

Total Return(a)	3.56% (b)	3.78%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,660	$369
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	0.91%
After expense waiver#	1.15%	0.90%
Net investment income to average daily net assets	6.98%	7.18%
Portfolio turnover rate	59%	59%

	Class Y
	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/02(c)	Year ended 10/31/01
Net asset value, beginning of period	$10.39	$10.05	$8.27	$8.94	$9.88

Income (loss) from investment operations:
Net investment income	0.77 *	0.84	0.82	0.74	0.79
Net realized and unrealized gain (loss) on investments	(0.37)	0.35	1.79	(0.67)	(0.94)

Total income (loss) from investment operations	0.40	1.19	2.61	0.07	(0.15)

Less distributions to shareholders:
From net investment income	(0.12)	(0.85)	(0.83)	(0.74)	(0.79)
From net realized gains	-	-	-	(0.00)+	-

Total distributions	(0.12)	(0.85)	(0.83)	(0.74)	(0.79)

Net asset value, end of period	$10.67	$10.39	$10.05	$8.27	$8.94

Total Return	3.92% (a)	12.32%	33.04%	0.48%	(1.58)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$64,235	$78,901	$50,552	$25,704	$24,637
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	0.78%	1.02%	1.04%	1.07%
After expense waiver#	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	7.29%	8.30%	8.98%	8.43%	8.35%
Portfolio turnover rate	59%	70%	103%	73%	77%

*	Per share amount calculated on the average shares method.
†	Class A and Class L commenced operations on November 1, 2004.
+	Distributions from net realized gains are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.
(c)	The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share, and a decrease of the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

–  99  –

HIGH YIELD FUND

	Class S	Class N
	Year ended 10/31/05†	Year ended 10/31/05†
Net asset value, beginning of period	$10.39	$10.39

Income (loss) from investment operations:
Net investment income	0.78 *	0.70	*
Net realized and unrealized loss on investments	(0.37)	(0.36)

Total income from investment operations	0.41	0.34

Less distributions to shareholders:
From net investment income	(0.13)	(0.11)

Net asset value, end of period	$10.67	$10.62

Total Return(a)	3.96%	3.25%	(b)
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$24,644	$109
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	1.45%
After expense waiver#	0.70%	1.45%
Net investment income to average daily net assets	7.37%	6.60%
Portfolio turnover rate	59%	59%

*	Per share amount calculated on the average shares method.
†	Class S and Class N commenced operations on November 1, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

–  100  –

BALANCED FUND

	Class A
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$9.10	$8.84		$7.66	$8.93	$9.81	$13.21

Income (loss) from investment operations:
Net investment income	0.17 ***	0.11	***	0.14 ***	0.17 ***	0.20 ***	0.35 ***
Net realized and unrealized gain (loss) on investments	0.36	0.15		1.20	(1.24)	(0.84)	(0.41)

Total income (loss) from investment operations	0.53	0.26		1.34	(1.07)	(0.64)	(0.06)

Less distributions to shareholders:
From net investment income	(0.18)	-		(0.16)	(0.20)	(0.24)	(0.49)
From net realized gains	-	-		-	-	(0.00)†	(2.85)

Total distributions	(0.18)	-		(0.16)	(0.20)	(0.24)	(3.34)

Net asset value, end of period	$9.45	$9.10		$8.84	$7.66	$8.93	$9.81

Total Return(a)	5.84% (c)	2.94%	**(c)	17.52%	(11.98)%	(6.51)%	(0.58)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,838	$7,555		$7,287	$5,490	$7,168	$4,095
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%	1.20%	*	1.16%	1.16%	1.16%	1.15%
After expense waiver#	1.16%	N/A		N/A	N/A	N/A	N/A
Net investment income to average daily net assets	1.84%	1.43%	*	1.70%	2.08%	2.20%	2.64%
Portfolio turnover rate	139%	104%	**	95%	94%	85%	100%

	Class L
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$9.18	$8.91		$7.71	$8.98	$9.85	$13.22

Income (loss) from investment operations:
Net investment income	0.20 ***	0.13	***	0.16 ***	0.20 ***	0.23 ***	0.39 ***
Net realized and unrealized gain (loss) on investments	0.36	0.14		1.21	(1.25)	(0.85)	(0.42)

Total income (loss) from investment operations	0.56	0.27		1.37	(1.05)	(0.62)	(0.03)

Less distributions to shareholders:
From net investment income	(0.19)	-		(0.17)	(0.22)	(0.25)	(0.49)
From net realized gains	-	-		-	-	(0.00)†	(2.85)

Total distributions	(0.19)	-		(0.17)	(0.22)	(0.25)	(3.34)

Net asset value, end of period	$9.55	$9.18		$8.91	$7.71	$8.98	$9.85

Total Return(a)	6.02%	3.14%	**	17.77%	(11.67)%	(6.31)%	(0.35)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,119	$2,779		$2,393	$3,280	$3,976	$4,721
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.94%	*	0.91%	0.91%	0.91%	0.90%
After expense waiver#	0.91%	N/A		N/A	N/A	N/A	N/A
Net investment income to average daily net assets	2.14%	1.70%	*	1.97%	2.33%	2.47%	2.97%
Portfolio turnover rate	139%	104%	**	95%	94%	85%	100%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net realized gains are less than $0.01 per share.
+	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  101  –

BALANCED FUND

	Class Y
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$9.48	$9.18		$7.94	$9.25	$10.14	$13.24

Income (loss) from investment operations:
Net investment income	0.22 ***	0.14	***	0.18 ***	0.21 ***	0.25 ***	0.42 ***
Net realized and unrealized gain (loss) on investments	0.38	0.16		1.25	(1.29)	(0.88)	(0.44)

Total income (loss) from investment operations	0.60	0.30		1.43	(1.08)	(0.63)	(0.02)

Less distributions to shareholders:
From net investment income	(0.22)	-		(0.19)	(0.23)	(0.26)	(0.23)
From net realized gains	-	-		-	-	(0.00)†	(2.85)

Total distributions	(0.22)	-		(0.19)	(0.23)	(0.26)	(3.08)

Net asset value, end of period	$9.86	$9.48		$9.18	$7.94	$9.25	$10.14

Total Return(a)	6.31%	3.27%	**	18.02%	(11.64)%	(6.19)%	(0.22)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,923	$2,083		$2,138	$2,438	$3,087	$3,587
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%	0.80%	*	0.76%	0.76%	0.76%	0.74%
After expense waiver#	0.76%	N/A		N/A	N/A	N/A	N/A
Net investment income to average daily net assets	2.26%	1.84%	*	2.09%	2.48%	2.62%	3.20%
Portfolio turnover rate	139%	104%	**	95%	94%	85%	100%

	Class S
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00
Net asset value, beginning of period	$9.22	$8.93		$7.72	$9.00	$9.88	$13.25

Income (loss) from investment operations:
Net investment income	0.23 ***	0.15	***	0.19 ***	0.22 ***	0.26 ***	0.43 ***
Net realized and unrealized gain (loss) on investments	0.37	0.14		1.22	(1.25)	(0.86)	(0.41)

Total income (loss) from investment operations	0.60	0.29		1.41	(1.03)	(0.60)	0.02

Less distributions to shareholders:
From net investment income	(0.23)	-		(0.20)	(0.25)	(0.28)	(0.54)
From net realized gains	-	-		-	-	(0.00)†	(2.85)

Total distributions	(0.23)	-		(0.20)	(0.25)	(0.28)	(3.39)

Net asset value, end of period	$9.59	$9.22		$8.93	$7.72	$9.00	$9.88

Total Return(a)	6.43%	3.36%	**	18.30%	(11.47)%	(6.07)%	0.00%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$231,935	$262,347		$277,665	$261,137	$350,187	$432,619
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.63%	*	0.60%	0.60%	0.60%	0.59%
After expense waiver#	0.60%	N/A		N/A	N/A	N/A	N/A
Net investment income to average daily net assets	2.43%	1.99%	*	2.26%	2.64%	2.78%	3.28%
Portfolio turnover rate	139%	104%	**	95%	94%	85%	100%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net realized gains are less than $0.01 per share.
+	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%.

–  102  –

BALANCED FUND

	Class N
	Year ended 10/31/05		Period ended 10/31/04+		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$9.00		$8.77		$7.63		$7.63

Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.08	***	0.12	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.34		0.15		1.19		(0.00	)†

Total income (loss) from investment operations	0.49		0.23		1.31		(0.00)

Less distributions to shareholders:
From net investment income	(0.12)		-		(0.17)		-

Net asset value, end of period	$9.37		$9.00		$8.77		$7.63

Total Return(a)	5.49%	(b)	2.62%	**(b)	17.22%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$416		$544		$523		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.48%		1.49%	*	1.47%		-	‡
After expense waiver#	1.47%		N/A		N/A		N/A
Net investment income to average daily net assets	1.60%		1.13%	*	1.38%		-	‡
Portfolio turnover rate	139%		104%	**	95%		94%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
+	For the period from January 1, 2004 through October 31, 2004.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  103  –

VALUE FUND

	Class A
	Year ended 10/31/05†
Net asset value, beginning of year	$15.87

Income (loss) from investment operations:
Net investment income	0.22	*
Net realized and unrealized gain on investments	0.82

Total income from investment operations	1.04

Less distributions to shareholders:
From net investment income	(0.09)

Net asset value, end of year	$16.82

Total Return(a)	6.52%	(b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$15,932
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%
After expense waiver	N/A
Net investment income to average daily net assets	1.32%
Portfolio turnover rate	53%

	Class L
	Year ended 10/31/05		Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/02	Year ended 10/31/01
Net asset value, beginning of year	$15.87		$14.15	$12.25	$12.96	$13.72

Income (loss) from investment operations:
Net investment income	0.28	*	0.23	0.18	0.15	0.21
Net realized and unrealized gain (loss) on investments	0.80		1.87	1.87	(0.67)	(0.69)

Total income (loss) from investment operations	1.08		2.10	2.05	(0.52)	(0.48)

Less distributions to shareholders:
From net investment income	(0.09)		(0.38)	(0.15)	(0.19)	(0.28)

Net asset value, end of year	$16.86		$15.87	$14.15	$12.25	$12.96

Total Return	6.82%	(a)	15.00%	16.87%	(4.08)%	(3.69)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$121,377		$70,724	$68,306	$52,339	$49,835
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%	0.82%	0.83%	0.86%
After expense waiver#	N/A		0.80%	0.80%	0.80%	0.80%
Net investment income to average daily net assets	1.66%		1.38%	1.43%	1.14%	1.49%
Portfolio turnover rate	53%		30%	49%	24%	26%

*	Per share amount calculated on the average shares method.
†	Class A commenced operations on November 1, 2004.
#	Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  104  –

VALUE FUND

	Class Y		Class S		Class N
	Year ended 10/31/05†		Year ended 10/31/05†		Year ended 10/31/05†
Net asset value, beginning of year	$15.87		$15.87		$15.87

Income (loss) from investment operations:
Net investment income	0.30	*	0.32	*	0.19	*
Net realized and unrealized gain on investments	0.80		0.80		0.79

Total income from investment operations	1.10		1.12		0.98

Less distributions to shareholders:
From net investment income	(0.10)		(0.10)		(0.07)

Net asset value, end of year	$16.87		$16.89		$16.78

Total Return(a)	6.97%		7.05%		6.18%	(b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$3,147		$393,965		$182
Net expenses to average daily net assets	0.69%		0.59%		1.40%
Net investment income to average daily net assets	1.78%		1.89%		1.13%
Portfolio turnover rate	53%		53%		53%

*	Per share amount calculated on the average shares method.
†	Class Y, Class S and Class N commenced operations on November 1, 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

–  105  –

ENHANCED INDEX VALUE FUND

	Class A	Class L
	Year ended 10/31/05†	Year ended 10/31/05†
Net asset value, beginning of period	$10.96	$10.96

Income (loss) from investment operations:
Net investment income	0.18 ***	0.21 ***
Net realized and unrealized gain on investments	1.16	1.14

Total income from investment operations	1.34	1.35

Less distributions to shareholders:
From net investment income	(0.04)	(0.05)
From net realized gains	(0.06)	(0.06)

Total distributions	(0.10)	(0.11)

Net asset value, end of period	$12.20	$12.20

Total Return(a)	12.30% (b)	12.47%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,509	$2,192
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	0.91%
After expense waiver#	1.09%	0.84%
Net investment income to average daily net assets	1.47%	1.74%
Portfolio turnover rate	150%	150%

	Class Y
	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/02	Period ended 10/31/01††
Net asset value, beginning of period	$10.96	$10.01	$8.35	$9.18	$10.00

Income (loss) from investment operations:
Net investment income	0.23 *	0.18	0.17	0.14	0.11
Net realized and unrealized gain (loss) on investments	1.16	1.34	1.63	(0.83)	(0.93)

Total income (loss) from investment operations	1.39	1.52	1.80	(0.69)	(0.82)

Less distributions to shareholders:
From net investment income	(0.05)	(0.31)	(0.14)	(0.14)	-
From net realized gains	(0.06)	(0.26)	-	-	-

Total distributions	(0.11)	(0.57)	(0.14)	(0.14)	-

Net asset value, end of period	$12.24	$10.96	$10.01	$8.35	$9.18

Total Return	12.74% (a)	15.31%	21.87%	(7.79)%	(8.20	)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$78,550	$38,480	$28,342	$22,061	$22,951
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.98%	1.22%	1.19%	1.16%	*
After expense waiver#	0.69%	0.70%	0.70%	0.70%	0.70%	*
Net investment income to average daily net assets	1.95%	1.80%	1.86%	1.49%	1.26%	*
Portfolio turnover rate	150%	102%	94%	115%	65%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Class A and Class L commenced operations on November 1, 2004.
††	Class Y commenced operations on December 19, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  106  –

ENHANCED INDEX VALUE FUND

	Class S	Class N
	Year ended 10/31/05†	Year ended 10/31/05†
Net asset value, beginning of period	$10.96	$10.96

Income (loss) from investment operations:
Net investment income	0.25 *	0.15 *
Net realized and unrealized gain on investments	1.15	1.15

Total income from investment operations	1.40	1.30

Less distributions to shareholders:
From net investment income	(0.05)	(0.04)
From net realized gains	(0.06)	(0.06)

Total distributions	(0.11)	(0.10)

Net asset value, end of period	$12.25	$12.16

Total Return(a)	12.85%	11.96% (b)
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$112	$111
Ratio of expenses to average daily net assets:
Before expense waiver	0.66%	1.47%
After expense waiver#	0.59%	1.40%
Net investment income to average daily net assets	2.08%	1.27%
Portfolio turnover rate	150%	150%

*	Per share amount calculated on the average shares method.
†	Class S and Class N commenced operations on November 1, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

–  107  –

ENHANCED INDEX VALUE FUND II

	Class A			Class L
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 10/31/05	Period ended 10/31/04+
Net asset value, beginning of year	$10.14	$10.00		$10.14	$10.00

Income (loss) from investment operations:
Net investment income	0.17 ***	0.00	†	0.20 ***	0.01
Net realized and unrealized gain on investments	1.06	0.14		1.06	0.13

Total income from investment operations	1.23	0.14		1.26	0.14

Less distributions to shareholders:
From net investment income	(0.04)	-		(0.05)	-
From net realized gains	(0.04)	-		(0.04)	-

Total distributions	(0.08)	-		(0.09)	-

Net asset value, end of year	$11.29	$10.14		$11.31	$10.14

Total Return(a)	12.24% (b)	1.40%	**	12.49%	1.40%	**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,987	$4,504		$20,364	$18,347
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	1.35%	*	0.85%	1.10%	*
After expense waiver#	1.09%	1.09%	*	0.84%	0.84%	*
Net investment income to average daily net assets	1.54%	1.26%	*	1.79%	1.52%	*
Portfolio turnover rate	120%	6%	**	120%	6%	**

	Class Y			Class S			Class N
	Year ended 10/31/05	Period ended 10/31/04+		Year ended 10/31/05	Period ended 10/31/04+		Year ended 10/31/05	Period ended 10/31/04+
Net asset value, beginning of year	$10.14	$10.00		$10.14	$10.00		$10.13	$10.00

Income (loss) from investment operations:
Net investment income	0.22 ***	0.01		0.23 ***	0.01		0.14 ***	0.00	†
Net realized and unrealized gain on investments	1.06	0.13		1.07	0.13		1.07	0.13

Total income from investment operations	1.28	0.14		1.30	0.14		1.21	0.13

Less distributions to shareholders:
From net investment income	(0.05)	-		(0.06)	-		(0.04)	-
From net realized gains	(0.04)	-		(0.04)	-		(0.04)	-

Total distributions	(0.09)	-		(0.10)	-		(0.08)	-

Net asset value, end of year	$11.33	$10.14		$11.34	$10.14		$11.26	$10.13

Total Return(a)	12.73%	1.40%	**	12.85%	1.40%	**	11.97% (b)	1.30%	**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,359	$1,219		$154,573	$158,172		$191	$192
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.95%	*	0.60%	0.85%	*	1.41%	1.66%	*
After expense waiver#	0.69%	0.69%	*	0.59%	0.59%	*	1.40%	1.40%	*
Net investment income to average daily net assets	1.95%	1.64%	*	2.05%	1.77%	*	1.25%	0.74%	*
Portfolio turnover rate	120%	6%	**	120%	6%	**	120%	6%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income was less than $0.01.
+	For the period October 15, 2004 (commencement of operations) through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these changes.

–  108  –

ENHANCED INDEX CORE EQUITY FUND

	Class A		Class L
	Year ended 10/31/05+		Year ended 10/31/05+
Net asset value, beginning of period	$9.95		$9.95

Income (loss) from investment operations:
Net investment income	0.09	*	0.12 *
Net realized and unrealized gain on investments	0.81		0.80

Total income from investment operations	0.90		0.92

Less distributions to shareholders:
From net investment income	(0.05)		(0.05)

Net asset value, end of period	$10.80		$10.82

Total Return(a)	9.02%	(b)	9.26%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$344		$720
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%		0.95%
After expense waiver#	1.09%		0.84%
Net investment income to average daily net assets	0.86%		1.08%
Portfolio turnover rate	154%		154%

	Class Y
	Year ended 10/31/05		Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/02	Year ended 10/31/01
Net asset value, beginning of period	$9.95		$9.28	$7.82	$9.29	$17.36

Income (loss) from investment operations:
Net investment income	0.16	*	0.11	0.09	0.08	0.05
Net realized and unrealized gain (loss) on investments	0.77		0.74	1.45	(1.48)	(5.22)

Total income (loss) from investment operations	0.93		0.85	1.54	(1.40)	(5.17)

Less distributions to shareholders:
From net investment income	(0.05)		(0.18)	(0.08)	(0.07)	-
From net realized gains	-		-	-	-	(2.90)

Total distributions	(0.05)		(0.18)	(0.08)	(0.07)	(2.90)

Net asset value, end of period	$10.83		$9.95	$9.28	$7.82	$9.29

Total Return	9.39%	(a)	9.17%	19.93%	(15.22)%	(33.06)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$31,582		$30,017	$27,402	$23,920	$28,236
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		1.00%	1.18%	1.08%	1.06%
After expense waiver#	0.69%		0.70%	0.70%	0.70%	0.73% (c)
Net investment income (loss) to average daily net assets	1.46%		1.06%	1.11%	0.91%	0.45%
Portfolio turnover rate	154%		116%	90%	101%	220%

*	Per share amount calculated on the average shares method.
+	Class A and Class L commenced operations on November 1, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.
(c)	Ratio of expenses to average net assets for the year ended October 31, 2001 reflects an expense limitation of 0.70% commencing December 18, 2000 and 0.90% from November 1, 2000 to December 17, 2000.

–  109  –

ENHANCED INDEX CORE EQUITY FUND

	Class S		Class N
	Year ended 10/31/05†		Year ended 10/31/05†
Net asset value, beginning of period	$9.95		$9.95

Income (loss) from investment operations:
Net investment income	0.17	*	0.08	*
Net realized and unrealized gain on investments	0.78		0.78

Total income from investment operations	0.95		0.86

Less distributions to shareholders:
From net investment income	(0.05)		(0.04)

Net asset value, end of period	$10.85		$10.77

Total Return(a)	9.70%		8.66%	(b)
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$109		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%		1.51%
After expense waiver#	0.59%		1.40%
Net investment income to average daily net assets	1.56%		0.75%
Portfolio turnover rate	154%		154%

*	Per share amount calculated on the average shares method.
†	Class S and Class N commenced operations on November 1, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  110  –

MAIN STREET FUND

	Class A		Class L		Class Y		Class S		Class N
	Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.05	***	0.08	***	0.08	***	0.10	***	0.03	***
Net realized and unrealized gain on investments	0.10		0.09		0.09		0.09		0.08

Total income from investment operations	0.15		0.17		0.17		0.19		0.11

Net asset value, end of period	$10.15		$10.17		$10.17		$10.19		$10.11

Total Return(a)	1.50%	**(b)	1.70%	**	1.70%	**	1.90%	**	1.20%	**(b)
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,562		$99,450		$102		$229,247		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%	*	1.01%	*	0.85%	*	0.81%	*	1.55%	*
After expense waiver#	1.23%	*	0.93%	*	0.83%	*	0.60%	*	1.53%	*
Net investment income to average daily net assets	0.54%	*	0.93%	*	1.01%	*	1.26%	*	0.31%	*
Portfolio turnover rate	78%	**	78%	**	78%	**	78%	**	78%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period December 31, 2004 (commencement of operations) through October 31, 2005.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period December 31, 2004 through October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

–  111  –

CAPITAL APPRECIATION FUND

	Class A		Class L		Class Y		Class S		Class N
	Period ended 10/31/05+		Period ended 10/31/05+		Period ended 10/31/05+		Period ended 10/31/05+		Period ended 10/31/05+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.00	***	0.00	***	0.02	***	0.04	***	(0.02	)***
Net realized and unrealized gain on investments	0.06		0.07		0.05		0.05		0.05

Total income from investment operations	0.06		0.07		0.07		0.09		0.03

Net asset value, end of period	$10.06		$10.07		$10.07		$10.09		$10.03

Total Return(a)	0.60%	**(b)	0.70%	**	0.70%	**	0.90%	**	0.30%	**(b)
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$294,065		$10,104		$23,856		$485,248		$426
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%	*	0.98%	*	0.84%	*	0.78%	*	1.53%	*
After expense waiver#	1.09%	*	0.97%	*	0.82%	*	0.71%	*	1.46%	*
Net investment income to average daily net assets	0.06%	*	0.00%	*	0.20%	*	0.45%	*	(0.29	)% *
Portfolio turnover rate	59%	**	59%	**	59%	**	59%	**	59%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from December 31, 2004 (commencement of operations) through October 31, 2005.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period December 31, 2004 through October 31, 2005.
(a)	Employee benefit plans that invest plan assets in Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

–  112  –

CORE GROWTH FUND

	Class A		Class L	Class Y
	Period ended 10/31/05†		Period ended 10/31/05†	Period ended 10/31/05†
Net asset value, beginning of year	$8.39		$8.39	$8.39

Income (loss) from investment operations:
Net investment income	0.04	*	0.06 *	0.07 *
Net realized and unrealized gain on investments	0.66		0.67	0.67

Total income from investment operations	0.70		0.73	0.74

Less distributions to shareholders:
From net investment income	(0.03)		(0.04)	(0.04)

Net asset value, end of year	$9.06		$9.08	$9.09

Total Return(a)	8.39%	(b)	8.68%	8.82%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$116		$108	$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%		0.97%	0.82%
After expense waiver#	1.20%		0.95%	0.80%
Net investment income to average daily net assets	0.44%		0.70%	0.85%
Portfolio turnover rate	35%		35%	35%

	Class S
	Year ended 10/31/05		Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/02	Year ended 10/31/01
Net asset value, beginning of year	$8.39		$7.83	$6.85	$8.33	$14.65

Income (loss) from investment operations:
Net investment income	0.08	*	0.04	0.04	0.02	0.00 +
Net realized and unrealized gain (loss) on investments	0.67		0.59	0.96	(1.49)	(4.85)

Total income (loss) from investment operations	0.75		0.63	1.00	(1.47)	(4.85)

Less distributions to shareholders:
From net investment income	(0.04)		(0.07)	(0.02)	(0.01)	(0.00)+
From net realized gains	-		-	-	-	(1.47)

Total distributions	(0.04)		(0.07)	(0.02)	(0.01)	(1.47)

Net asset value, end of year	$9.10		$8.39	$7.83	$6.85	$8.33

Total Return	8.95%	(a)	8.05%	14.56%	(17.71)%	(35.74)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$84,756		$77,304	$101,530	$92,479	$112,222
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%		-	-	-	-
After expense waiver#	0.75%		0.77%	0.75%	0.74%	0.73%
Net investment income (loss) to average daily net assets	0.90%		0.33%	0.41%	0.16%	0.05%
Portfolio turnover rate	35%		28%	83%	43%	51%

*	Per share amount calculated on the average shares method.
†	Class A, Class L and Class Y commenced operations on November 1, 2004.
+	Net investment income and distributions from net investment income are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  113  –

CORE GROWTH FUND

	Class N
	Period ended 10/31/05+
Net asset value, beginning of year	$8.39

Income (loss) from investment operations:
Net investment income	0.01	*
Net realized and unrealized gain on investments	0.67

Total income from investment operations	0.68

Less distributions to shareholders:
From net investment income	(0.03)

Net asset value, end of year	$9.04

Total Return(a)	8.10%	(b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%
After expense waiver#	1.50%
Net investment income to average daily net assets	0.15%
Portfolio turnover rate	35%

*	Per share amount calculated on the average shares method.
+	Class N commenced operations on November 1, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

–  114  –

ENHANCED INDEX GROWTH FUND

	Class A		Class L
	Year ended 10/31/05†		Year ended 10/31/05†
Net asset value, beginning of period	$7.65		$7.65

Income (loss) from investment operations:
Net investment income	0.02	*	0.06 *
Net realized and unrealized gain on investments	0.61		0.59

Total income from investment operations	0.63		0.65

Less distributions to shareholders:
From net investment income	(0.04)		(0.04)

Net asset value, end of period	$8.24		$8.26

Total Return(a)	8.20%	(b)	8.50%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$226		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		0.91%
After expense waiver#	1.09%		0.84%
Net investment income to average daily net assets	0.28%		0.70%
Portfolio turnover rate	127%		127%

	Class Y
	Year ended 10/31/05		Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/02	Period ended 10/31/01††
Net asset value, beginning of period	$7.65		$7.41	$6.12	$7.66	$10.00

Income (loss) from investment operations:
Net investment income	0.06	*	0.02	0.03	0.02	0.00	+
Net realized and unrealized gain (loss) on investments	0.60		0.26	1.28	(1.55)	(2.34)

Total income (loss) from investment operations	0.66		0.28	1.31	(1.53)	(2.34)

Less distributions to shareholders:
From net investment income	(0.04)		(0.04)	(0.02)	(0.01)	-

Net asset value, end of period	$8.27		$7.65	$7.41	$6.12	$7.66

Total Return	8.66%	(a)	3.83%	21.42%	(20.03)%	(23.40	)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$33,336		$21,313	$20,154	$15,416	$19,186
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%		1.15%	1.40%	1.29%	1.24%	*
After expense waiver#	0.69%		0.70%	0.70%	0.70%	0.70%	*
Net investment income (loss) to average daily net assets	0.78%		0.36%	0.41%	0.20%	(0.02	)% *
Portfolio turnover rate	127%		112%	69%	65%	68%	**

*	Per share amount calculated on the average shares method.
+	Net investment income is less than $0.01 per share.
†	Class A and Class L commenced operations on November 1, 2004.
††	For the period from December 19, 2000 (commencement of operations) through October 21, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  115  –

ENHANCED INDEX GROWTH FUND

	Class S		Class N
	Year ended 10/31/05†		Year ended 10/31/05†
Net asset value, beginning of period	$7.65		$7.65

Income (loss) from investment operations:
Net investment income	0.08	*	0.01	*
Net realized and unrealized gain on investments	0.59		0.59

Total income from investment operations	0.67		0.60

Less distributions to shareholders:
From net investment income	(0.04)		(0.03)

Net asset value, end of period	$8.28		$8.22

Total Return(a)	8.80%		7.88%	(b)
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%		1.46%
After expense waiver#	0.59%		1.40%
Net investment income to average daily net assets	0.95%		0.14%
Portfolio turnover rate	127%		127%

*	Per share amount calculated on the average shares method.
†	Class S and Class N commenced operations on November 1, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charges and would be lower for the period presented if it reflected these charges.

–  116  –

SMALL CAPITALIZATION VALUE FUND

	Class A		Class L		Class Y
	Year ended 10/31/05†		Year ended 10/31/05†		Year ended 10/31/05†
Net asset value, beginning of year	$13.95		$13.95		$13.95

Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.04	)***	(0.02	)***
Net realized and unrealized gain on investments	0.84		0.84		0.84

Total income from investment operations	0.76		0.80		0.82

Net asset value, end of year	$14.71		$14.75		$14.77

Total Return(a)	5.45%	(b)	5.73%		5.88%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,724		$1,726		$641
Ratio of expenses to average daily net assets:
Before expense waiver	1.32%		1.07%		0.92%
After expense waiver#	1.30%		1.05%		0.90%
Net investment loss to average daily net assets	(0.51)%		(0.27)%		(0.11)%
Portfolio turnover rate	32%		32%		32%

	Class S
	Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03		Year ended 10/31/02	Period ended 10/31/01††
Net asset value, beginning of year	$13.95		$12.80		$9.31		$9.71	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.02		0.03		0.06	0.06
Net realized and unrealized gain (loss) on investments	0.84		2.22		3.50		(0.14)	(0.34)

Total income (loss) from investment operations	0.83		2.24		3.53		(0.08)	(0.28)

Less distributions to shareholders:
From net investment income	-		(0.04)		(0.04)		(0.07)	(0.01)
From net realized gains	-		(1.05)		-		(0.25)	-

Total distributions	-		(1.09)		(0.04)		(0.32)	(0.01)

Net asset value, end of year	$14.78		$13.95		$12.80		$9.31	$9.71

Total Return	5.95%	(a)	17.48%		38.13%		(1.08)%	(2.90	)% **
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$101,002		$102,717		$83,165		$59,322	$59,343
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.90%		0.98%		0.99%	0.99%	*
After expense waiver#	0.85%		0.85%		0.85%		0.85%	0.85%	*
Net investment income (loss) to average daily net assets	(0.07)%		0.17%		0.39%		0.52%	0.66%	*
Portfolio turnover rate	32%		66%		65%		40%	31%	**

*	Annualized.
**	Percentage represents results from the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Class A, Class L and Class Y commenced operations on November 1, 2004.
††	Class S commenced operations on December 19, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  117  –

SMALL CAPITALIZATION VALUE FUND

	Class N
	Year ended 10/31/05†
Net asset value, beginning of year	$13.95

Income (loss) from investment operations:
Net investment loss	(0.12	)*
Net realized and unrealized gain on investments	0.84

Total income from investment operations	0.72

Net asset value, end of year	$14.67

Total Return(a)	5.16%	(b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$106
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%
After expense waiver#	1.60%
Net investment loss to average daily net assets	(0.82)%
Portfolio turnover rate	32%

*	Per share amount calculated on the average shares method.
†	Class N commenced operations on November 1, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

–  118  –

SMALL COMPANY OPPORTUNITIES FUND

	Class A
	Year ended 10/31/05		Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/02	Year ended 10/31/01
Net asset value, beginning of year	$15.79		$15.16	$11.76	$13.95	$12.72

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)*	(0.08)	(0.04)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	1.10		1.31	3.74	(1.13)	2.57

Total income (loss) from investment operations	1.05		1.23	3.70	(1.16)	2.59

Less distributions to shareholders:
From net investment income	-		-	-	(0.02)	(0.02)
Tax return of capital	-		-	(0.00)†	-	-
From net realized gains	(0.00	)†	(0.60)	(0.30)	(1.01)	(1.34)

Total distributions	(0.00)		(0.60)	(0.30)	(1.03)	(1.36)

Net asset value, end of year	$16.84		$15.79	$15.16	$11.76	$13.95

Total Return	6.74%	(a)(b)	8.13%	32.08%	(9.66)%	23.02%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$411,467		$452,238	$450,972	$299,885	$220,957
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.13%	1.14%	1.15%	1.19%
After expense waiver#	1.14%		N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.28)%		(0.45)%	(0.37)%	(0.26)%	0.20%
Portfolio turnover rate	45%		43%	53%	51%	115%

	Class L		Class Y	Class S	Class N
	Year ended 10/31/05+		Year ended 10/31/05+	Year ended 10/31/05+	Year ended 10/31/05+
Net asset value, beginning of year	$15.79		$15.79	$15.79	$15.79

Income (loss) from investment operations:
Net investment loss	(0.01	)*	0.01 *	0.03 *	(0.11)*
Net realized and unrealized gain on investments	1.11		1.11	1.10	1.11

Total income from investment operations	1.10		1.12	1.13	1.00

Less distributions to shareholders:
From net realized gains	(0.00	)†	(0.00)†	(0.00)†	(0.00)†

Net asset value, end of year	$16.89		$16.91	$16.92	$16.79

Total Return(a)	6.99%		7.12%	7.25%	6.36% (b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$88,802		$14,667	$368,359	$140
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.80%	0.70%	1.50%
After expense waiver#	0.89%		0.79%	0.69%	1.49%
Net investment loss to average daily net assets	(0.03)%		0.07%	0.17%	(0.63)%
Portfolio turnover rate	45%		45%	45%	45%

*	Per share amount calculated on the average shares method.
†	Distributions from net realized gains and tax return of capital are less than $0.01 per share.
+	Class L, Class Y, Class S and Class N commenced operations on November 1, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

–  119  –

GLOBAL FUND

	Class A		Class L		Class Y		Class S		Class N
	Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†		Period ended 10/31/05†
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.00	***	0.05	***	0.06	***	0.07	***	0.02	***
Net realized and unrealized gain on investments	0.58		0.55		0.55		0.55		0.54

Total income from investment operations	0.58		0.60		0.61		0.62		0.56

Net asset value, end of period	$10.58		$10.60		$10.61		$10.62		$10.56

Total Return(a)	5.80%	**(b)	6.00%	**	6.10%	**	6.20%	**	5.60%	**(b)
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$6,539		$245,413		$3,099		$372,258		$291
Ratio of expenses to average daily net assets:
Before expense waiver	1.50%	*	1.25%	*	1.12%	*	1.06%	*	1.79%	*
After expense waiver#	1.43%	*	1.14%	*	1.03%	*	0.89%	*	1.52%	*
Net investment income to average daily net assets	0.00%	*	0.59%	*	0.66%	*	0.85%	*	0.27%	*
Portfolio turnover rate	25%	**	25%	**	25%	**	25%	**	25%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from December 31, 2004 (commencement of operations) through October 31, 2005.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period December 31, 2004 through October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

–  120  –

INTERNATIONAL EQUITY FUND

	Class A
	Year ended 10/31/05††		Period ended 10/31/04+		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00
Net asset value, beginning of period	$9.64		$9.46		$6.32		$9.12	$12.06	$16.91

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.02	***	0.01	***	0.05 ***	0.04 ***	(0.13	)***
Net realized and unrealized gain (loss) on investments	1.94		0.20		3.16		(2.80)	(2.98)	(1.50)

Total income (loss) from investment operations	1.97		0.22		3.17		(2.75)	(2.94)	(1.63)

Less distributions to shareholders:
From net investment income	-		(0.04)		(0.03)		(0.05)	(0.00)†	(0.02)
Tax return of capital	-		-		-		(0.00)†	-	-
From net realized gains	-		-		-		-	-	(3.20)

Total distributions	-		(0.04)		(0.03)		(0.05)	(0.00)	(3.22)

Net asset value, end of period	$11.61		$9.64		$9.46		$6.32	$9.12	$12.06

Total Return(a)	20.44%	(c)	2.33%	**(c)	49.88%		(30.11)%	(24.37)%	(9.30)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$55,809		$46,831		$50,817		$30,849	$39,762	$26,246
Ratio of expenses to average daily net assets:
Before expense waiver	1.54%		1.53%	*	1.52%		1.53%	1.51%	1.67%
After expense waiver#	1.52%		1.52%	*(b)	1.50%	(b)	1.52% (b)	1.50%	N/A
Net investment income (loss) to average daily net assets	0.28%		0.31%	*	0.15%		0.67%	0.42%	(0.81)%
Portfolio turnover rate	26%		32%	**	70%		40%	38%	69%

	Class L
	Year ended 10/31/05††		Period ended 10/31/04+		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00
Net asset value, beginning of period	$9.69		$9.48		$6.34		$9.13	$12.07	$16.89

Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.04	***	0.03	***	0.08 ***	0.07 ***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.94		0.21		3.15		(2.81)	(2.99)	(1.54)

Total income (loss) from investment operations	2.00		0.25		3.18		(2.73)	(2.92)	(1.60)

Less distributions to shareholders:
From net investment income	-		(0.04)		(0.04)		(0.06)	(0.02)	(0.02)
Tax return of capital	-		-		-		(0.00)†	-	-
From net realized gains	-		-		-		-	-	(3.20)

Total distributions	-		(0.04)		(0.04)		(0.06)	(0.02)	(3.22)

Net asset value, end of period	$11.69		$9.69		$9.48		$6.34	$9.13	$12.07

Total Return(a)	20.64%		2.66%	**	50.23%		(29.89)%	(24.18)%	(9.12)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$223,255		$185,394		$183,493		$95,876	$106,987	$67,113
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.28%	*	1.27%		1.28%	1.26%	1.37%
After expense waiver#	1.27%		1.27%	*(b)	1.25%	(b)	1.27% (b)	1.25%	N/A
Net investment income (loss) to average daily net assets	0.54%		0.53%	*	0.34%		0.97%	0.66%	(0.37)%
Portfolio turnover rate	26%		32%	**	70%		40%	38%	69%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net investment income and tax return of capital are less than $0.01 per share.
††	Effective November 1, 2004, brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  121  –

INTERNATIONAL EQUITY FUND

	Class Y
	Year ended 10/31/05††	Period ended 10/31/04+		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00
Net asset value, beginning of period	$9.76	$9.54		$6.37		$9.18	$12.14	$16.95

Income (loss) from investment operations:
Net investment income	0.08 ***	0.05	***	0.05	***	0.08 ***	0.08 ***	0.00	***†
Net realized and unrealized gain (loss) on investments	1.97	0.21		3.17		(2.81)	(3.01)	(1.58)

Total income (loss) from investment operations	2.05	0.26		3.22		(2.73)	(2.93)	(1.58)

Less distributions to shareholders:
From net investment income	(0.01)	(0.04)		(0.05)		(0.08)	(0.03)	(0.03)
Tax return of capital	-	-		-		(0.00)†	-	-
From net realized gains	-	-		-		-	-	(3.20)

Total distributions	(0.01)	(0.04)		(0.05)		(0.08)	(0.03)	(3.23)

Net asset value, end of period	$11.80	$9.76		$9.54		$6.37	$9.18	$12.14

Total Return(a)	20.95%	2.75%	**	50.60%		(29.82)%	(24.10)%	(8.97)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$59,211	$39,106		$44,227		$41,795	$51,999	$31,651
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	1.13%	*	1.12%		1.12%	1.11%	1.18%
After expense waiver#	1.12%	1.11%	*(b)	1.10%	(b)	1.11% (b)	1.10%	N/A
Net investment income to average daily net assets	0.69%	0.66%	*	0.64%		1.07%	0.79%	0.02%
Portfolio turnover rate	26%	32%	**	70%		40%	38%	69%

	Class S
	Year ended 10/31/05††	Period ended 10/31/04+		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00
Net asset value, beginning of period	$9.78	$9.56		$6.39		$9.21	$12.16	$16.96

Income (loss) from investment operations:
Net investment income	0.08 ***	0.06	***	0.04	***	0.09 ***	0.08 ***	0.04	***
Net realized and unrealized gain (loss) on investments	1.97	0.20		3.19		(2.83)	(3.00)	(1.61)

Total income (loss) from investment operations	2.05	0.26		3.23		(2.74)	(2.92)	(1.57)

Less distributions to shareholders:
From net investment income	(0.01)	(0.04)		(0.06)		(0.08)	(0.03)	(0.03)
Tax return of capital	-	-		-		(0.00)†	-	-
From net realized gains	-	-		-		-	-	(3.20)

Total distributions	(0.01)	(0.04)		(0.06)		(0.08)	(0.03)	(3.23)

Net asset value, end of period	$11.82	$9.78		$9.56		$6.39	$9.21	$12.16

Total Return(a)	20.91%	2.75%	**	50.49%		(29.82)%	(23.99)%	(8.95)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$608,471	$524,488		$587,883		$441,475	$721,113	$1,027,623
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.10%	*	1.09%		1.10%	1.08%	1.12%
After expense waiver#	1.09%	1.08%	*(b)	1.07%	(b)	1.09% (b)	1.07%	N/A
Net investment income to average daily net assets	0.72%	0.70%	*	0.58%		1.18%	0.82%	0.22%
Portfolio turnover rate	26%	32%	**	70%		40%	38%	69%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income and distributions from tax return of capital are less than $ 0.01 per share.
††	Effective November 1, 2004, brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	For the period from January 1, 2004 through October 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  122  –

INTERNATIONAL EQUITY FUND

	Class N
	Year ended 10/31/05††		Period ended 10/31/04+		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$9.58		$9.42		$6.30		$6.26

Income (loss) from investment operations:
Net investment loss	(0.00	)***†	(0.00	)***†	(0.01	)***	(0.00	)***†
Net realized and unrealized gain on investments	1.92		0.20		3.13		0.04

Total income from investment operations	1.92		0.20		3.12		0.04

Less distributions to shareholders:
From net investment income	-		(0.04)		(0.00	)†	-

Net asset value, end of period	$11.50		$9.58		$9.42		$6.30

Total Return(a)	20.04%	(c)	2.22%	**(c)	49.44%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$186		$155		$152		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.84%		1.83%	*	1.82%		-	‡
After expense waiver#	1.82%	(b)	1.82%	*(b)	1.81%	(b)	-	‡
Net investment loss to average daily net assets	(0.01)%		(0.02	)% *	(0.16)%		-	‡
Portfolio turnover rate	26%		32%	**	70%		40%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment loss and distributions from net investment income are less than $0.01 per share.
††	Effective November 1, 2004, brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	For the period from January 1, 2004 through October 31, 2004.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended October 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  123  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds’ fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are

–  124  –

negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Income Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the High Yield Fund and the Balanced Fund’s Core Bond Segment can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund’s total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

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The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Strategic Income Fund, the High Yield Fund, the Balanced Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Enhanced Index Core Equity Fund, the Main Street Fund, the Capital Appreciation Fund, the Enhanced Index Growth Fund, the Mid-Cap Value Fund, the Small Capitalization Value Fund, the Global Fund, the International Equity Fund and the Focused International Fund may also enter into futures contracts, including foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to

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achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(1)	There is no limitation for U.S. Government Securities.

(2)	In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers’ acceptances issued by domestic banks.

Zero-Coupon and “Stripped” Securities

The Strategic Income Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price. In addition to the Strategic Income Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the High Yield Fund and the Balanced Fund’s Core Bond Segment can also invest in these securities.

Participation Interests in Loans

These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Strategic Income Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. The Diversified Bond Fund and the High Yield Fund may also invest in these securities.

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Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and

some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may

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experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives or policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI at http://www.massmutual.com/retire. From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

1295 STATE STREET

SPRINGFIELD, MASSACHUSETTS 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL PREMIER FUNDS (THE “TRUST”) DATED MARCH 1, 2006, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF OCTOBER 31, 2005 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

•	MassMutual Premier Money Market Fund

•	MassMutual Premier Short-Duration Bond Fund

•	MassMutual Premier Inflation-Protected Bond Fund

•	MassMutual Premier Core Bond Fund

•	MassMutual Premier Diversified Bond Fund

•	MassMutual Premier Strategic Income Fund

•	MassMutual Premier High Yield Fund

•	MassMutual Premier Balanced Fund

•	MassMutual Premier Value Fund

•	MassMutual Premier Enhanced Index Value Fund

•	MassMutual Premier Enhanced Index Value Fund II

•	MassMutual Premier Enhanced Index Core Equity Fund

•	MassMutual Premier Main Street Fund

•	MassMutual Premier Capital Appreciation Fund

•	MassMutual Premier Core Growth Fund

•	MassMutual Premier Enhanced Index Growth Fund

•	MassMutual Premier Mid-Cap Value Fund

•	MassMutual Premier Small Capitalization Value Fund

•	MassMutual Premier Small Company Opportunities Fund

•	MassMutual Premier Global Fund

•	MassMutual Premier International Equity Fund

•	MassMutual Premier Focused International Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated March 1, 2006

GENERAL INFORMATION

MassMutual Premier Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following twenty-two separate series of the Trust: (1) MassMutual Premier Money Market Fund (“Money Market Fund”), (2) MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”), (3) MassMutual Premier Inflation-Protected Bond Fund (“Inflation-Protected Bond Fund”), (4) MassMutual Premier Core Bond Fund (“Core Bond Fund”), (5) MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”), (6) MassMutual Premier Balanced Fund (“Balanced Fund”), (7) MassMutual Premier Value Fund (“Value Fund”), (8) MassMutual Premier Small Company Opportunities Fund (“Small Company Opportunities Fund’), (9) MassMutual Premier International Equity Fund (“International Equity Fund”), (10) MassMutual Premier Core Growth Fund (“Core Growth Fund”), (11) MassMutual Premier Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”), (12) MassMutual Premier Enhanced Index Growth Fund (“Enhanced Index Growth Fund”), (13) MassMutual Premier Enhanced Index Value Fund (“Enhanced Index Value Fund”), (14) MassMutual Premier Enhanced Index Value Fund II (“Enhanced Index Value Fund II”), (15) MassMutual Premier High Yield Fund (“High Yield Fund”), (16) MassMutual Premier Small Capitalization Value Fund (“Small Capitalization Value Fund”), (17) MassMutual Premier Strategic Income Fund (“Strategic Income Fund”), (18) MassMutual Premier Main Street Fund (“Main Street Fund”), (19) MassMutual Premier Capital Appreciation Fund (“Capital Appreciation Fund”), (20) MassMutual Premier Global Fund (“Global Fund”), (21) MassMutual Premier Mid-Cap Value Fund (“Mid-Cap Value Fund”) and (22) MassMutual Premier Focused International Fund (“Focused International Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of twenty-two separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-adviser for each of the Funds except the Value Fund, Core Growth Fund, International Equity Fund, Strategic Income Fund, Main Street Fund, Capital Appreciation Fund, Global Fund and Focused International Fund is Babson Capital Management LLC (“Babson Capital”), located at 470 Atlantic Avenue, Boston, Massachusetts 02110 and 1500 Main Street, Springfield, Massachusetts 01115. The investment sub-adviser for the Value Fund, Core Growth Fund, International Equity Fund, Strategic Income Fund, Main Street Fund, Capital Appreciation Fund and Global Fund is OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. The investment sub-adviser for the Focused International Fund is Baring International Investment Limited (“Baring”), located at 155 Bishopsgate, London EC2M-3XY. Babson Capital, Baring and OFI are indirect subsidiaries of MassMutual.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Money Market Fund

For so long as the Money Market Fund values its portfolio instruments on the basis of amortized cost (see “Valuation of Portfolio Securities”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. The Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

The Money Market Fund’s non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

The Money Market Fund’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 at the time of purchase. The obligations of U.S. banks in which the Money Market Fund may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of purchase.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if the Money Market Fund’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

The high quality debt instruments in which the Money Market Fund invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While the Money Market Fund invests exclusively in First and Second Tier Securities, an investment in the Money Market Fund is not without risk. If the Money Market Fund disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. The Money Market Fund will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, the Money Market Fund would dispose of any such security as soon as practicable.

At present, obligations of United States agencies or instrumentalities which the Fund’s investment sub-adviser intends to purchase for the portfolio of the Money Market Fund include principally obligations of the Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s sub-adviser believes that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the Money Market Fund’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Short-Duration Bond Fund

The Short-Duration Bond Fund’s duration management strategy currently uses a quantitative, risk-averse discipline that balances generating a high total rate of return primarily from current income with minimizing fluctuations in capital values. The duration of the portfolio will be lengthened by extending average maturities when sufficient additional yield can be obtained. Conversely, the duration will be shortened when adequate compensation for the additional risk associated with longer maturities cannot be realized.

Diversified Bond Fund

The Diversified Bond Fund’s duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

The Fund will also have specified liquidity and diversification requirements for particular types of investments, including:

(a) Bond purchases for the Fund will be limited to 25% of any major industry group; and

(b) Below investment grade bonds cannot exceed 25% of the Fund’s assets.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Funds may invest in investment grade securities, they may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Fund’s share prices and the income it earns.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements, if any, set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or the Fund’s sub-adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. If a Fund engages in reverse repurchase agreements, it will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association (“GNMA”) Certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Funds may invest in money market securities. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments and Temporary Investments. The Funds may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with a Fund’s investment policies. In addition, in adverse market conditions, the Funds may also invest in these short term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The sub-advisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through

GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

Subject to the Fundamental Investment Restrictions described below under “Investment Restrictions of the Funds—Fundamental Investment Restrictions of the Funds” each Fund currently may use the hedging instruments and derivatives discussed below. In the future, each Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund’s investment objective and are legally permissible.

(1) Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As one of several alternatives to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts.

(2) Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to, among other reasons, hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Funds are most likely to deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, and may do so for several reasons, including hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the British pound, a Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell British pounds and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is engaging in proxy hedging.

(3) Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i) Forward Contracts: Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets.

(ii) Currency Transactions: Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1) Options and Futures Transactions. The Funds may enter into options and futures transactions and may, without limitation, (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, equity indexes, fixed income securities or indexes of interest rates (i.e. Eurodollar options), (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Funds may utilize options and futures contracts for various reasons, including to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s sub-adviser and consistent with that Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures contracts is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s sub-adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

(2) Purchasing Put and Call Options. The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3) Selling (Writing) Put and Call Options. The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and, if applicable, must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4) Options on Indexes. The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because that Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

(5) Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers or other parties (OTC options) that meet creditworthiness standards, if any, approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. In addition, OTC options are considered illiquid by the Securities and Exchange Commission (“SEC”).

(6) Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on, among other things, various types of fixed income securities including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Funds may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of stocks comprising the index in which the Funds invests. In managing cash flows, the Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities or for any other purpose permitted by its investment policies and by applicable law.

Transactions by the Funds in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund’s investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Also, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, that Fund will be required to make daily cash payments on variation margin.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by that Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC interpretations thereunder. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit a Fund’s ability to engage in futures and related options transactions.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund’s investment objective and legally permissible for a Fund.

(7) Combined Positions. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8) Risks Regarding Options and Futures Transactions. Some of the general risks associated with the use of options and futures include:

(a) Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly (to the extent options and futures contracts are used for such purpose). The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options and futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b) Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c) Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or its sub-adviser may be required to reduce the size of their futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d) Asset Coverage for Futures Contracts and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Assets set aside for such purpose cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

(e) Status Under the Commodity Exchange Act. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

(9) Swaps and Related Swap Products: The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as “swap transactions”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

A Fund’s sub-adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

Each Fund will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. In addition to those techniques mentioned above, a Fund may cover its obligations under a swap agreement by using any other technique permitted by applicable law.

The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

(10) Structured Notes and Hybrid Instruments: Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% (10% in the case of the Money Market Fund) of its net assets in “illiquid securities,” which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Such securities may be determined to be liquid by the Board of Trustees, the Adviser and/or the sub-adviser, if such determination by the Adviser or sub-adviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European, “ “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

Each Fund may purchase or sell securities on a “when-issued” or on a “forward delivery” basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sales price. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will take actions consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, a Fund would have liquid assets sufficient to cover any commitments. However, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, a Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

Babson Capital, Baring and OFI use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of Babson Capital, Baring or OFI.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund’s sub-adviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Short Sales

The Funds may engage in short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Strategic Income Fund, Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Core Bond Fund, the Diversified Bond Fund and the Small Company Opportunities Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the Strategic Income Fund, Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Core Bond Fund, the Diversified Bond Fund and the Small Company Opportunities Fund) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the sub-adviser currently anticipates for these Funds. The sub-adviser will make changes to the Enhanced Index Core Equity Fund’s portfolio, the Enhanced Index Growth Fund’s portfolio, the Enhanced Index Value Fund’s portfolio, the Enhanced Index Value Fund II’s portfolio, the Core Bond Fund’s portfolio, the Diversified Bond Fund’s portfolio and the Small Company Opportunities Fund’s portfolio whenever it believes such changes are desirable and, consequently, anticipates that each such Fund’s portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Financial Highlights” section of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of directors who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made to the Funds’ adviser, sub-advisers, or any of their affiliates who provide services to the Funds. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board of Trustees at its next regularly scheduled meeting.

MassMutual and the Funds’ sub-advisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the sub-advisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/retire no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com/retire as soon as possible after each calendar quarter-end.

Other Disclosures

To the extent permitted under applicable law, MassMutual and the Funds’ sub-advisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (Investors Bank & Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ sub-advisers, and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Money Market Fund, Short-Duration Bond Fund,

Inflation-Protected Bond Fund, Diversified Bond Fund, Balanced Fund

and International Equity Fund)

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of a Fund:

(1) Borrow money in excess of 10% (33% in the case of the Core Growth Fund, Small Company Opportunities Fund, Small Capitalization Value Fund, High Yield Fund, Enhanced Index Growth Fund, Enhanced Index Value Fund, Enhanced Index Value Fund II, Core Bond Fund, Strategic Income Fund, Main Street Fund, Capital Appreciation Fund, Global Fund, Mid-Cap Value Fund and Focused International Fund) of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund’s total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

(4) Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund’s assets in the case of each Fund.

(5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

(6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

(7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Small Capitalization Value Fund, the High Yield Fund, the Core Bond Fund, the Strategic Income Fund, the Main Street Fund, the Capital Appreciation Fund, the Global Fund, the Mid-Cap Value Fund and the Focused International Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

(8) With respect to the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Enhanced Index Value Fund II either (i) invest more than 5% of the Fund’s total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund’s total assets may be invested without regard to this restriction or (ii) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

(9) With respect to the Strategic Income Fund, Main Street Fund, Capital Appreciation Fund, Global Fund, Mid-Cap Value Fund and Focused International Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s assets, (i) more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of an issuer.

Restrictions (1) through (9) above are deemed “fundamental” investment policies.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Money Market Fund, Short-Duration Bond Fund,

Inflation-Protected Bond Fund, Diversified Bond Fund, Balanced Fund

and International Equity Fund)

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund:

(1) may not invest in (i) securities that at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund’s net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

(2) may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

It is also contrary to the present policy guidelines of the Core Bond Fund and the Value Fund to:

(1) Make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds have no current intention in the coming year of engaging in short sales or maintaining a short position.

(2) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers’ commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

(3) Acquire more than 10% of the voting securities of any issuer.

(4) Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(5) Make investments for the purpose of gaining control of a company’s management.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MONEY MARKET FUND, SHORT-DURATION BOND FUND, INFLATION-PROTECTED BOND FUND, DIVERSIFIED BOND FUND, BALANCED FUND AND INTERNATIONAL EQUITY FUND

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

(1) Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer.

(2) Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3) Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4) Make short sales, except for sales “against-the-box.”

(5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

(6) Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(7) Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

(8) Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

(9) Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

(10) With the exception of the Inflation-Protected Bond Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

(11) With the exception of the Inflation-Protected Bond Fund, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than ½ of 1% of the securities of such issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MONEY MARKET FUND, SHORT-DURATION BOND FUND, INFLATION-PROTECTED BOND FUND, DIVERSIFIED BOND FUND, BALANCED FUND AND INTERNATIONAL EQUITY FUND

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund may not:

(1) Invest for the purpose of exercising control over, or management of, any company.

(2) Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

(3) To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Disinterested Trustees”) have retained independent legal counsel. As Adviser and sub-advisers to the Funds, respectively, MassMutual, Babson Capital, Baring and OFI may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Ronald J. Abdow	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 74
Trustee since 2004
Trustee of 30 portfolios in fund complex

Chairman, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 47
Trustee since 2003
Trustee of 30 portfolios in fund complex

Professor of Management Practice, Harvard Business School, January 2003-present; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 52
Trustee since 2004
Trustee of 30 portfolios in fund complex

Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 54
Trustee since 2004
Trustee of 30 portfolios in fund complex

President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation; Director (since 1997), Playtex Products, Inc; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Corine T. Norgaard[1]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 68
Trustee since 2004
Trustee of 32 portfolios in fund complex

President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford; Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Interested Trustee

Kevin M. McClintock[2]	Vice Chairman, Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 44
Trustee since 1999
President since 2003
Trustee of 30 portfolios in fund complex

Managing Director and Member of the Board of Managers (1999-present), Babson Capital Management LLC; Managing Director (1999-2004), S.I. International Assets (formerly known as Babson-Stewart Ivory International); Vice Chairman (since 2006), Trustee and President (since 2005), Chairman (2005), MML Series Investment Fund II (open-end investment company).

Principal Officers3

James S. Collins	Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 48
Officer since 2005
Officer of 61 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2000), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2005), MML Series Investment Fund II (open-end investment company).

(1)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC (“Babson Capital”), an indirect subsidiary of MassMutual.
(2)	Mr. McClintock is an “Interested Person” as that term is defined in the 1940 Act, through his employment with Babson Capital.
(3)	Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Kristin Bushard	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 39
Officer since 2005
Officer of 61 portfolios in fund complex

Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MML Series Investment Fund II.

Ian W. Sheridan	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 40
Officer since 2005
Officer of 61 portfolios in fund complex

Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP); Vice President (since 2004), MML Series Investment Fund (open-end investment company); Vice President (since 2004), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Frederick C. Castellani 1295 State Street Springfield, MA 01111 Age: 59 Officer since 2004 Officer of 47 portfolios in fund complex	Vice President of the Trust

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Michael A. Chong 1295 State Street Springfield, MA 01111 Age: 48 Officer since 2004 Officer of 61 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), Second Vice President (1996-1999), MassMutual; Vice President and Chief Compliance Officer (since 2004), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2004), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2005), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a disinterested Trustee shall retire and cease to serve as a Trustee upon the conclusion of the fiscal year in which the Trustee attains the age of seventy-five years and an interested Trustee shall retire and cease to serve as a Trustee upon retirement from (or earlier termination of affiliation) with MassMutual.

The Board of Trustees of the Trust has an Audit Committee, a Nominating and Independent Trustees’ Matters (“Nominating”) Committee and an Administrative Functions (“Administrative”) Committee. The Audit Committee and Nominating Committee are comprised of Trustees who are not “interested persons” of the Trust. Currently, Mr. El-Hage and Ms. Norgaard comprise the Audit Committee and all of the Disinterested Trustees comprise the Nominating Committee. The Administrative Committee is comprised of Messrs. McClintock and Abdow and Ms. Furman and Ms. Merrifield. The Nominating Committee, pursuant to a Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust’s Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer; and (ii) monitors the independence of legal counsel for the Independent Trustees. The Nominating Committee held four meetings during the fiscal year ended October 31, 2005. The Audit Committee, pursuant to a Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Fund’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees. The Audit Committee met four times during the fiscal year ended October 31, 2005. The Administrative Committee, pursuant to a Charter adopted by the Board, develops, recommends to the Board, and periodically reviews, as needed, guidelines on corporate governance matters. The Administrative Committee met once during the fiscal year ended October 31, 2005. The full Board met seven times during the fiscal year ended October 31, 2005.

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2005.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Ronald J. Abdow	None	Over $100,000
Nabil N. El-Hage	$10,001–$50,000	$10,001–$50,000
Maria D. Furman	Over $100,000	Over $100,000
C. Ann Merrifield	None	None
Corine T. Norgaard	None	$10,001–$50,000
Interested Trustee
Kevin M. McClintock	None	None

Except as noted below, the Trust pays each Trustee who is not an officer or employee of MassMutual, Babson Capital, Baring or OFI, a fee for his or her services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2005 are shown below:

Name of Trustee	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Nabil N. El-Hage	$57,250	N/A	$57,250
Richard A. Nenneman[2]	8,667	N/A	8,667
Steven A. Kandarian[3]	22,750	N/A	22,750
Kevin M. McClintock[4]	0	N/A	0
Maria D. Furman	52,167	N/A	52,167
Ronald J. Abdow	52,333		108,333
C. Ann Merrifield	50,667	N/A	50,667
Corine T. Norgaard	53,333	N/A	53,333

(1)	Includes an annual retainer payable by the Trust to each Trustee who is not an officer or employee of MassMutual, Babson Capital, Baring or OFI of $20,000 and a per meeting attendance fee of $6000 per meeting attended in-person, or $1000 per meeting attended by telephone. Those Trustees who serve on a committee of the Trust are paid an additional fee of $1,000 per meeting attended, and committee chairpersons receive an additional annual retainer of $5000. Effective January 1, 2006, the Chairman receives an additional annual retainer of $40,000.
(2)	Retired as of December 31, 2004.
(3)	Resigned as of April 8, 2005.
(4)	Mr. McClintock, as an employee of Babson Capital, received no compensation for his role as Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Massachusetts Mutual Life Insurance Co. (MassMutual), 1295 State St., Springfield, MA 01111 may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the Class L shares of each Fund of the Trust as of February 1, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class L shares of the following Funds. As of February 1, 2006, MassMutual owned 91.24% of the Class L shares of the Capital Appreciation Fund, 89.70% of the Class L shares of the Core Bond Fund, 99.41% of the Class L shares of the Core Growth Fund, 96.91% of the Class L shares of the Diversified Bond Fund, 99.90% of the Class L shares of the Enhanced Index Growth Fund, 89.38% of the Class L shares of the Enhanced Index Value II Fund, 95.19% of the Class L shares of the Enhanced Index Value Equity Fund, 99.90% of the Class L shares of the Focused International Fund, 79.04% of the Class L shares of the High Yield Fund, 87.20% of the Class L shares of the Inflation-Protected Bond Fund, 83.48% of the Class L shares of the International Equity Fund, 99.90% of the Class L shares of the Mid-Cap Value Fund, 98.26% of the Class L shares of the Money Market Fund, 98.42% of the Class L shares of the Short Duration Bond Fund, 95.31% of the Class L shares of the Small Company Opportunities Fund and 91.77% of the Class L shares of the Value Fund.

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class L shares of the Enhanced Index Core Equity Fund as of February 1, 2006: Jupiter & Co., c/o Investors Bank & Trust, Boston, MA owned 85.51% of the Class L shares of the Enhanced Index Core Equity Fund.

MassMutual may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class L shares of a Fund. Certain of its separate investment accounts and its provision of seed money for the Trust together constituted 14.47% of the Class L shares of the Enhanced Index Core Equity Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class L shares of certain Funds as of February 1, 2006: Taynik & Co., c/o Investors Bank & Trust, Boston, MA owned 6.95% of the Class L shares of the Capital Appreciation Fund and 21.00% of the Class L shares of the High Yield Fund; and Jupiter & Co., c/o Investors Bank & Trust, Boston, MA owned 12.80% of the Class L shares of the Inflation-Protected Bond Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the Class A shares of each Fund of the Trust as of February 1, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of the following Funds. As of February 1, 2006, MassMutual owned 89.65% of the Class A shares of the Balanced Fund, 94.13% of the Class A shares of the Capital Appreciation Fund, 93.49% of the Class A shares of the Core Bond Fund, 75.36% of the Class A shares of the Diversified Bond Fund, 98.07% of the Class A shares of the Enhanced Index Value II Fund, 97.90% of the Class A shares of the Enhanced Index Value Equity Fund, 99.90% of the Class A shares of the Focused International Fund, 72.41% of the Class A shares of the Global Fund, 69.86% of the Class A shares of the High Yield Fund, 79.05% of the Class A shares of the Inflation-Protected Bond Fund, 93.13% of the Class A shares of the International Equity Fund, 69.64% of the Class A shares of the Main Street Fund, 99.90% of the Class A shares of the Mid-Cap Value Fund, 88.88% of the Class A shares of the Money Market Fund, 92.44% of the Class A shares of the Short-Duration Bond Fund, 90.22% of the Class A shares of the Small Capitalization Value Fund, 77.90% of the Small Company Opportunities Fund, 59.82% of the Class A shares of the Strategic Income Fund and 85.62% of the Class A shares of the Value Fund.

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of the Strategic Income Fund as of February 1, 2006: Taynik & Co., c/o Investors Bank & Trust, Boston, MA 02116 owned 38.91% of the Class A shares of the Strategic Income Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class A shares of certain Funds as of February 1, 2006: Taynik & Co., c/o Investors Bank & Trust, Boston, MA owned 17.46% of the Class A shares of the Diversified Bond Fund, 9.88% of the Class A shares of the Global Fund, 17.06% of the Class A shares of the High Yield Fund, 8.78% of the Class A shares of the Inflation-Protected Bond Fund, 9.00% of the Class A shares of the Main Street Fund and 7.74% of the Class A shares of the Small Capitalization Value Fund; and Western State Income, c/o Investors Bank & Trust, Boson, MA owned 6.15% of the Class A shares of the Diversified Bond Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the Class S shares of each Fund of the Trust as of February 1, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of the following Funds. As of February 1, 2006, MassMutual owned 98.91% of the Class S shares of the Balanced Fund, 93.63% of the Class S shares of the Core Bond Fund, 88.46% of the Class S shares of the Core Growth Fund, 99.90% of the Class S shares of the Enhanced Index Core Equity Fund, 99.90% of the Class S shares of the Enhanced Index Growth Fund, 98.34% of the Class S shares of the Enhanced Index Value II Fund, 99.89% of the Class S shares of the Enhanced Index Value Equity Fund, 96.24% of the Class S shares of the High Yield Fund, 97.12% of the Class S shares of the Inflation-Protected Bond Fund, 97.30% of the Class S shares of the International Equity Fund, 99.99% of the Class S shares of the Main Street Fund, 97.13% of the Class S shares of the Money Market Fund, 90.42% of the Class S shares of the Small Capitalization Value Fund, 88.01% of the Class S shares of the Small Company Opportunities Fund, 99.90% of the Class S shares of the Strategic Income Fund and 97.85% of the Class S shares of the Value Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the Class Y shares of each Fund of the Trust as of February 1, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of the following Funds. As of February 1, 2006, MassMutual owned 44.72% of the Class Y shares of the Balanced Fund, 94.51% of the Class Y shares of the Capital Appreciation Fund, 81.31% of the Class Y shares of the Core Bond Fund, 99.90% of the Class Y shares of the Core Growth Fund, 96.56% of the Class Y shares of the Diversified Bond Fund, 94.53% of the Class Y shares of the Enhanced Index Core Equity Fund, 99.77% of the Class Y shares of the Enhanced Index Growth Fund, 99.60% of the Class Y shares of the Enhanced Index Value Fund, 99.90% of the Class Y shares of the Focused International Fund, 96.90% of the Class Y shares of the Global Fund, 89.54% of the Class Y shares of the High Yield Fund, 99.46% of the Class Y shares of the Inflation-Protected Bond Fund, 84.22% of the Class Y shares of the International Equity Fund, 99.90% of the Class Y shares of the Main Street Fund, 99.90% of the Class Y shares of the Mid-Cap Value Fund, 77.82% of the Class Y shares of the Money Market Fund, 92.38% of the Class Y shares of the Short-Duration Bond Fund, 69.07% of the Class Y shares of the Small Company Opportunities Fund and 99.15% of the Class Y shares of the Strategic Income Fund.

The following shareholders may be deemed control persons (as that term is defined in the 1940 Act) of the Trust in that they beneficially own more than 25% of the Class Y shares of certain Funds as of February 1, 2006: Jupiter & Co., c/o Investors Bank & Trust, Boston, MA owned 55.28% of the Class Y shares of the Balanced Fund; and Wilmington Trust Company FBO Arthur J. Gallagher & Co., Wilmington, DE owned 28.33% of the Class Y shares of the Small Company Opportunities Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class Y shares of certain Funds as of February 1, 2006: Wilmington Trust Company FBO Arthur J. Gallagher & Co., Wilmington, DE owned 10.56% of the Class Y shares of the International Equity Fund and owned 6.45% of the Class Y shares of the Money Market Fund; Taynik & Co., c/o Investors Bank & Trust, Boston, MA owned 5.56% of the Class Y shares of the Capital Appreciation Fund,

11.06% of the Class Y shares of the Core Bond Fund and 9.66% of the Class Y shares of the Money Market Fund; and Jupiter & Co., c/o Investors Bank & Trust, Boston, MA owned 6.07% of the Class Y shares of the Money Market Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the Class N shares of each Fund of the Trust as of February 1, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class N shares of the following Funds. As of February 1, 2006, MassMutual owned 99.80% of the Class N shares of the Balanced Fund, 99.90% of the Class N shares of the Core Growth Fund, 99.90% of the Class N shares of the Enhanced Index Core Equity Fund, 99.90% of the Class N shares of the Enhanced Index Growth Fund, 99.75% of the Class N shares of the Enhanced Index Value II Fund, 99.90% of the Class N shares of the Enhanced Index Value Equity Fund, 99.90% of the Class N shares of the Focused International Fund, 99.00% of the Class N shares of the International Equity Fund, 99.90% of the Class N shares of the Main Street Fund, 99.90% of the Class N shares of the Mid-Cap Value Fund, 98.94% of the Class N shares of the Short Duration Bond Fund, 99.45% of the Class N shares of the Small Capitalization Value Fund, 99.43% of the Class N shares of the Small Company Opportunities Fund and 98.76% of the Class N shares of the Value Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class Y shares of certain Funds as of February 1, 2006: Wilmington Trust Company FBO Arthur J. Gallagher & Co., Wilmington, DE owned 10.56% of the Class Y shares of the International Equity Fund; and Taynik & Co., c/o Investors Bank & Trust, Boston, MA owned 11.06% of the Class A shares of the Core Bond Fund.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Growth Equity Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select OTC 100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund and MassMutual Select Destination Retirement 2040 Fund, which are series of MassMutual Select Funds, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, which are series of MML Series Investment Fund II, an open-end management investment company; MML Equity Index Fund, MML Large Cap Value Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund, .48% for the Core Bond Fund, .48% for the Balanced Fund, .40% for the Short-Duration Bond Fund, .50% for the Diversified Bond Fund, .48% for the Inflation-Protected Bond Fund, .35% for the Money Market Fund, .50% for the Enhanced Index Core Equity Fund, .50% for the Enhanced Index Growth Fund, .50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the High Yield Fund, .55% for the Core Growth Fund, .70% for the Small Capitalization Value Fund, .85% for the International Equity Fund, .55% for the Strategic Income Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund, .80% for the Global Fund, .80% for the Mid-Cap Value Fund and .90% for the Focused International Fund.

Pursuant to the Advisory Agreements as well as Advisory Agreements between the predecessors to each of the following Funds and MassMutual (which were terminated on or about October 31, 2004), the following Funds and the predecessors to the each of the following Funds paid MassMutual the following investment advisory fees for their last three fiscal years:

	Gross	Waiver	Net
Money Market Fund
Year ended 12/31/03	$1,968,218	—	$1,968,218
Period ended 10/31/04	$1,439,002	—	$1,439,002
Year ended 10/31/05	$1,732,023	$(17,566)	$1,714,457

Short-Duration Bond Fund
Year ended 12/31/03	$1,508,161	—	$1,508,161
Period ended 10/31/04	$1,375,642	—	$1,375,642
Year ended 10/31/05	$1,856,621	$(17,671)	$1,838,950

Inflation-Protected Bond Fund[1]
Period ended 10/31/04	$401,507	$(28,924)	$372,583
Year ended 10/31/05	$1,008,644	—	$1,008,644

Diversified Bond Fund
Year ended 12/31/03	$401,580	—	$401,580
Period ended 10/31/04	$872,702	—	$872,702
Year ended 10/31/05	$1,525,490	$(24,418)	$1,501,072

Balanced Fund
Year ended 12/31/03	$1,298,144	—	$1,298,144
Period ended 10/31/04	$1,125,058	—	$1,125,058
Year ended 10/31/05	$1,272,682	$(31,812)	$1,240,870

International Equity Fund
Year ended 12/31/03	$5,840,362	—	$5,840,362
Period ended 10/31/04	$5,914,300	—	$5,914,300
Year ended 10/31/05	$7,573,649	$(147,407)	$7,426,242

[1]	The predecessor to the Inflation-Protected Bond Fund commenced operations on December 31, 2003.

Affiliated Investment Sub-advisers

Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. Baring is a wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., which is wholly-owned by MassMutual Holding LLC. OFI is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which is majority-owned by MassMutual Holding LLC. MassMutual will pay Babson Capital a sub-advisory fee equal to an annual rate of .40% for the first $1 billion of the average daily net assets and .30% of the average daily net assets over $1 billion of the Small Company Opportunities Fund, .10% of the average daily net assets of the Core Bond Fund, .09% of the average daily net assets of the fixed income portion of the Balanced Fund and .25% of the average daily net assets of the equity portion of the Balanced Fund, .08% of the average daily net assets of the Short-Duration Bond Fund, .10% of the average daily net assets of the Diversified Bond Fund, .08% of the average daily net assets of the Inflation-Protected Bond Fund, .05% of the average daily net assets of the Money Market Fund, .25% of the average daily net assets of the Enhanced Index Core Equity Fund, .25% of the average daily net assets of the Enhanced Index Value Fund, .25% of the average daily net assets of the Enhanced Index Value Fund II, .25% of the average daily net assets of the Enhanced Index Growth Fund, .20% of the average daily net assets of the High Yield Fund, .40% of the average daily net assets of the Small Capitalization Value Fund and .40% of the average daily net assets of the Mid-Cap Value Fund. For the Focused International Fund, MassMutual will pay Baring a sub-advisory fee equal to an annual rate of .55% of the average daily net assets of the Fund. For the Value Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .25% for the first $600 million of the average daily net assets of the Fund and .15% of the average daily net assets of the Fund over $600 million. For the Core Growth Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .25% of the average daily net assets of the Fund. For the International Equity Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .50% of the average daily net assets of the Fund. For the Strategic Income Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .49% of the first $225 million of the average daily net assets of the Fund, .32% of the next $275 million and .25% on any excess over $500 million. For the Main Street Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .33% of the first $1 billion of the average daily net assets of the Fund and .30% on any excess over $1 billion. For the Capital Appreciation Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .42% of the first $700 million of the average daily net assets of the Fund, .40% of the next $300 million and .3750% on any excess over $1 billion. For the Global Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .58% of the first $475 million of the average daily net assets of the Fund, .50% of the next $525 million and .45% on any excess over $1 billion.

Pursuant to the Advisory Agreements as well as Management Contracts between each of the following Funds and Babson Capital (which were terminated on or about October 31, 2004), the Funds paid MassMutual or Babson Capital, as applicable, the following management fees, and MassMutual or Babson Capital reimbursed the following other expenses:

	Management Fee Paid	Other Expenses Reimbursed
Value Fund
Fiscal year ended October 31, 2003	349,594	15,786
Fiscal year ended October 31, 2004	343,867	1,014
Fiscal Year ended October 31, 2005	2,847,877	—

Small Company Opportunities Fund
Fiscal year ended October 31, 2003	3,537,189	—
Fiscal year ended October 31, 2004	4,834,134	—
Fiscal Year ended October 31, 2005	5,506,538	74,892

Core Bond Fund
Fiscal year ended October 31, 2003	85,878	120,500
Fiscal year ended October 31, 2004	82,352	97,429
Fiscal Year ended October 31, 2005	7,989,258	—

Core Growth Fund
Fiscal year ended October 31, 2003	573,119	—
Fiscal year ended October 31, 2004	435,908	—
Fiscal Year ended October 31, 2005	444,432	13,568

Enhanced Index Core Equity Fund
Fiscal year ended October 31, 2003	123,287	118,378
Fiscal year ended October 31, 2004	147,126	86,357
Fiscal Year ended October 31, 2005	163,865	37,233

Enhanced Index Growth Fund
Fiscal year ended October 31, 2003	86,947	122,539
Fiscal year ended October 31, 2004	105,832	94,795
Fiscal Year ended October 31, 2005	134,610	17,958

Enhanced Index Value Fund
Fiscal year ended October 31, 2003	122,567	128,259
Fiscal year ended October 31, 2004	163,945	91,034
Fiscal Year ended October 31, 2005	299,164	40,252

Enhanced Index Value Fund II1
Period ended October 31, 2004	32,007	16,625
Fiscal Year ended October 31, 2005	949,104	19,944

	Management Fee Paid	Other Expenses Reimbursed
High Yield Fund
Fiscal year ended October 31, 2003	157,747	84,100
Fiscal year ended October 31, 2004	316,614	18,488
Fiscal Year ended October 31, 2005	428,822	2,636

Small Capitalization Value Fund
Fiscal year ended October 31, 2003	451,697	84,719
Fiscal year ended October 31, 2004	731,572	48,315
Fiscal Year ended October 31, 2005	765,083	18,224

[1]	Commenced operations on October 15, 2004.

Pursuant to the Advisory Agreements between each of the following Funds and MassMutual, the Funds paid MassMutual the following investment advisory fees for their last three fiscal years:

	Gross	Waiver	Net
Strategic Income Fund[1]
Period ended October 31, 2005	$1,135,191	$(186,107)	$949,084

Main Street Fund[1]
Period ended October 31, 2005	$1,796,725	$(469,115)	$1,327,610

Capital Appreciation Fund[1]
Period ended October 31, 2005	$3,967,959	$(544,616)	$3,423,343

Global Fund[1]
Period ended October 31, 2005	$3,780,682	$(682,606)	$3,098,076

[1]	Commenced operations on December 31, 2004.

The Mid-Cap Value Fund and Focused International Fund commenced operations on December 1, 2005.

Pursuant to Investment Sub-Advisory Agreements between MassMutual and Babson Capital with respect to the following Funds and Investment Sub-Advisory Agreements between MassMutual and Babson Capital with respect to the predecessors of the following Funds (which were terminated on or about October 31, 2004), MassMutual paid to Babson Capital the following amounts for providing investment advisory services to the Funds and their predecessors for each of their last three fiscal years:

Money Market Fund
Fiscal year ended December 31, 2003	281,052
Period ended October 31, 2004	205,603
Fiscal year ended October 31, 2005	247,148

Short-Duration Bond Fund
Fiscal year ended December 31, 2003	301,766
Period ended October 31, 2004	275,186
Fiscal year ended October 31, 2005	371,212

Inflation-Protected Bond Fund
Period ended October 31, 2004*	66,374
Fiscal year ended October 31, 2005	165,713

Diversified Bond Fund
Fiscal year ended December 31, 2003	80,577
Period ended October 31, 2004	174,810
Fiscal year ended October 31, 2005	305,074

Balanced Fund
Fiscal year ended December 31, 2003	306,706
Period ended October 31, 2004	262,692
Fiscal year ended October 31, 2005	478,455

*	The predecessor to the Inflation-Protected Bond Fund commenced operations on December 31, 2003.

Pursuant to an Investment Sub-Advisory Agreement between MassMutual and OFI with respect to the International Equity Fund and an Investment Sub-Advisory Agreement between MassMutual and OFI with respect to the predecessor of the International Equity Fund (which was terminated on or about October 31, 2004), MassMutual paid to OFI the following amounts for providing investment advisory services to the Fund and its predecessor for each of its last three fiscal years:

Fiscal year ended December 31, 2003	$3,438,933
Period ended October 31, 2004	$3,477,997
Fiscal year ended October 31, 2005	$4,455,131

Pursuant to Investment Sub-Advisory Agreements between MassMutual and Babson Capital or OFI, as applicable, with respect to the following Funds, MassMutual paid to Babson Capital or OFI the following amounts for providing investment advisory services to the Funds for the last fiscal year:

Value Fund
Fiscal year ended October 31, 2005	$1,408,886

Small Company Opportunities Fund
Fiscal year ended October 31, 2005	$3,632,244

Core Bond Fund
Fiscal year ended October 31, 2005	$1,663,714

Core Growth Fund
Fiscal year ended October 31, 2005	$199,656

Enhanced Index Core Equity Fund
Fiscal year ended October 31, 2005	$81,653

Enhanced Index Growth Fund
Fiscal year ended October 31, 2005	$66,790

Enhanced Index Value Fund
Fiscal year ended October 31, 2005	$148,242

Enhanced Index Value Fund II
Fiscal year ended October 31, 2005	$474,664

High Yield Fund
Fiscal year ended October 31, 2005	$161,545

Small Capitalization Value Fund
Fiscal year ended October 31, 2005	$417,969

Strategic Income Fund
Period ended October 31, 2005**	$980,619

Main Street Fund
Period ended October 31, 2005**	$915,195

Capital Appreciation Fund
Period ended October 31, 2005**	$2,566,504

Global Fund
Period ended October 31, 2005**	$2,688,005

**	Commenced operations on December 31, 2004.

Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual, Babson Capital, Baring or OFI acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust’s management that such execution advantage and the desirability of retaining MassMutual, Babson Capital, Baring and OFI as Adviser and as investment sub-advisers, respectively, of the Funds outweighs the disadvantages, if any, which might result from this procedure.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from ..2644% to .4568% for Class N shares; .2144% to .3968% for Class A shares; .2144% to .3968% for Class L shares; .0144% to .1800% for Class S shares and .0644% to .2468% for Class Y shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

Pursuant to Administrative Services Agreements between the Trust and MassMutual with respect to the following Funds and an Administration Agreement between the Trust and IBT with respect to the following Funds (which was terminated on or about October 31, 2004), for the last three fiscal years, the following Funds paid the following amounts to MassMutual or IBT, as applicable, during the last three fiscal years for providing administrative services:

	Gross	Waiver	Net
Value Fund
Fiscal year ended October 31, 2003	$50,007	—	$50,007
Fiscal year ended October 31, 2004	$32,547	—	$32,547
Fiscal year ended October 31, 2005	$676,511	—	$676,511

Small Company Opportunities Fund
Fiscal year ended October 31, 2003	$279,987	—	$279,987
Fiscal year ended October 31, 2004	$254,541	—	$254,541
Fiscal year ended October 31, 2005	$2,013,192	—	$2,013,192

Core Bond Fund
Fiscal year ended October 31, 2003	$16,905	—	$16,905
Fiscal year ended October 31, 2004	$10,725	—	$10,725
Fiscal year ended October 31, 2005	$2,784,156	$(504,229)	$2,279,927

Core Growth Fund
Fiscal year ended October 31, 2003	$82,008	—	$82,008
Fiscal year ended October 31, 2004	$41,290	—	$41,290
Fiscal year ended October 31, 2005	$127,681	—	$127,681

Enhanced Index Core Equity Fund
Fiscal year ended October 31, 2003	$19,298	—	$19,298
Fiscal year ended October 31, 2004	$15,495	—	$15,495
Fiscal year ended October 31, 2005	$39,466	—	$39,466

Enhanced Index Growth Fund
Fiscal year ended October 31, 2003	$13,570	—	$13,570
Fiscal year ended October 31, 2004	$11,132	—	$11,132
Fiscal year ended October 31, 2005	$17,903	—	$17,903

Enhanced Index Value Fund
Fiscal year ended October 31, 2003	$19,306	—	$19,306
Fiscal year ended October 31, 2004	$17,471	—	$17,471
Fiscal year ended October 31, 2005	$99,036	—	$99,036

Enhanced Index Value Fund II1
Period ended October 31, 2004	$3,857	—	$3,857
Fiscal year ended October 31, 2005	$175,665	—	$175,665

High Yield Fund
Fiscal year ended October 31, 2003	$24,732	—	$24,732
Fiscal year ended October 31, 2004	$33,552	—	$33,552
Fiscal year ended October 31, 2005	$163,187	—	$163,187

Small Capitalization Value Fund
Fiscal year ended October 31, 2003	$51,195	—	$51,195
Fiscal year ended October 31, 2004	$54,815	—	$54,815
Fiscal year ended October 31, 2005	$130,714	—	$130,714

[1]	Commenced operations on October 15, 2004.

Pursuant to Administrative Services Agreements between the Trust and MassMutual with respect to the following Funds and Administrative Services Agreements between MassMutual Select Funds, on behalf of the predecessors of the following Funds, and MassMutual (which were terminated on or about October 31, 2004), for the last three fiscal years, the following Funds and their predecessors paid the following amounts to MassMutual for providing administrative services:

	Gross	Waiver	Net
Money Market Fund
Year ended 12/31/03	$961,065	—	$961,065
Period ended 10/31/04	$715,417	$(127,639)	$587,778
Year ended 10/31/05	$878,046	$(283,789)	$594,257

Short-Duration Bond Fund
Year ended 12/31/03	$848,123	—	$848,123
Period ended 10/31/04	$815,800	$(84,622)	$731,178
Year ended 10/31/05	$1,093,542	$(178,711)	$914,831

Inflation-Protected Bond Fund[1]
Period ended 10/31/04	$96,051	—	$96,051
Year ended 10/31/05	$183,724	—	$183,724

Diversified Bond Fund
Year ended 12/31/03	$157,534	—	$157,534
Period ended 10/31/04	$407,238	$(93,949)	$313,289
Year ended 10/31/05	$854,666	$(247,599)	$607,067

Balanced Fund
Year ended 12/31/03	$260,948	—	$260,948
Period ended 10/31/04	$232,258	—	$232,258
Year ended 10/31/05	$267,091	—	$267,091

International Equity Fund
Year ended 12/31/03	$1,117,996	—	$1,117,996
Period ended 10/31/04	$1,163,238	—	$1,163,238
Year ended 10/31/05	$1,722,587	—	$1,722,587

[1]	The predecessor to the Inflation-Protected Bond Fund commenced operations on December 31, 2003.

Pursuant to Administrative Services Agreements between the Trust and MassMutual with respect to the following Funds, for the last three fiscal years the Funds paid the following amounts to MassMutual for providing administrative services:

Administrative Services Fee Paid
Strategic Income Fund[1]
Period ended October 31, 2005	$692,049

Main Street Fund[1]
Period ended October 31, 2005	$471,870

Capital Appreciation Fund[1]
Period ended October 31, 2005	$1,040,435

Global Fund[1]
Period ended October 31, 2005	$1,186,081

[1]	Commenced operations on December 31, 2004.

The Mid-Cap Value Fund and Focused International Fund commenced operations on December 1, 2005.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a General Distributor’s Agreement with the Trust dated as of October 12, 2004 (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of October 29, 2004. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plan and the Class N Plan for the Funds on June 24, 2004 (December 2, 2004 for the Strategic Income Fund, Main Street Fund, Capital Appreciation Fund and Global Fund and September 22, 2005 for the Mid-Cap Value Fund and Focused International Fund). Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to ..25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by

MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in the fiscal year ending October 31, 2005 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b- 1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Money Market Fund*	$237,649	$—	$—
Short-Duration Bond Fund	154,169	258	258
Inflation-Protected Bond Fund	26,468	287	287
Core Bond Fund	594,971	3,353	3,353
Diversified Bond Fund	82,217	2,303	2,303
Strategic Income Fund**	2,642	209	209
High Yield Fund	4,715	275	275
Balanced Fund	19,575	1,057	1,057
Value Fund	33,818	467	467
Enhanced Index Value Fund	1,767	272	272
Enhanced Index Value Fund II	12,636	472	472
Enhanced Index Core Equity Fund	611	267	267
Main Street Fund**	4,400	207	207
Capital Appreciation Fund**	524,521	850	850
Core Growth Fund	266	260	260
Enhanced Index Growth Fund	413	264	264
Small Capitalization Value Fund	3,662	276	276
Small Company Opportunities Fund	1,129,113	350	350
Global Fund**	4,754	570	570
International Equity Fund	126,090	437	437

*	Class N Shares of the Fund were not available.
**	Commenced operations on December 31, 2004.

The Mid-Cap Value Fund and Focused International Fund commenced operations on December 1, 2005.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkley Street, Boston, Massachusetts, 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, Babson Capital, Baring and OFI have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange it will pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-advisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-advisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of a sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to a sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003:

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003
Core Bond Fund	$—	$125	$—
Value Fund	474,447	47,614	85,613
Small Company Opportunities Fund	873,537	764,708	890,644
Core Growth Fund	63,341	76,031	235,129
Enhanced Index Core Equity Fund	34,985	43,028	39,001
Enhanced Index Growth Fund	24,256	19,999	16,513
Enhanced Index Value Fund	66,661	35,438	35,415
Enhanced Index Value Fund II1	156,868	13,885	—
High Yield Fund	—	—	48
Small Capitalization Value Fund	139,944	234,307	226,391

[1]	Commenced operations on October 15, 2004.

The following table discloses the brokerage commissions paid by the following Funds for the fiscal year ended October 31, 2005 and the brokerage commissions paid by the predecessors of the following Funds for the period ended October 31, 2004 and the fiscal year ended December 31, 2003.

	Year ended October 31, 2005	Period ended October 31, 2004	Year ended December 31, 2003
Diversified Bond Fund	$—	$414	$13
Balanced Fund	170,409	208,093	314,310
International Equity Fund	825,114	924,870	2,001,441

The following table discloses the brokerage commissions paid by the following Funds for the period ended October 31, 2005:

Period ended October 31, 2005
Strategic Income Fund*	$16,349
Main Street Fund*	543,953
Capital Appreciation Fund*	882,793
Global Fund*	402,210

*	Commenced operations on December 31, 2004.

The Mid-Cap Value Fund and Focused International Fund commenced operations on December 1, 2005.

The following table discloses, for those Funds that had trades directed to a third party soft dollar broker during the fiscal year ended October 31, 2005, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended October 31, 2005 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commissions
Balanced Fund	$343,127,206	$145,497
Value Fund	245,156,968	235,523
Enhanced Index Value Fund	111,159,548	44,951
Enhanced Index Value Fund II	292,430,832	134,172
Enhanced Index Core Equity Fund	66,187,292	28,401
Main Street Fund	112,314,126	64,491
Capital Appreciation Fund	381,819,289	136,283
Core Growth Fund	46,245,819	46,829
Enhanced Index Growth Fund	41,153,847	18,616
Small Capitalization Value Fund	44,908,422	97,749
Small Company Opportunities Fund	388,420,473	623,268
Global Fund	140,808,387	46,546
International Equity Fund	162,319,390	86,348

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a diversified series of the Trust. The fiscal year for each Fund ends on October 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Each Fund’s shares represent equal proportionate interests in the assets and liabilities belonging to that Fund. Shares of the Funds are transferable and have no preemptive, subscription or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the Fund, the remaining assets belonging to the Fund ratably among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 22 series: MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Value Fund II, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Mid-Cap Value Fund, MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund and MassMutual Premier Focused International Fund.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. All shares of a particular class of a Fund represent an equal proportionate interest in the assets and liabilities belonging to that Fund allocable to that class. The Trustees have currently authorized the establishment and designation of up to 5 classes of shares for each series of the Trust: Class A Shares, Class L Shares, Class N Shares, Class S Shares and Class Y Shares.

The Trustees may also, without shareholder approval, combine two or more existing series or classes into a single series or class.

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders of such series. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholder votes by individual series on all matters, except when, as required by the 1940 Act or other applicable law or as specifically required under the Declaration of Trust or Bylaws or as otherwise determined by the Trustees, shares will be voted in the aggregate and not by individual series. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. Each Trustee will serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. In addition, notwithstanding the foregoing, a disinterested Trustee shall retire and cease to serve as a Trustee upon the conclusion of the fiscal year in which the Trustee attains the age of seventy-five years and an interested Trustee shall retire and cease to serve as a Trustee upon retirement from (or earlier termination of affiliation) with MassMutual.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the name of the Trust or to cure technical problems in the Declaration of Trust; (ii) to establish and designate new series or classes of Trust shares; or (iii) to add, delete, replace or otherwise modify any provisions relating to shares of the Trust contained in the Declaration of Trust in response to applicable laws or regulations.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each agreement, contract, instrument, or certificate entered into or executed by the Trust, or its Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value: (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that a Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem that Fund’s shares.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

Money Market Fund

The Money Market Fund’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Fund’s portfolio instruments based upon their amortized cost and the concomitant maintenance of the Money Market Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of the Money Market Fund’s portfolio holdings to determine the extent of any deviation in the Money Market Fund’s net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should the Money Market Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

TAXATION

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for Federal income tax purposes.

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains have temporarily been reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets—through December 31, 2008.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

The Focused International Fund, International Equity Fund and Global Fund may be eligible to make an election under Section 853 of the Code so that any of their shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Focused International Fund, International Equity Fund and Global Fund will notify their shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

If a Fund makes a distribution to you in excess of its current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to- market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Under federal income tax law, a portion of the difference between the purchase price of securities purchased at a discount in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The American Jobs Creation Act of 2004 (the “Act”), signed by President Bush on October 22, 2004 modifies the tax treatment of certain distributions from a Fund to foreign persons. Under the Act, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. In addition, distributions that are attributable to gain from U.S. real property interests (including interests in REITs that are not “domestically controlled” and U.S. real property holding companies) will be subject to withholding of U.S. federal income tax when paid to a foreign shareholder and will give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Gain from the sale of shares of a REIT or RIC that is domestically controlled (generally, a REIT or RIC that is less than 50% owned by foreign persons) or from interests representing 5% or less of a publicly-traded class of shares, however, will not be considered gain from a U.S. real property interest. These provisions will first apply to a Fund in its taxable year beginning November 1, 2005.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Report as of October 31, 2005, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of October 31, 2005 is available, without charge, upon request by calling 1-888-309-3539.

MISCELLANEOUS

Standard & Poor’s Earnings and Dividend Rankings for Common Stocks

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are: A+ (Highest); A (High); A- (Above Average); B+ (Average); B (Below Average); B- (Lower); C (Lowest) and D (Declared Bankruptcy). A rank of LIQ is given to companies that have entered liquidation.

Additional Information Pertaining to the Enhanced Index Core Equity Fund

The Enhanced Core Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Enhanced Core Equity Fund or any member of the public regarding the advisability of investing in securities generally or in the Enhanced Index Core Equity Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Manager is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Manager or the Enhanced Index Core Equity Fund. S&P has no obligation to take the needs of the Manager or the owners of the Enhanced Index Core Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Enhanced Index Core Equity Fund or the timing of the issuance or sale of the Enhanced Index Core Equity Fund or in the determination or calculation of the equation by which the Enhanced Core Equity Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Enhanced Index Core Equity Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF

THE ENHANCED INDEX CORE EQUITY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

GLOSSARY

Currency Transactions: include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration: indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO: means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities: include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Premier Funds is the designation of the Trustees under a Declaration of Trust dated August 1, 1994, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Premier Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUB-ADVISERS

1.  The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Fund for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Fund annually.

3.  The Sub-Advisers shall report any exceptions to their respective proxy voting policies to MassMutual quarterly.

4.  The Sub-Advisers shall provide the Fund and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III.    THE FUND AND MASSMUTUAL

1.  The officers of the Fund shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3.  MassMutual shall not vote proxies on behalf of the Fund or the Series.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Babson Capital Management LLC

(“Babson Capital”)

Investment Advisors Compliance Policies and Procedures Manual

Section 12

Proxy Voting Policies and Procedures

Purpose	The purpose of these policies and procedures (the “Policy”) is to ensure that Babson Capital fulfills its responsibilities under Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Rule 206(4)-6 requires, among other matters, that Babson Capital adopt written policies and procedures that are reasonably designed to ensure that Babson Capital votes client securities in the best interests of such clients and describe how Babson Capital addresses material conflicts that may arise between Babson Capital’s interests and those of its clients.

Proxy Voting Policy

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e., prudently and in a manner believed by Babson Capital to best protect and enhance a client’s returns). To implement this general principle, it is Babson Capital’s policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS’s proxy voting guidelines, a summary of which is attached as Appendix A hereto.

Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS’s recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a matter[1], vote against ISS’s proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS’s recommendations or ISS’s proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS’s recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital’s or such person’s independence or judgment concerning how to vote proxies.

Administration of Proxy Voting Policy	Proxy Committee: Babson Capital hereby creates a standing committee of Babson Capital officers to be called the Proxy Committee. Members of the Proxy Committee shall be appointed (and may be discharged) by the Chief Executive Officer of Babson Capital. The Committee shall (1) review the Policy and Babson Capital’s implementation of the Policy, including ISS’s guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) recommend, based on such review, such amendments to the Policy, if any, as it deems necessary or appropriate to ensure that proxies are voted in clients’ best

1	If a proxy involves an issue not addressed by ISS’s Guidelines, it shall be analyzed on a case-by-case basis.

interests, (3) approve proxy voting form(s), and (4) provide for the disclosures required by the Record Keeping Requirements Section below. A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in the Proxy Voting Procedures Section of the Policy.

Proxy Administrators: Babson Capital’s Chief Operating Officer shall designate one or more Proxy Administrators (each, a “Proxy Administrator”). The Proxy Administrator shall have such responsibilities as are set forth in the Policy and such additional responsibilities as may be provided for by the Proxy Committee. Any questions or concerns regarding solicitor arrangements should be addressed to Babson Capital’s Director of Compliance and/or legal counsel.

Proxy Voting Procedures	New Account Procedures: Babson Capital’s investment management agreements for its institutional equity investment accounts and its private wealth management accounts generally convey the authority to vote proxies to Babson Capital. When the agreement states that the client has delegated proxy-voting authority to Babson Capital, Babson Capital will vote such proxies in accordance with the Policy. In the event a client makes a written request that Babson Capital vote in accordance with such client’s proxy voting policy and provides the client’s proxy voting policy to Babson Capital, Babson Capital will vote as instructed by the client. In the event an investment management agreement is silent on the matter, Babson Capital should get written confirmation from such client as to its preference, where possible. Because proxy voting is integral to the investment process, Babson Capital takes the position that it will assume proxy voting responsibilities in those situations where the agreement is silent and the client has provided no instructions as to its preferences.

Handling of Proxies: All proxy statements and proxy cards received by a Babson Capital employee are to be immediately forwarded to the designated Proxy Administrator in the Cambridge, Massachusetts office for logging and posting of votes.

Voting Proxies: Babson Capital will vote all client proxies in accordance with ISS’s recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a “Proxy Analyst”), the Proxy Committee or a designated member of the Proxy Committee, as applicable, determines that it is in clients’ best interests to vote against ISS’s recommendation or proxy voting guidelines[2]. In these cases:

If (i) a Proxy Analyst recommends that a proxy should be voted against ISS’s recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst’s recommendation. Otherwise, the proxy is to

2	Nothing herein shall preclude Babson Capital from splitting a vote in those cases where it deems appropriate.

be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS’s recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients’ best interests.

No employee, officer, director or board of managers member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital’s General Counsel.

Required Disclosures/ Client Request for Information	Babson Capital shall include a summary of the Policy in its Form ADV Part II, as well as instructions as to how an advisory client may request a copy of the Policy and/or a record of how Babson Capital voted the client’s proxies. Any client requests for copies of the Policy or a record of how Babson Capital voted the client’s proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

Record Keeping Requirements

For equity investment clients for which Babson Capital has discretionary proxy voting authority, Babson Capital has contracted with ISS to retain:

1.      All proxy statements regarding client securities; and

2.      All records of votes cast on behalf of clients

for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act.

For all other clients and for any proxies received with respect to which ISS has not provided Babson Capital with a recommendation; such information shall be retained by the Proxy Administrator receiving the proxy for such time periods set forth in the SEC Rule 206(4)-6. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson Capital serves as investment adviser or investment sub-adviser, such records shall include the following detail:

1.      The name of the issuer of the portfolio security;

2.      The exchange ticker symbol of the portfolio security;

3.      The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security, if available;

4.      The shareholder meeting date;

5.      A brief identification of the matter voted on;

6.      Whether the matter was proposed by the issuer or by a security holder;

7.      Whether the investment company client cast its vote on the matter;

8.      How the investment company client cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

9. Whether the investment company client cast its vote for or against management.

In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6:

1.      The Policy and any amendments thereto;

2.      All Proxy Voting Forms (including any related document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and

3.      All records of client written requests for proxy voting information and the responses thereto.

APPENDIX A

Effective February 1, 2006

ISS Proxy Voting Guidelines Summary

1. Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•	The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction—How has the market responded to the proposed deal?

•	Strategic rationale—Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process—Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•	Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance—Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer;

•	Vesting schedule or mandatory holding/deferral period:

—	A minimum vesting of three years for stock options or restricted stock; or

—	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation—Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia) Limited

(together, the “Companies”)

Proxy Voting Policies and Procedures

For North American Clients

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that we manage for many of our clients. A breach of our proxy voting responsibilities may lead to financial and reputational damage to the Companies. Proxy proposals are reviewed and transmitted to Barings’ third party proxy administrator (“ISS”) by the Global Events department in London. However, investment managers (or SIT heads, if investment managers are indisposed) are principally responsible for ensuring that proxy voting in respect of their portfolio holdings takes place in accordance with these procedures. For proxies concerning routine corporate governance matters, the Companies generally vote in favor of management proposals or with managements’ recommendations. For “non-routine” matters, investment managers must determine the proxy vote that will maximize the value of clients’ securities holdings.

Summary responsibilities are set forth below:

Investment Managers:

•	Identify and ensure the Global Events department is aware of impending shareholder meetings and proxy proposals regarding non-routine matters;

•	Instruct the Global Events department regarding the proxy votes to be cast on all “non-routine” matters;

•	Notify the Proxy Voting Committee prior to casting proxy votes contrary to these Proxy Voting Policies;

•	Ensure that the Proxy Voting Policies are implemented in regard to the proxies appurtenant to securities in their portfolios; and

•	Identify “non-routine” proxy proposals.

The Global Events Department:

•	Collects proxy proposals from ISS and investment managers;

•	Reviews proxies to gauge whether proposals concern “routine” matters at annual shareholder meetings, in which case custodians are instructed to vote “for” management;

•	Distributes proxies concerning all “non-routine” proposals to investment managers, and collects completed proxy voting instructions from investment managers;

•	Verifies that Proxy Voting Committee has been notified for any proxy vote to be cast that is contrary to these Policies;

•	Notifies ISS regarding the votes cast by the Companies; and

•	Maintains records of the Companies’ proxy votes, and the reasons therefore, for review by investment managers, clients, and government agencies.

The Proxy Voting Committee:

•	Establishes and reviews the Companies’ proxy voting policies;

•	Advises investment managers upon request regarding unusual proxy proposals;

•	Reviews recommendations of investment managers who suggest casting proxy votes that are contrary to the Companies’ policies; and

•	Reviews, quarterly, the proxy votes cast by the Companies.

The Onsite system identifies clients for whom the Companies vote proxies. The Global Events and Legal departments can provide additional details, if needed.

The Companies have prepared a synopsis of these procedures that may be disseminated to clients and prospective clients of the Companies. Please contact the Client Services department for a copy of that synopsis. In addition, Clients may obtain a complete copy of the Companies’ proxy voting policies and procedures by contacting Baring Asset Management, Inc.’s Legal and Compliance Department at (617) 946-5200.

Proxy Voting Policies and Procedures

For North American Clients

A. Overview of the Companies’ Proxy Voting Responsibilities

1. Clients That Are Affected By These Policies

For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that we manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on client securities unless the clients explicitly have retained the obligation to do so. The Companies vote proxies for those North American clients who have invested in certain commingled funds , but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank, which retains authority to vote proxies for those clients. Please review the Onsite system or contact the Global Events or Legal departments to ascertain whether a particular client has delegated proxy voting responsibility to the Companies.

2. Investment Managers Must Ensure That Proxy Voting On Securities In Their Portfolios Takes Place In Accordance With These Procedures

The Global Events department in London (tel. ext. 1529, fax ext. 1742) coordinates the collection of proxy proposals, instructs ISS on proxy votes, and maintains records, by client and security, of proxy votes and the reasons therefore. Investment managers, however, are most familiar with the companies that have issued proxies and the potential ramifications on corporate governance and share values of particular proxy votes. Consequently, investment managers must identify and ensure that the Global Events department is aware of impending shareholder meetings and proxy proposals (as described below), and instruct the Global Events department on how votes should be cast. Investment managers are primarily responsible for ensuring that proxies on holdings in their portfolios are voted in accordance with these procedures.

3. The Proxy Voting Committee

The Companies have established a Proxy Voting Committee to set policies and review, at least quarterly, the proxy votes that were cast by the Companies. The Proxy Voting Committee is available to investment managers, analysts, and other personnel for advice on voting unusual proxy proposals. Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast, and present reasons for recommending votes that are contrary to policies. The Global Events department will record whether investment managers have instructed how the Companies should vote on non-routine proxy matters and ensure that Investment Managers have sought guidance from the Proxy Voting Committee before casting votes that contravene the Companies Proxy Voting Policies. For additional information or assistance, please contact Amanda Bustard (London, ext. 1529) or Traci A. Thelen (Boston, ext. 5311).

B. Proxy Voting Procedures

1.	The Companies employ a third-party vendor, ISS, to review specific proposals and notify the Companies of upcoming shareholder meetings.

2.

In most cases, the Global Events department will determine whether a proxy proposal concerns a routine matter or a non-routine matter (see “Proxy Voting Policies, #3” below.) The Global Events department maintains “standing instructions” (described below) that direct ISS to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets. Despite standing instructions, the Global Events department endeavors to review each proxy proposal to ensure that non-routine proposals (regarding, for example, a merger, acquisition, or the implementation of anti-takeover measures) are identified and forwarded to appropriate investment managers for full consideration. To reiterate, however, investment managers are responsible for ensuring that non-routine matters are identified as such and voted in a manner designed to maximize the value of client securities holdings. Investment managers must ensure that the Global Events department is aware of pending non-routine proposals and advise the Global Events department accordingly.

3.	The Global Events department reconciles proxies with client holdings. The Global Events department additionally maintains records, by client and security issuer, of each proxy vote cast and the reasons therefore. The Global Events department will keep and maintain such records for inspection by clients and government agencies.

4.	Special Circumstances: Some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to our clients’ wishes. In these instances, the Global Events department will notify the appropriate investment managers of the costs or restrictions that may apply in voting proxies. Investment managers and the Global Events department, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to our clients of voting those proxies against the cost of doing so.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies appurtenant to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting our clients’ shares against the cost of voting. Moreover, in choosing whether to purchase the shares of certain non-U.S. corporations, the Companies’ investment managers should consider whether the difficulty and expense of voting the proxies is reflected in the market price of those shares. Investment managers should consult the Global Events department to ascertain the anticipated costs of voting proxies on certain non-U.S. corporations.

C. Proxy Voting Policies

1.	The Companies’ fiduciary obligation is to maximize the value of our clients’ shareholdings, and our proxy voting decisions are made with that aim. For ERISA clients, the U.S. Labor Department has stated that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries (i.e., investment advisers) should make proxy voting decisions with a view to enhancing the value of the shares of stock.”

2.	The Companies will vote proxies on all proposals, except in those instances when investment managers determine that the economic returns of voting proxies issued by non-U.S. corporations are outweighed by the costs that would be incurred by client accounts.

3.	The Companies follow general voting guidelines, but recognize the importance of reviewing each proposal. The Companies’ voting guidelines concern, for the most part, proxies on “routine,” or non-controversial, matters of corporate governance. Investment managers ultimately are responsible for determining whether a proposal concerns a routine matter or a non-routine matter.

4.	The Companies generally vote in favor of management proposals on the following ballot items:

a.	re-election of directors who have satisfied their fiduciary duties;

b.	amendments to employee benefit plans;

c.	approval of independent auditors;

d.	directors’ and auditors’ compensation;

e.	directors’ and officers’ indemnification;

f.	financial statements and allocation of income;

g.	dividend payouts;

h.	authorization of share repurchase programs; and

i.	elimination of cumulative voting.

5.	Investment managers are responsible for advising the Global Events department on how votes should be cast on the following “non-routine” ballot measures:

a.	changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

b.	changes to the issuer’s capitalization due to stock splits and stock dividends;

c.	the elimination of pre-emptive rights for share issuance;

d.	the creation of, or changes to, anti-takeover measures, including shareholder rights plans (i.e., “poison pill” plans);

e.	stock option plans, and other stock-based employee compensation or incentive plans;

f.	the addition, deletion, or changes to super-majority voting requirements;

g.	mergers or acquisitions;

h.	the establishment or alteration of classified boards of directors; and

i.	change-in-control provisions in management compensation plans.

6.	The Companies examine shareholder proposals in the same light that we review management proposals: to determine whether such proposals will maximize overall returns on our clients’ shareholdings, in accordance with ERISA and our fiduciary duties. The Companies generally vote in favor of the following ballot items, that often are proposed by shareholders:

a.	requiring auditors to attend the corporation’s annual shareholders’ meeting;

b.	establishing an annual election of the board of directors;

c.	establishing audit, nominating, or compensation committees;

d.	requiring shareholder approval of amendments to the by-laws and corporate articles;

e.	requiring a shareholder vote on the creation of shareholder rights plans, and calling for the repeal of anti-takeover measures; and

f.	requiring reasonable expansion of financial or compensation-related reporting.

7.	The Companies do not support proposals that would impose geographic or other restrictions on the businesses conducted by the issuers of the securities we manage for clients. The Companies do, of course, respect the investment guidelines of clients who choose not to own securities of companies that engage in certain lines of business or in certain regions. Investment managers must notify the Global Events department if a client has instructed the Companies regarding proxy voting on particular issues of corporate governance of other matters.

8.

Due to the volume of proxies received by the Companies and the routine nature of many proposals presented at annual shareholders meetings, the Companies maintain “standing instructions” with ISS to vote “in favor” of management proposals at annual shareholder meetings. The standing instructions regard only annual shareholder meeting for issuers located in the U.S., Canada, and well-developed Pacific Basin countries.

Investment managers are responsible for ensuring that any non-routine matters to be voted upon at annual meetings are evaluated and voted in accordance with these policies. The standing instructions are subject to review by the Investment Managers, Proxy Voting Committee and the Global Events department. The Companies do not maintain standing instructions for proxies to be cast at “extraordinary” or special shareholders meetings.

9.	Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast. The Global Events department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast.

10.	Investment Managers are responsible for: (a) identifying situations where there may be a material conflict between the Companies’ (including affiliates) interests and those of its clients concerning proxy votes and, (b) raising such matters with the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that the facts present a material conflict of interest, the Companies will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

D. Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Proxy voting policies & procedures;

2.	Proxy statements received regarding client securities;

3.	Records of votes cast on behalf of clients;

4.	Records of written client requests;

5.	Records of written responses from the Companies to either written or oral client requests; and

6.	Documents prepared by the Companies that were material to the decision on how to vote, or that memorialized the basis for the decision.

The above proxy voting records must be maintained in an easily accessible place for five years, the first two in an appropriate BAM office.

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of December 5, 2005)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds). Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

Oppenheimer Funds Portfolio Proxy Voting Guidelines

1.	OPERATIONAL ITEMS

1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2	Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3	Change Company Name.

•	Vote WITH Management

1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
[o]	An auditor has a financial interest in or association with the company, and is therefore not independent.
[o]	Fees for non-audit services are excessive.
[o]	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

[o]	Composition of the board and key board committees
[o]	Attendance at board meetings
[o]	Corporate governance provisions and takeover activity
[o]	Long-term company performance relative to a market index
[o]	Directors’ investment in the company
[o]	Whether the chairman is also serving as CEO
[o]	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
[o]	Attend less than 75% of the board and committee meetings without a valid excuse.
[o]	Implement or renew a dead-hand or modified dead-hand poison pill
[o]	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
[o]	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
[o]	Failed to act on takeover offers where the majority of the shareholders tendered their shares.
[o]	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.
[o]	Are audit committee members; and the non-audit fees paid to the auditor are excessive.
[o]	Enacted egregious corporate governance policies or failed to replace management as appropriate.
[o]	Are inside directors or affiliated outside directors; and the full board is less than majority independent.
[o]	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board
[o]	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):
[o]	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.
[o]	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

2.5	Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

2.6	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
[o]	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and
[o]	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:
[o]	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
[o]	Two-thirds independent board
[o]	All-independent key committees

[o]	Established governance guidelines
[o]	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12	Stock Ownership Requirements

•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
[o]	Long-term financial performance of the target company relative to its industry
[o]	Management’s track record
[o]	Background to the proxy contest
[o]	Qualifications of director nominees (both slates)
[o]	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
[o]	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee

•	Vote WITH Management

4.7	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
[o]	Purchase price
[o]	Fairness opinion
[o]	Financial and strategic benefits
[o]	How the deal was negotiated
[o]	Conflicts of interest
[o]	Other alternatives for the business
[o]	Non-completion risk

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
[o]	Impact on the balance sheet/working capital
[o]	Potential elimination of diseconomies
[o]	Anticipated financial and operating benefits
[o]	Anticipated use of funds
[o]	Value received for the asset
[o]	Fairness opinion
[o]	How the deal was negotiated
[o]	Conflicts of interest

5.4	Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
[o]	Dilution to existing shareholders’ position
[o]	Terms of the offer
[o]	Financial issues
[o]	Management’s efforts to pursue other alternatives
[o]	Control issues
[o]	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
[o]	The reasons for the change
[o]	Any financial or tax benefits
[o]	Regulatory benefits
[o]	Increases in capital structure
[o]	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
[o]	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.
[o]	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:
[o]	Offer price/premium
[o]	Fairness opinion
[o]	How the deal was negotiated
[o]	Conflicts of interests
[o]	Other alternatives/offers considered
[o]	Non-completion risk

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
[o]	Percentage of assets/business contributed
[o]	Percentage of ownership
[o]	Financial and strategic benefits
[o]	Governance structure
[o]	Conflicts of interest
[o]	Other alternatives
[o]	Non-completion risk

5.10	Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
[o]	Prospects of the combined company, anticipated financial and operating benefits
[o]	Offer price (premium or discount)
[o]	Fairness opinion
[o]	How the deal was negotiated
[o]	Changes in corporate governance
[o]	Change in the capital structure
[o]	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
[o]	Dilution to existing shareholders’ position
[o]	Terms of the offer
[o]	Financial issues
[o]	Management’s efforts to pursue other alternatives
[o]	Control issues
[o]	Conflicts of interest

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
[o]	Tax and regulatory advantages
[o]	Planned use of the sale proceeds
[o]	Valuation of spinoff
[o]	Fairness opinion
[o]	Benefits to the parent company
[o]	Conflicts of interest
[o]	Managerial incentives
[o]	Corporate governance changes
[o]	Changes in the capital structure

5.14	Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
[o]	It is intended for financing purposes with minimal or no dilution to current shareholders
[o]	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5	Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

•	In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
[o]	More simplified capital structure
[o]	Enhanced liquidity
[o]	Fairness of conversion terms
[o]	Impact on voting power and dividends
[o]	Reasons for the reclassification
[o]	Conflicts of interest
[o]	Other alternatives considered

7.9	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation

•	Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

8.3	Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

•	In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

8.6	Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
[o]	Historic trading patterns
[o]	Rationale for the repricing
[o]	Value-for-value exchange
[o]	Option vesting
[o]	Term of the option
[o]	Exercise price
[o]	Participation

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:
[o]	Purchase price is at least 85% of fair market value
[o]	Offering period is 27 months or less
[o]	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:
[o]	Purchase price is at least 85% of fair market value
[o]	Offering period is greater than 27 months
[o]	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

8.12	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13	Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
[o]	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
[o]	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
[o]	The parachute should be less attractive than an ongoing employment opportunity with the firm
[o]	The triggering mechanism should be beyond the control management
[o]	The amount should not exceed three times base salary plus guaranteed benefits

8.16	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17	Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Babson Capital Management LLC

Other Accounts Managed: Babson Capital’s portfolio managers are typically responsible for the day-to-day management of multiple accounts, including, among others, closed-end and open-end investment companies, as well as separate accounts for institutional clients (including foundations, endowments, pension funds and trusts) and high-net worth individuals.

•	The table below reflects assets managed by the institutional fixed income team, including:

Mary Wilson Kibbe

Ronald Desautels

Stephen Libera

David Nagle

William Awad

	Assets	# Accounts
Registered Investment Cos	$4,857,946,136	13
Other Commingled Funds		0
Other Accounts	$17,980,736,932	28

Total	$22,838,683,068	41

•	The table below reflects assets managed by the following:

Jill Fields

	Assets	# Accounts
Registered Investment Cos	$96,647,078	1
Other Commingled Funds	$38,974,647	1
Other Accounts	$28,264,628	1

Total	$163,886,354	3

•	The table below reflects assets managed by the following:

Lance James

Marilyn Mendel Han

Mitali Prasad

Stephen Kylander

	Assets	# Accounts
Registered Investment Cos	$533,702,346	3
Other Commingled Funds	$1,032,455	1
Other Accounts	$348,831,352	10

Total	$883,566,153	14

•	The table below reflects assets managed by the following:

Daniel Goldfarb

Steven Dray

	Assets	# Accounts
Registered Investment Cos	$1,414,527,640	20
Other Commingled Funds	$75,548,556	1
Other Accounts	$784,218,520	38

Total	$2,274,294,716	59

•	The table below reflects assets managed by the following:

Christopher Crooks

	Assets	# Accounts
Registered Investment Cos	$1,251,132,973	7
Other Commingled Funds		0
Other Accounts	$351,598,438	28

Total	$1,602,731,410	35

•	The table below reflects assets managed by the following:

Michael Farrell

Chris Cao

	Assets	# Accounts
Registered Investment Cos	$1,226,537,137	8
Other Commingled Funds	$22,861,415	2
Other Accounts	$40,727,364	2

Total	$1,290,125,917	12

*	Data as of December 31, 2005.

Material Conflicts of Interest: The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Babson Capital a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage or the advantage of other accounts they manage or the possible detriment of a fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to a fund’s sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Babson Capital or its affiliates.

With respect to securities transactions for the funds, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.

Compensation: The compensation package for portfolio managers is comprised of base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the portfolio manager relative to appropriate benchmarks and external competitive peer groups. Performance of the fund, like other accounts a portfolio manager manages, is evaluated on a pre-tax basis, and is reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the growth of assets under management, and the overall success of Babson Capital. Long-term incentives may take the form of deferred cash awards, phantom equity awards in Babson Capital (e.g., deferred cash awards that provide a portfolio manager with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award that results in the manager receiving amounts based on the amount of the performance fee paid by such fund (a “performance fee award”). These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because portfolio managers are generally responsible for multiple accounts (including the MML Funds), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

Ownership of Securities: The portfolio managers do not directly own any shares of any of the MassMutual Premier Funds, but do have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

Baring International Investment Limited

Other Accounts Managed: Christopher Lees (the “Portfolio Manager”), who manages the assets of the MassMutual Premier Focused International Fund (the “Fund”), also managed other accounts at December 31, 2005, the number and assets of which are identified below.

Portfolio Manager	Account Category	Number of Accounts*	Approximate Asset Size*
Christopher Lees	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts**	0 3 4	0 $21 million $308 million

*	Data as of December 31, 2005.
**	For one of these accounts, the advisory fee is based on the performance of the account.

Material Conflicts of Interest: The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. Baring International Investment Limited (“Baring”) has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the Portfolio Manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Baring has procedures in place to ensure fair treatment of clients in the allocation of trades. Trades are pre-allocated to the relevant accounts before the order is relayed to the broker. Monitoring is undertaken on a sample basis by compliance to verify that the procedures governing fair allocation and fair participation have been followed and that there are no related issues which give rise to any concerns.

Other conflicts of interest may arise as a result of the Portfolio Manager managing both the Fund’s investments and the investments of other accounts, and the above is not a complete description of every conflict of interest that could be deemed to exist.

Compensation: Baring’s philosophy on compensation focuses on allowing key employees to participate in the success of our firm. We are incentive oriented, in the sense that contribution to client results is more important than an individual’s title or longevity with the firm in determining their total compensation. There are three components to our compensation package.

•	A competitive base salary.

•	An annual bonus. For investment professionals, at least 2/3 of the bonus is based on investment performance. We have put in place a detailed analytical system which tracks the 1 and 3 year performance of our investment professionals. The remainder is a subjective assessment of the individual’s sharing of investment insights firm-wide and their efforts in client service. The benefits of this approach are in the transparency and accountability that this methodology brings.

•	An equity-based long-term incentive award. Approximately 100 key employees, including the majority of the investment staff, participate. Each year a significant portion of bonuses is invested directly in phantom equity in BAM. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in BAM is designed to promote a partnership culture within the organisation.

Ownership of Securities: The Portfolio Manager does not own any shares of the Fund.

OppenheimerFunds, Inc.

“Other Accounts Managed” as of 12-31-05

MassMutual Premier Main Street Fund

Manager	Number Of Accounts	Total Assets
Nikolaos Monoyios
registered investment companies:	13	$23,384,720,023
other pooled investment vehicles:	1	$22,968,642
other accounts:	4	$69,596,000

Manager	Number Of Accounts	Total Assets
Marc Reinganum
registered investment companies:	10	$16,583,672,137
other pooled investment vehicles:	None	None
other accounts:	1	$10,000

MassMutual Premier Global Fund

Manager	Number Of Accounts	Total Assets
Rajeev Bhaman
registered investment companies:	14	$24,741,847,926
other pooled investment vehicles:	2	$177,678,062
other accounts:	None	None
accounts w/perf. based advisory fees	1	$144,920,481

MassMutual Premier Core Growth Fund

Manager	Number Of Accounts	Total Assets
David Poiesz
registered investment companies:	4	$4,515,046,030
other pooled investment vehicles:	None	None
other accounts:	5	$3,550,000

MassMutual Premier Strategic Income Fund

Manager	Number Of Accounts	Total Assets
Arthur Steinmetz
registered investment companies:	4	$11,947,781,515
other pooled investment vehicles:	3	$55,354,178
other accounts*:	4	$1,004,338,511

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

MassMutual Premier Capital Appreciation Fund

Manager	Number Of Accounts	Total Assets
William L. Wilby
registered investment companies:	3	$12,150,318,718
other pooled investment vehicles:	None	None
other accounts*:	None	None

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Manager	Number Of Accounts	Total Assets
Marc Baylin
registered investment companies:	3	$12,150,318,718
other pooled investment vehicles:	None	None
other accounts*:	None	None

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

MassMutual Premier International Equity Fund

Manager	Number Of Accounts	Total Assets
George R. Evans
registered investment companies:	4	$1,588,225,592
other pooled investment vehicles:	None	None
other accounts*:	None	None

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

MassMutual Premier Value Fund

Manager	Number Of Accounts	Total Assets
Christopher Leavy
registered investment companies:	11	$10,077,413,397
other pooled investment vehicles:	2	$165,382,935
other accounts*:	1	$65,776,780

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Compensation of the Portfolio Managers

Each Fund’s Portfolio Managers are employed and compensated by OppenheimerFunds, Inc. (“the Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005 each Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. That fund’s compensation structure is based on the fund’s performance.

Conflicts of Interest

As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

Ownership of Securities

The Portfolio Managers do not own any shares of the Funds.

MassMutual Premier Funds

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)	Agreement and Declaration of Trust

	(1)	Agreement and Declaration of Trust (1)
	(2)	Amendment No. 1 to Agreement and Declaration of Trust (1)
	(3)	Amendment No. 2 to Agreement and Declaration of Trust (2)
	(4)	Amendment No. 3 to Agreement and Declaration of Trust (2)
	(5)	Amendment No. 4 to Agreement and Declaration of Trust (3)
	(6)	Amendment No. 5 to Agreement and Declaration of Trust (4)
	(7)	Amendment No. 6 to Agreement and Declaration of Trust (5)
	(8)	Amendment No. 7 to Agreement and Declaration of Trust (6)
	(9)	Amendment No. 8 to Agreement and Declaration of Trust (7)
	(10)	Amendment No. 9 to Agreement and Declaration of Trust (10)
	(11)	Amendment No. 10 to Agreement and Declaration of Trust (11)
	(12)	Amendment No. 11 to Agreement and Declaration of Trust (12)
	(13)	Amendment No. 12 to Agreement and Declaration of Trust (16)
	(14)	Amendment No. 13 to Agreement and Declaration of Trust (16)
	(15)	Amendment No. 14 to Agreement and Declaration of Trust (19)
	(16)	Amendment No. 15 to Agreement and Declaration of Trust (19)
	(17)	Amendment No. 16 to Agreement and Declaration of Trust (21)
	(18)	Amendment No. 17 to Agreement and Declaration of Trust (21)
	(19)	Amendment No. 18 to Agreement and Declaration of Trust is filed herein as Exhibit a(19).

(b)	By-Laws

	(1)	By-Laws of MassMutual Premier Funds (formerly, The DLB Fund Group,) (the “Trust”) (1)
	(2)	Amendment to Article 10 of the By-Laws of the Trust (17)

(c)	Instruments Defining Rights of Security Holders - See Exhibits (a) and (b)

(d)	Forms of Management Contracts

	(1)	Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) relating to the Money Market Fund (22)
	(2)	Investment Management Agreement between the Trust and MassMutual relating to the Short-Duration Bond Fund (22)
	(3)	Investment Management Agreement between the Trust and MassMutual relating to the Inflation-Protected Bond Fund (22)
	(4)	Investment Management Agreement between the Trust and MassMutual relating to the Core Bond Fund (22)
	(5)	Investment Management Agreement between the Trust and MassMutual relating to the Diversified Bond Fund (22)
	(6)	Investment Management Agreement between the Trust and MassMutual relating to the Balanced Fund (22)
	(7)	Investment Management Agreement between the Trust and MassMutual relating to the Value Fund (22)
	(8)	Investment Management Agreement between the Trust and MassMutual relating to the Small Company Opportunities Fund (22)
	(9)	Investment Management Agreement between the Trust and MassMutual relating to the International Equity Fund (22)

	(10)	Investment Management Agreement between the Trust and MassMutual relating to the Core Growth Fund (22)
	(11)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Core Equity Fund (22)
	(12)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Growth Fund (22)
	(13)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Value Fund (22)
	(14)	Investment Management Agreement between the Trust and MassMutual relating to the High Yield Fund (22)
	(15)	Investment Management Agreement between the Trust and MassMutual relating to the Small Capitalization Value Fund (22)
	(16)	Investment Management Agreement between the Trust and Mass Mutual relating to the Enhanced Index Value Fund II (22)
	(17)	Investment Sub-Advisory Agreement between MassMutual and Babson Capital Management LLC (“Babson”) relating to the Money Market Fund (22)
	(18)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Short-Duration Bond Fund (22)
	(19)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Inflation-Protected Bond Fund (22)
	(20)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Core Bond Fund (22)
	(21)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Diversified Bond Fund (22)
	(22)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Balanced Fund (22)
	(23)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Value Fund (22)
	(24)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Small Company Opportunities Fund (22)
	(25)	Investment Sub-Advisory Agreement between MassMutual and OppenheimerFunds, Inc. (“OFI”) relating to the International Equity Fund (22)
	(26)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Core Growth Fund (22)
	(27)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Core Equity Fund (22)
	(28)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Growth Fund (22)
	(29)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Value Fund (22)
	(30)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the High Yield Fund (22)
	(31)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Small Capitalization Value Fund (22)
	(32)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Value Fund II (22)
	(33)	Investment Management Agreement between the Trust and MassMutual relating to the Strategic Income Fund (22)
	(34)	Investment Management Agreement between the Trust and MassMutual relating to the Main Street Fund (22)
	(35)	Investment Management Agreement between the Trust and MassMutual relating to the Capital Appreciation Fund (22)
	(36)	Investment Management Agreement between the Trust and MassMutual relating to the Global Fund (22)
	(37)	Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Strategic Income Fund (22)
	(38)	Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Main Street Fund (22)
	(39)	Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Capital Appreciation Fund (22)
	(40)	Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Global Fund (22)
	(41)	Investment Management Agreement between the Trust and MassMutual relating to the Mid-Cap Value Fund is filed herein as Exhibit d(41).
	(42)	Investment Management Agreement between the Trust and MassMutual relating to the Focused International Fund is filed herein as Exhibit d(42).
	(43)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Mid-Cap Value Fund is filed herein as Exhibit d(43).
	(44)	Investment Sub-Advisory Agreement between MassMutual and Baring relating to the Focused International Fund is filed herein as Exhibit d(44).

(e)	Underwriting Contracts

	(1)	General Distributors Agreement between MassMutual and MML Distributors, LLC (22)
	(2)	Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. (23)

(f)	Bonus or Profit Sharing Contracts - Not Applicable

(g)	Custodian Agreements

	(1)	Custodian Agreement between the Trust and Investors Bank & Trust Company (“IBT”) with respect to the Enhanced Index Core Equity Fund, the Core Growth Fund, the High Yield Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, and the Small Capitalization Value Fund (22)
	(2)	Custodian Agreement between the Trust and IBT with respect to the Diversified Bond Fund, the Core Bond Fund, the Value Fund, the Money Market Fund, the Small Company Opportunities Fund, the Balanced Fund, the International Equity Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund and the Enhanced Index Value Fund II (22)

(h)	Other Material Contracts

	(1)	Transfer Agency and Service Agreement among the Trust, MassMutual and IBT with respect to the Enhanced Index Core Equity Fund, the Core Growth Fund, the High Yield Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Small Capitalization Value Fund (22)
	(2)	Transfer Agency and Service Agreement among the Trust, MassMutual and IBT with respect to the Diversified Bond Fund, the Core Bond Fund, the Value Fund, the Money Market Fund, the Small Company Opportunities Fund, the Balanced Fund, the International Equity Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund and the Enhanced Index Value Fund II (22)
	(3)	Form of Administrative and Shareholder Services Agreement between the Trust and MassMutual (19)
	(4)	Form of Agreement and Plan of Reorganization (6) and (19)
	(5)	Expense Limitation Agreement between the Trust and MassMutual with respect to the Enhanced Index Value Fund II (22)
	(6)	Expense Limitation Agreement between the Trust and MassMutual with respect to each series of the Trust other than the Enhanced Index Value Fund II (22)

(7)	Sub-Administration Agreement between MassMutual and IBT (22)
(8)	Amendment to Sub-Administration Agreement (22)
(9)	Sub-Administration Agreement between MassMutual and IBT (22)
(10)	Expense Limitation Agreement between the Trust and MassMutual with respect to the Strategic Income Fund, Main Street Fund, Capital Appreciation Fund and Global Fund (22)
(11)	Expense Limitation Agreement between the Trust and MassMutual with respect to the Mid-Cap Value Fund and Focused International Fund is filed herein as Exhibit h(11).

(i)	Legal Opinions

	(1)	Opinion and Consent of Ropes & Gray LLP (12)
	(2)	Opinion and Consent of Ropes & Gray LLP (21)
	(3)	Opinion and Consent of Ropes & Gray LLP (21)
	(4)	Opinion and Consent of Ropes & Gray LLP (23)
	(5)	Opinion and Consent of Ropes & Gray LLP is filed herein as Exhibit i(5).

(j)	Other Opinions

	(1)	Not Applicable

(k)	Omitted Financial Statements - Not Applicable

(l)	Letter of Understanding relating to Initial Capital (1)

(m)	Forms of Rule 12b-1 Plans

	(1)	Form of Class A Distribution and Service (Rule 12b-1) Plan (19)
	(2)	Form of Class Y Rule 12b-1 Plan (19)
	(3)	Form of Class L Rule 12b-1 Plan (19)
	(4)	Form of Class S Rule 12b-1 Plan (19)
	(5)	Form of Class N Rule 12b-1 Plan (19)

(n)	Amended and Restated Rule 18f-3 Plan relating to each series of the Trust is filed herein as Exhibit n.

(o)	Powers of Attorney for Nabil N. El-Hage, Kevin M. McClintock, Ronald J. Abdow, Maria D. Furman, Corine T. Norgaard and C. Ann Merrifield (22)

(p)	Codes of Ethics

	(1)	Code of Ethics for Babson (23)
	(2)	Code of Ethics for the Trust, MassMutual and MML Distributors, LLC is filed herein as Exhibit p(2).
	(3)	Code of Ethics for OFI (23)
	(4)	Code of Ethics for Baring is filed herein as Exhibit p(4).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed on February 19, 1997.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 filed on April 30, 1998.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 22, 1999.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 22, 1999.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 filed on August 13, 1999.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed on October 29, 1999.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 filed on January 14, 2000.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on April 12, 2000.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed on June 19, 2000.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on September 1, 2000.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on October 19, 2000.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed on October 24, 2000.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on February 27, 2001.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on April 11, 2001.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 24 filed on February 28, 2002.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on February 28, 2003.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on February 27, 2004.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on July 30, 2004.
(19)	Incorporated by reference to Registrant’s Registration Statement on Form N-14, File No. 333-118009, filed on August 6, 2004.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on October 13, 2004.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on November 1, 2004.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on December 29, 2004.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 filed on February 25, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1.	CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2.	CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3.	C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4.	MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

5.	MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans, all the stock of which is owned by MassMutual.

6.	The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services, all the stock of which is owned by MassMutual.

7.	MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding LLC has a 1% ownership interest.

8.	MassMutual Holding LLC, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

9.	MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all the stock of which is owned by MassMutual Holding LLC.

10.	MassMutual Owners Association, Inc., a Massachusetts company that is authorized to conduct sales and marketing operations, all the stock of which is owned by MassMutual.

11.	MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all the stock of which is owned by MassMutual Holding LLC.

12.	MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer, all the capital stock of which is owned by MassMutual Holding LLC.

13.	MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all the stock of which is owned by MML Investors Services, Inc.

14.	MMLISI Financial Alliances, LLC, a Delaware limited liability company that operates as a securities broker-dealer, all the stock of which is owned by MML Investors Services, Inc.

15.	MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding LLC owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

16.	MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

17.	MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

18.	9048-5434 Quebec, Inc., a Canadian corporation that operated as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owned all the shares of 9048-5434 Quebec, Inc. This subsidiary is inactive.

19.	1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

20.	Cornerstone Real Estate Advisers LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

21.	Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, LLC and 50% owned by MML Realty Management Corporation.

22.	Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 30% limited partnership interest.

23.	Babson Capital Management LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

24.	Charter Oak Capital Management, Inc., a Delaware corporation that formerly operated as a manager of institutional investment portfolios. Babson Capital Management LLC owns 100% of the capital stock of Charter Oak Capital Management, Inc.

25.	Babson Capital Securities Inc. (formerly Babson Securities Corporation), a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by Babson Capital Management LLC.

26.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

27.	S.I. International Assets (formerly known as Babson-Stewart Ivory International), a Massachusetts general partnership that previously operated as an investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

28.	FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. Babson Capital Management LLC is a limited partner in AM, with a 58% controlling interest.

29.	FITech Domestic Partners, LLC (“DP”), a Delaware limited liability company that is a general partner of FITech Asset Management, L.P. (“AM”). Babson Capital Management LLC is a limited partner in DP, holding a 58% controlling interest.

30.	Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland, all the stock of which is owned by Babson Capital Management LLC.

31.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company, a Japanese registered investment adviser, all the stock of which is owned by Babson Capital Management LLC.

32.	Babson Capital Management Inc., a California corporation that holds a real estate license, all the stock of which is owned by Babson Capital Management LLC.

33.	Babson Capital Guernsey Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Babson Capital Management LLC.

34.	Babson Capital Europe Limited (formerly known as Duke Street Capital Debt Management of London), an institutional debt-fund manager organized under the laws of England and Wales, all the stock of which is owned by Babson Capital Guernsey Limited.

35.	Almack Holding Partnership GP Limited, an English company that will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP, all the stock of which is owned by Babson Capital Europe Limited.

36.	Almack Mezzanine Fund Limited, an English company that will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine 1 LP, all the stock of which is owned by Babson Capital Europe Limited.

37.	Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding LLC owns 96.8% of the capital stock of OAC.

38.	OppenheimerFunds, Inc. (“OFI”), a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all the stock of which is owned by OAC.

39.	Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

40.	OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer, all the stock of which is owned by OppenheimerFunds, Inc.

41.	Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

42.	Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

43.	Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

44.	Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various OppenheimerFunds, Inc. (“OFI”) and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

45.	OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

46.	OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment adviser, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

47.	Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all the stock of which is owned by OFI Institutional Asset Management, Inc.

48.	OFI Trust Company (formerly known as Oppenheimer Trust Company), a New York corporation that conducts the business of a trust company, all the stock of which is owned by OFI Institutional Asset Management, Inc.

49.	HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all the stock of which is owned by OFI Institutional Asset Management, Inc.

50.	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company that is a subsidiary of OFI Institutional Asset Management, Inc. OppenheimerFunds, Inc. holds a 5% ownership interest and OFI Institutional Asset Management, Inc. holds a 95% ownership interest in OppenheimerFunds (Asia) Limited.

51.	OppenheimerFunds International, Ltd. (“OFIL”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI”), is the manager of Oppenheimer Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company for which OFI provides portfolio management services as investment adviser. OFIL is located at Block C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

52.	Tremont Capital Management, Inc. (formerly Tremont Advisers, Inc.), a New York-based investment services provider that specializes in hedge funds, all the stock of which is owned by Oppenheimer Acquisition Corporation.

53.	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

54.	Tremont Partners, Inc. (formerly Tremont Advisers, Inc.), a Connecticut corporation that operates as a registered investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

55.	Tremont Capital Management Limited, a company based in the United Kingdom, all the stock of which is owned by Tremont Capital Management, Inc.

56.	Tremont Futures, Inc., a Delaware company that operates as a commodity pool operator and commodity trading adviser, all the stock of which is owned by Tremont Capital Management, Inc. This entity has been dissolved.

57.	Tremont Securities, Inc., a New York Company that acts as a registered broker-dealer, all the stock of which is owned by Tremont Capital Management, Inc.

58.	Tremont Capital Management Corp., a New York Company, 77% of which is owned by Tremont Capital Management, Inc.

59.	Tremont Capital Management (Asia) Limited, all the stock of which is owned by Tremont Capital Management, Inc.

60.	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-U.S. strategy based funds, all the stock of which is owned by Tremont Capital Management, Inc.

61.	HYP Management LLC, a Delaware limited liability company that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding LLC owns all of the outstanding stock of HYP Management LLC.

62.	MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11% and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in MassMutual High Yield Partners II LLC.

63.	MassMutual Benefits Management, Inc. (formerly known as Westheimer 335 Suites, Inc.), a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding LLC owns all of the outstanding stock of MassMutual Benefits Management, Inc.

64.	MMHC Investment LLC (formerly known as MMHC Investment, Inc.), a Delaware limited liability company that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding LLC owns all of the outstanding stock of MMHC Investment LLC.

65.	MassMutual/Darby CBO IM, Inc. a Delaware corporation that operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment LLC owns 50% of MassMutual/Darby CBO IM, Inc.

66.	MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual owns 1.79%, MMHC Investment LLC owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in MassMutual/Darby CBO LLC.

67.	MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all the stock of which is owned by MassMutual Holding LLC.

68.	MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding LLC.

69.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all the stock of which is owned by MassMutual International, Inc.

70.	MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company, 99.99% of which is owned by MassMutual International, Inc. and .01% of which is owned by MassMutual Holding LLC.

71.	MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, 99.99% of which is owned by MassMutual International, Inc. and .01% of which is owned by MassMutual Holding LLC.

72.	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, all the stock of which is owned by MassMutual Asia Limited.

73.	MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Limited), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.) each hold a 20% ownership interest in MassMutual Trustees Limited.

74.	Protective Capital (International) Limited, a corporation organized in Hong Kong that is a dormant investment company, all the stock of which is owned by MassMutual Asia Limited. Protective Capital (International) Limited currently holds a 12% ownership interest in MassMutual Life Insurance Company in Japan.

75.	MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Services Limited. This company is now inactive.

76.	MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Elroy Chan (in trust for MassMutual Asia Limited) holds a 50% interest in MassMutual Guardian Limited. This company is now inactive.

77.	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services, all the stock of which is owned by MassMutual Asia Limited.

78.	MassMutual International Holding MSC, Inc., a Massachusetts corporation that currently acts as a holding company for the interests of MassMutual International, Inc. in Taiwan, all the stock of which is owned by MassMutual International, Inc.

79.	MassMutual Mercuries Life Insurance Co., a Taiwan corporation that operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

80.	Fuh Hwa Investment Trust Co. Ltd., a mutual fund firm in Taiwan. MassMutual Mercuries Life Insurance Company holds a 31% ownership interest and MassMutual International Holding MSC, Inc. holds an 18.4% ownership interest.

81.	MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International, Inc. owns 88.7%, MassMutual Real Estate Co., Ltd. owns 1.3% and Protective Capital (International) Limited owns 9.9% of the outstanding shares of MassMutual Life Insurance Company (Japan).

82.	MM Real Estate Co., Ltd., a Japanese entity that holds and manages real estate. MassMutual Life Insurance Company (Japan) holds a 4.8% ownership interest and MassMutual International, Inc. holds a 95.2% ownership interest in MM Real Estate Co., Ltd.

83.	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. MML Real Estate Co., Ltd. holds a 90% interest and MassMutual Life Insurance Company (Japan) holds a 10% ownership interest in MassMutual Leasing Company.

84.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International, Inc. holds a 79.43% ownership interest, 1279342 Ontario Limited holds a 20.5% ownership interest and MassMutual Holding LLC holds a .07% ownership interest in MassMutual Internacional (Chile) Limitada.

85.	Compañia de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual Internacional (Chile) Limitada owns 33.5% of the outstanding shares of Compañia de Seguros Vida Corp S.A.

86.	MML Financial, LLC, a Delaware limited liability company that operates as a holding company, all the stock of which is owned by MassMutual Holding LLC.

87.	MML Investment Products, LLC, a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act, all the stock of which is owned by MML Financial, LLC. This company primarily makes investments.

88.	MMLA UK Limited, a limited liability company organized under the laws of England and Wales, all the stock of which is owned by MML Financial, LLC.

89.	MML Assurance, Inc., a New York insurance company, all the stock of which is owned by MML Financial, LLC.

90.	MML Financial Products, LLC, a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Act, all the stock of which is owned by MML Financial, LLC. This company primarily enters into derivatives transactions in the form of credit default swaps.

91.	MassMutual Baring Holding, LLC, a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Holding LLC.

92.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Baring Holding LLC.

93.	Baring Asset Management Limited, a company incorporated under the laws of England and Wales that acts an investment manager/adviser, all the stock of which is owned by MassMutual Holdings (Bermuda) Ltd.

94.	Baring Asset Management Life Limited, a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986, all the stock of which is owned by Baring Asset Management Limited.

95.	Baring Fund Managers Limited, a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes, all the stock of which is owned by Baring Asset Management Limited.

96.	Baring International Investment Limited, a company incorporated under the laws of England and Wales that acts as an investment manager/adviser, all the stock of which is owned by Baring Asset Management Limited.

97.	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited, all the stock of which is owned by Baring Asset Management Limited.

98.	Baring Private Investment Management Limited, a company incorporated under the laws of England and Wales, all the stock of which is owned by Baring Asset Management Limited. This is a non-trading company.

99.	Baring International Investment Management Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring Asset Management Limited.

100.	Baring Investment Services Limited, a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK, all the stock of which is owned by Baring International Investment Management Holdings Limited.

101.	Baring Asset Management GmbH, a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group, all the stock of which is owned by Baring International Investment Management Holdings Limited.

102.	Baring France S.A.S. (formerly known as Baring Asset Management France S.A.), a company incorporated under the laws of France that acts as an investment manager/adviser, all the stock of which is owned by Baring International Investment Management Holdings Limited.

103.	Baring Investment Administrative Services (South Africa) Limited, a company incorporated under the laws of South Africa, all the stock of which is owned by Baring International Investment Management Holdings Limited. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981, as amended.

104.	Baring International Investment Management Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring International Investment Management Holdings Limited.

105.	Baring Mutual Fund Management S.A., a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund, all the stock of which is owned by Baring International Investment Management Limited.

106.	Baring Asset Management UK Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring International Investment Management Limited.

107.	Baring Asset Management (CI) Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

108.	Baring International Fund Managers (Ireland) Limited, a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

109.	Baring Mutual Fund Management (Ireland) Limited, a company incorporated under the laws of Ireland that acts as an investment adviser, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

110.	Baring Sice (Taiwan) Limited, a regulated company organized in Taiwan, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

111.	Baring Asset Management (Asia) Holdings Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

112.	Baring Asset Management (Asia) Limited, a company organized in Hong Kong that acts as an investment adviser, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

113.	Baring International Fund Managers (Bermuda) Limited, a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

114.	Baring Asset Management (Japan) Limited, a company organized in Japan that acts as an investment adviser, all the stock of which is owned by Baring Asset Management Asia Holdings Limited.

115.	Baring Asset Management (Australia) Pty Limited, an investment adviser incorporated under the laws of Australia, all the stock of which is owned by Baring Asset Management Asia Holdings Limited.

116.	Baring Asset Management Holdings, Inc., a Delaware corporation that acts as an intermediate holding company, all the stock of which is owned by MassMutual Baring Holding LLC.

117.	Baring Asset Management, Inc., a Massachusetts corporation that acts as an investment adviser, all the stock of which is owned by Baring Asset Management Holdings, Inc.

118.	Baring Investment Services, Inc., a Delaware corporation that acts as a captive broker-dealer, all the stock of which is owned by Baring Asset Management Holdings, Inc.

119.	Golden Retirement Resources, Inc., a Delaware corporation that develops insurance-related products, all the stock of which is owned by MassMutual Holding LLC.

120.	MML Series Investment Fund (the “Trust”), a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

121.	MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

122.	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

123.	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

124.	Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

125.	Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

126.	Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

127.	Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

128.	Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC acts as sub-adviser.

129.	MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC, hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser.

130.	Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts as sub-adviser.

131.	Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

132.	Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

MassMutual or Babson Capital acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1.	MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series Investment Fund II and Babson Capital Management LLC acts as sub-adviser to certain series.

2.	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and Babson Capital Management LLC acts as sub-adviser to certain series. OppenheimerFunds, Inc. and Baring International Investment Limited also act as sub-advisers to certain series.

3.	MassMutual Corporate Investors (“CI”), a Massachusetts business trust that operates as a closed-end investment company. Babson Capital Management LLC is the investment adviser to CI.

4.	MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. Babson Capital Management LLC acts as the investment adviser to PI.

5.	Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts a sub-adviser.

6.	MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

7.	MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

8.	MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual holds 1.79%, MMHC Investment LLC holds 50% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in MassMutual/Darby CBO, LLC.

9.	Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

10.	Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

11.	Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC is the sub-adviser.

12.	MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser.

13.	Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans. Babson Capital Management LLC acts as investment adviser.

14.	Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. Babson Capital Management LLC is the investment adviser. MassMutual holds 23.13% of the preferred shares.

15.	Wilbraham CBO Ltd. is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. Babson Capital Management LLC is the investment manager. MassMutual owns 33.99% of the preferred shares.

16.	Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

17.	Enhanced Mortgage-Backed Securities Fund II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

18.	Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. Babson Capital Management LLC is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

19.	Leland Fund, L.P., a Delaware limited partnership that has made investments in a diversified international fund. Babson Capital Management LLC is the investment manager. MassMutual holds 70.47% of the ownership interest in this entity.

20.	Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by Babson Capital Management LLC.

21.	Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by Babson Capital Management LLC.

22.	Phoenix Funding Limited, a cash/flow CDO that is managed by Babson Capital Management LLC.

23.	Palmyra Funding Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

24.	Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

25.	Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. Babson Capital Management LLC serves as the investment manager.

26.	Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. Babson Capital Management LLC serves as the investment manager. MassMutual currently has a 28% interest in the fund.

27.	MassMutual/Boston Capital Mezzanine Partners, L.P. (“Fund I”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MMHC Investments LLC is a limited partner and owns 26.17 % of Fund I. Boston Mass, LLC, a Delaware limited liability company, is the investment advisor and general partner and owns 1.0% of Fund I. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly owned subsidiary of MassMutual, is a co-manager and owns 50% of Boston Mass LLC.

28.	Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund LLC), a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager. MassMutual currently has a majority ownership interest.

29.	Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser. MassMutual currently has a majority ownership interest.

30.	Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds a 20% equity interest in the company. Babson Capital Management LLC serves as investment adviser.

31.	Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson Capital Management LLC acts as a financial sub agent.

32.	Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson Capital Management LLC acts as a collateral manager.

33.

Tower Square Capital Partners, L.P., a Delaware limited partnership organized by Babson Capital Management LLC Capital Management LLC to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of Babson Capital Management LLC is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. Babson Capital Management LLC serves as the Investment Manager.

34.	Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns approximately 60% of the equity in the domestic fund. Babson Capital Management LLC acts as an adviser through its relationship in the GP adviser.

35.	Union Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager.

36.	Union Wharf Offshore Fund Ltd, a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser.

37.	Sargent’s Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager.

38.	Sargent’s Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser.

39.	MassMutual/Boston Capital Mezzanine Partners II, L.P. (“Fund II”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of Fund II. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson Capital Management LLC is a co-manager and owns 50% of Boston Mass II LLC. CM Life is a 1.04% limited partner of Fund II.

40.	Special Value Absolute Return Fund, LLC, a market value high yield/special situations CDO, organized under the laws of Delaware—Babson Capital Management LLC is a Co-Manager and a 7.5% Member of the Managing Member—MassMutual owns 7.5% of the equity in the fund (as a Member).

41.	Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager—GP owns 0.1% of fund, MassMutual owns 99.9% (as the sole limited partner (LP)) (this is the on-shore feeder to the fund next named below).

42.	Mill River Master Fund, LP, a Convertible Arbitrage hedge fund (master fund) organized under the laws of the Cayman Islands. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager—GP owns 0.1% of fund, feeder owns 99.9%.

43.	Connecticut Valley Structured Credit CDO II, Ltd., a cash flow CDO investing in CDO debt securities that is organized under the laws of the Cayman Islands. Babson Capital Management LLC is Portfolio Manager—MassMutual owns 22.24% of preference shares.

44.	Tower Square Capital Limited—Mezzanine debt and equity fund organized under the laws of the Cayman Islands, an offshore feeder for Tower Square fund.

45.	Freedom Collateralized Holding 1999 CDO, Ltd., a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager.

46.	Freedom Collateralized Holding 2000 CDO, Ltd, a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager. MassMutual owns 26% of the preference shares.

47.	Seaboard CLO 2000 Ltd., a Cash flow CLO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Collateral Manager—MassMutual owns 40% of equity (“subordinated notes”).

48.	Babson CLO Ltd. 2003-I is a Cayman Islands exempted limited liability company that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans. Babson Capital Management LLC is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

49.	Jackson Creek CDO, Ltd. a Cayman corporation that operates as a fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson Capital Management LLC is the collateral manager of Jackson Creek CDO, Ltd.

50.	Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual will be the sole investor in Hakone. Babson Capital Management LLC is the investment manager.

51.	Enhanced Mortgage-Backed Securities Fund Limited IV is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds 38.33% interest in the Fund. Babson Capital Management LLC serves as the investment manager.

52.	Babson Capital High Yield LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in high yield corporate debt obligations. MassMutual owns approximately 27% of the interests in this fund.

53.	Babson Capital Small Cap Growth LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in small cap equity securities. MassMutual owns approximately 1.5% of the interests in this fund.

54.	Leland Fund (Cayman), Ltd., a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

55.	Winterset Capital Partners, L.P., a Delaware limited partnership that is a hedge fund. MassMutual holds 100% of the ownership interest in this fund.

56.	Winterset Master Fund, L.P., a Cayman Islands limited partnership that operates as a high yield bond and loan and special opportunities hedge fund.

57.	Babson CLO Ltd. 2004-I, an exempted company incorporated with limited liability under the laws of the Cayman Islands. MassMutual holds approximately 20% of the ownership interests in this fund in the form of subordinated notes.

58.	Leland Fund (Onshore), L.P.

59.	Hanover/Babson Equity Investors Manager LLC.

60.	Babson CLO Ltd. 2004-II.

61.	Babson CLO Ltd. 2005-I.

62.	Babson CLO Ltd. 2005-II.

63.	Great Lakes LLC.

64.	J/Z CBO (Delaware), LLC.

65.	Tower Square Capital LLC.

66.	TSCP Selective, L.P., a United States partnership.

67.	Babson Capital Loan Strategies Fund L.P.

68.	Pioneer Valley Structured Credit CDO I, Ltd.

69.	Stony Hill CDO I (Cayman), Ltd.

70.	Stony Hill CDO II (Cayman), Ltd.

71.	Stony Hill CDO III (Cayman), Ltd.

72.	Stony Hill CDO IV (Cayman), Ltd.

73.	Stony Hill CDO V (Cayman), Ltd.

74.	Griffin’s Wharf Fund, LLC, a Delaware limited liability company that operates as a long/short equity hedge fund.

75.	Griffin’s Wharf Offshore Fund, Ltd., a Cayman Islands corporation that operates as a long/short equity hedge fund.

76.	Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

77.	Babson CLO Ltd. 2005 III

78.	Babson Capital Small Cap Relative Value, LLC

79.	Babson Capital Loan Strategies Master Fund, L.P.

80.	Braemar Energy Ventures, LP

81.	Cobbs Wharf Fund, L.P.

82.	Cobbs Wharf Master Fund, L.P.

83.	Oasis Development Limited a private limited liability company incorporated and registered in Jersey, Channel Islands, the managing agent of PALMYRA Funding Limited and PALMYRA II Funding Limited, public limited liability companies that invest primarily in synthetic investment grade bonds using credit default swaps.

84.	Osprey Strategies Ltd.

85.	Quantitative Enhanced Decisions Master Fund, LP.

86.	Quantitative Enhanced Decisions Offshore Fund, Ltd.

87.	Quantitative Enhanced Decisions Offshore Fund II, Ltd.

88.	Special Value Opportunities Fund, LLC

89.	Tower Square Capital Partners II, L.P.

90.	Tower Square Capital Partners II-A, L.P.

91.	Whately CDO I, Ltd.

92.	Enhanced Mortgage-Backed Securities Fund V Limited

93.	Apex (IDM) CDO I, Ltd.

94.	Duchess I CDO S.A.

95.	Duchess II CDO S.A.

96.	Duchess III CDO S.A.

97.	Duchess IV CDO S.A.

98.	Duchess V CDO S.A.

99.	ELC (Cayman) Ltd.

100.	ELC (Cayman) Ltd. CDO Series 1999-1

101.	ELC (Cayman) Ltd. 1999-II

102.	ELC (Cayman) Ltd. 1999-III

103.	ELC (Cayman) Ltd. 2000-I

104.	Tryon CLO Ltd. 2000-I

MassMutual or Cornerstone Real Estate Advisers LLC acts as the investment adviser or manager of the following investment companies and limited liability companies, and as such may be deemed to control them.

1.	Cornerstone Apartment Fund I, LLC. MassMutual’s ownership interest in this company is 19%.

2.	Cornerstone Partners I, LLC. MassMutual’s ownership interest in this company is 35%.

3.	Cambridge Hotel, LLC, a Delaware limited liability company. MassMutual holds a 65% ownership interest in this company.

4.	CAV I, Inc., a Maryland corporation that invests in residential properties. MassMutual holds a 24.1% ownership interest in this corporation.

5.	Cornerstone Partners IV, LLC, a Delaware limited liability company. MassMutual holds a 55% ownership interest in this company.

6.	Cornerstone Rotational Fund, LLC, a Delaware diversified, closed-end fund. MassMutual holds 100% of the ownership interest in this fund.

7.	CREA/PPC Venture, LLC, a Delaware limited liability company. MassMutual is the managing and controlling member of this entity.

8.	LVC-APTS, LP, a Delaware limited partnership formed to take title to residential property.

9.	Cornerstone Apartment Venture I, LLC is 100% owned by MassMutual on behalf of MassMutual and a MassMutual insurance company separate investment account whose sole contract holder is a New York State Teacher’s Retirement System. The entity was formed for the purpose of acquiring interest in entities that develop, own and operate apartment projects.

10.	West Conshohocken, LP, a Pennsylvania limited partnership that owns an office building in suburban Philadelphia. MassMutual wholly owns this entity.

11.	West Conshohocken, LLC, a Pennsylvania limited liability company that is the general partner of West Conshohocken, LP.

12.	Rockville Town Center, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

13.	Marco Island Condominium, LLC, a Florida limited liability company that was formed for the purpose of developing and selling condominiums constructed in Marco Island, Florida. This entity is 100% owned by MassMutual.

14.	300 Third Street, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

15.	Hickory Creek Industrial, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

16.	VPRH, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

17.	Corporate Crossing, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

ITEM 25. INDEMNIFICATION

Article VIII (Sections 1, 2 and 3) of Registrant’s Agreement and Declaration of Trust provides as follows with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities:

Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

(a) The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

ROGER G. ACKERMAN, Director (since 1991) and Member, Corporate Governance, Executive and Operations Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, P.O. Box 45, Phoenix, New York 13135 (manufacturer of advanced materials, communication equipment and environmental products); Director (since 1991), The Brinks Company (transportation and security services), 1801 Bayberry Ct., P.O. Box 18100, Richmond, Virginia 23226-8100; Member, Business Roundtable (since 1996); Member, The Business Council (since 1997); Member, Executive committee, National Association of Manufacturers (since 1991); and Member, Board of Overseers, Rutgers University Foundation (since 1996).

JAMES R. BIRLE, Chairman (since 2005), Director (since 1996), Chairman, Executive and Investment Committees and Member, Corporate Governance and Operations Committees

Chairman of the Board of Directors, MassMutual (since 2005); Chairman (since 1997), Resolute Partners, LLC; President (1994-1997) and Founder (1994), Resolute Partners, Inc. (private merchant bank), Greenwich, Connecticut; Chairman (1994-2003), Drexel Industries, LLC; and Trustee (1994-2003), Villanova University.

GENE CHAO, Director (since 1996) and Member, Corporate Governance and Human Resources Committees

Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut 06762.

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002) and Member, Audit and Corporate Governance Committees

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, DC 20080; Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (since 1998), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (since 2004) and Director (1998-2004), Alliance to Save Energy, Washington, DC; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Member, Human Resources and Investment Committees

Senior Vice President and Assistant General Counsel (since 2004), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Senior Vice President, General Counsel and Secretary (2002-2004), SBC West, 2600 Camino Ramon, Room 4CS100, San Ramon, California 94583; Chair (2003-2005) and Secretary/Trustee (1991-2003), The Tomas Rivera Policy Institute; Trustee (1993-2005), Radio and Television News Directors Foundation; National Secretary (since 1999) National First Vice-Chair (2002-2005) and Chairman of the National Board of Directors (since 2005), Girl Scouts of the U.S.A.; Director (since 2001), UST-NYSE; Director (2001-2005), Entravision-NYSE; Director (since 2005), CarrAmerica NYSE; Trustee (since 2004), NHPfoundation; and Regent (1999-2005), Texas State University System.

JAMES L. DUNLAP, Director (since 1989) and Member, Audit and Human Resources Committees

Member, Board of Trustees (since 1990), Culver Educational Foundation, 130 Academy Road, Culver, Indiana 46511-1291; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas 77005-1891; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts 02543; Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts 02554-0013; and Director and Member of Compensation and Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director (since 1996) and Member, Audit, Executive and Investment Committees

Lecturer and Resident Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (1996-2004) and Chairman, Investment Committee, MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1998), Pew Center on Global Climate Change; Trustee (1998-2004), Carnegie Mellon University; and Director (since 1995), Catalytica Energy Systems, Inc.

ROBERT A. ESSNER, Director (since 2002) and Member, Human Resources and Operations Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since 1997), Wyeth, 5 Giralda Farms, Madison, New Jersey; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996) and Member, Corporate Governance and Operations Committees

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), CATELECTRIC Corp.; Corporator, (1991-2004), The Bushnell Memorial, Hartford, Connecticut; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director (since 2004) and Member, Audit and Investment Committees

President (since 1994), Bay Path College, 588 Longmeadow Street, Longmeadow, Massachusetts 01106; Director (since 2001), United Bank, 95 Elm Street, West Springfield, Massachusetts 01089; Chair (2003-2004), and Past Chair-Chair of Nominating Committee (2004-2005), the Association of Independent Colleges and Universities in Massachusetts; Chair (since 2004), Vice Chair (2002-2004), Chair, Education Committee (2002-2004), Member, Executive Committee (On-going), Community Foundation of Western Massachusetts; Board Member (since 2002) and Treasurer (since 2005), Women’s College Coalition; Member, Board of Trustees (since 2003), The Frank Stanley Beveridge Foundation, Inc.; Member (2000-2004), Longmeadow Long-Range Planning Committee, Longmeadow, Massachusetts; Member (since 1995), Affiliated Chambers of Commerce of Greater Springfield (Massachusetts); Tourism Committee (since 2002), Economic Development Council; Member (since 1994), Cooperating Colleges of Greater Springfield (Massachusetts); Board Member (since 2004), Go Fit Foundation; and Chair (2004), American Heart Association of Western Massachusetts Heart Walk.

WILLIAM B. MARX, JR., Director (since 1990) and Chairman, Operations Committee, Member, Corporate Governance Committee

Senior Executive Vice President, Retired (since 1996), Lucent Technologies (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey 07947; Director (2001-2003) Bethesda Hospital Foundation, Boynton Beach, Florida; and Trustee (2001-2004), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director (since 1996) and Member, Corporate Governance and Operations Committees

Managing Partner, (since 1984), Peach State Real Estate Holding Company, LLP (Real Estate Investment Company); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1992-2005), Chair-Nominating, Corporate Committees, Member, Governance & Compensation Committee and Member, Audit Committee, Dan River, Inc. (textile manufacturer); Director (1998-2005) and Member, Compensation Committee, Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director (since 1999) and Chair, Governance and Nominating Committee, Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)) Princeton, New Jersey; Director (2000-2003), Chair, Audit Committee and Member, Budget Committee, Whitehead Institute For Biomedical Research; Director (since 2002), Chair, Auditing and Investment Committees, and Member, Board Governance, and Compensation & Development Committees, National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Director (since 2004) and Chair, Audit Committee, Knoll, Inc. (design and manufacturer of office furniture and textiles).

MARC RACICOT, Director (since 2001) and Member, Audit and Human Resources Committees

President (since 2005), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, DC 20036; Partner (2001-2005), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C. 20006-1872; Chairman (2002-2003), Republican National Committee; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (2000-2004), Corporation for National Service and Community Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Co-Chairman (2001-2005) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Chairman (2003-2004), Bush-Cheney 2004.

STUART H. REESE, Director (since 2005) and Member, Corporate Governance and Investment Committees

Executive Officer

STUART H. REESE, President and Chief Executive Officer and Director

President and Chief Executive Officer (since 2005), Director (since 2005), Executive Vice President and Chief Investment Officer (2000-2005), MassMutual; Chairman (2001-2005) Member of the Board of Managers and Chief Executive Officer (1999-2005), and President (1999-2001 and 2003-2005), Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208; Chairman and Trustee (1999-2005), MML Series Investment Fund and MassMutual Select Funds (open-end investment companies); Chairman (1995-2005) and Trustee (1995-2005), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Chairman (2001-2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (1995-2005), MassMutual Corporate Value Partners Limited, (investment company); Member of the Advisory Board (1996-2005), MassMutual High Yield Partners II LLC (investment company); President (1996-2005), HYP Management LLC; Chairman, Director (since 1996) and President and Chief Executive Officer (since 2003), Charter Oak Capital Management, Inc.; Director (2003-2005), Babson Capital Securities Inc (broker-dealer); Director and Member, Compensation and Audit Committees (1999-2005), Cornerstone Real Estate Advisers LLC; President (1998-2004), MassMutual/Darby CBO LLC (investment company); Director (since 1999), MLDP Holdings; President (1996-2003), MMHC Investment LLC (formerly known as MMHC Investment, Inc.); Chairman (since 2005), Director, President and Chief Executive Officer (since 1996) and Executive Vice President-Investments (1996-2005), MML Bay State Life Insurance Company; Chairman (since 2005), Director, President and Chief Executive Officer (since 1996) and Executive Vice President-Investments (1996-2005), C.M. Life Insurance Company; Chairman, Director, President and Chief Executive Officer (since 2005) and Executive Vice President (2000-2005), MassMutual Holding LLC; Director (1999-2005), MassMutual Holding MSC, Inc.; Director (since 2005), MassMutual International, Inc.; Director (since 2004), MassMutual Investment Management Company (Japan); Director (2004-2005), MML Assurance, Inc.; Director and Member of Audit Committee (since 1999), Oppenheimer Acquisition Corp.; Director (to December 2005), MassMutual Corporate Value Limited; Executive Vice President (1996-2005), CM Assurance Company; Executive Vice President (1996-2005), CM Benefit Insurance Company; Director (2001-2005), Antares Asset Management, Inc.; Director and Chairman (1996-2005), Antares Capital Corp.; Director (2003-2005), Babson Investment Company; Director (1999-2005), Merrill Lynch Derivative Products; and Advisory Board Member (since 1995), Kirtland Capital Partners (investment partnership).

Executive Vice Presidents

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001) and President (2001-2004), MML Series Investment Fund (open-end investment company); Trustee and Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); and Executive Vice President (since 2001), MassMutual Holding LLC.

ROGER W. CRANDALL, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2005) and Member of the Office of the CEO (since 2005), MassMutual; Chairman (since 2005) and Member of the Board of Managers (since 2004), Vice Chairman (from March 2005-June 2005), Managing Director (2000-2005) and Director (2003-2004), Babson Capital Management LLC; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (since 2004), Babson Capital Europe Limited; Chairman and Trustee (since 2005), President (2003-2005) and Vice President (2002-2003), MassMutual Corporate Investors and MassMutual Participation Investors; Chairman (since 2005), Trustee and President (since 2003), MassMutual Subsidiary Trust; Director (since 2005), Babson Capital Japan KK; Chairman and Director (since 2005), Cornerstone Real Estate Advisers LLC; Executive Vice President-Investments (since 2005) C.M. Life Insurance Company; Executive Vice President-Investments (since 2005), MML Bay State Life Insurance Company; Director (since 2005), MassMutual Corporate Value Limited; Director (since 2005), MassMutual Corporate Value Partners Limited; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Ltd.; Director and President (since 2005), MassMutual Holding MSC, Inc.; Director (since 2004) and Executive Committee Member (since 2005), MML Assurance, Inc.; President (since 2003), Director (since 1996) and Member of the Advisory Board (since 2003), HYP Management LLC; President (since 1998), MassMutual/Darby CBO IM, Inc.; President (since 2003), MMHC Investment LLC; and Director (since 2005), Oppenheimer Acquisition Corp.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2001) and Member of the Office of the CEO (since 2005), MassMutual; Director (since 2000) and Member, Compensation Committee, MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding LLC) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 2000), CM Benefit Insurance Company; Director, Executive Vice President and Chief Financial Officer (since 2002), C.M. Life Insurance Company; Director, Executive Vice President and Chief Financial Officer (since 2002), MML Bay State Life Insurance Company; Director (since 2004), Babson Capital Japan KK; Director (since 2000), Cornerstone Real Estate Advisers LLC; Director (since 2000), MassMutual Asia Limited; Director (since 2002), MassMutual Benefits Management, Inc.; Director (since 2000), MassMutual Funding LLC; Director, Executive Vice President and Chief Financial Officer (since 2000), MassMutual Holding LLC; Director (since 2000), MassMutual Holding MSC, Inc.; Director (since 2001), MassMutual International Holding MSC, Inc.; Director (since 2001), MassMutual International, Inc.; Director (since 2000), MassMutual Services Limited (inactive subsidiary of MassMutual Asia, Ltd); Director (since 2000), MassMutual Trustees Limited (subsidiary of MassMutual Asia, Ltd.); Director (since 2000), MassMutual Guardian Limited (inactive subsidiary of MassMutual Asia, Ltd.); Director, Oppenheimer Acquisition Corp.; and Director (since 2004) and President, 9048-5434 Quebec, Inc.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) and Member of the Office of the CEO (since 2005), Executive Vice President (since 2000), MassMutual Holding LLC; MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President (since 2001) and Director, Oppenheimer Acquisition Corp. and Oppenheimer Partnership Holdings, Inc.; Director (since 2001), Centennial Asset Management Corporation; Director, OppenheimerFunds Distributor, Inc.; Chairman, President and Chief Executive Officer, OppenheimerFunds, Inc.; Chairman and Director, Shareholder Services, Inc. and Shareholder Financial Services, Inc.; President and Director, OppenheimerFunds Legacy Program; Director, OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Private Investments, Inc.; President and Director of Oppenheimer Real Asset Management, Inc.; and member, Board of Governors of the Investment Company Institute.

MATTHEW E. WINTER, Executive Vice President

Executive Vice President Individual Insurance Group (since 2001) and Member of the Office of the CEO (since 2005), MassMutual; Chairman of the Board of Directors (since 2000) and Member, Executive and Audit Committees, MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding LLC) 1414 Main Street, Springfield, Massachusetts 01144-1013; Chairman of the Board of Directors (2001- ), The MassMutual Trust Company, FSB; Executive Vice President (since 1996), C.M. Life Insurance Company; Executive Vice President (since 2001), MML Bay State Life Insurance Company; Director, President and Chief Executive Officer (since 2004), MassMutual Assignment Company; Executive Vice President (since 2001), MassMutual Holding LLC; Executive Vice President (since 2001), MML Distributors, LLC; Director (since 2005), Oppenheimer Acquisition Corp.; Board Member, eMoney Advisor, Inc.; Member, Financial Services Roundtable; Trustee, The American College; and Director and Member, Executive Committee, Connecticut Opera.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), MassMutual; Vice President, General Counsel and Secretary (2005), Fisher Scientific International Inc.; Vice President, General Counsel and Secretary (2002-2005), Storage Technology Corp.; Board Member and Corporate Secretary (2000-2002), Bulletin News Network Inc.; and Executive Vice President Public Policy, Human Resources & Law, Secretary and General Counsel, US WEST, Inc.

(b) The Investment Sub-Advisers:

BABSON CAPITAL MANAGEMENT LLC (“BABSON CAPITAL”)

Babson Capital is the sub-adviser to certain series of the Trust. The directors and executive officers of Babson Capital, their positions with Babson Capital, and their other principal business affiliations and business experience for the past two years are listed below. David L. Babson & Company, Inc. (“DLB”), a Delaware company, changed its corporate form to a Delaware limited liability company and renamed itself Babson Capital Management LLC (Babson Capital) effective July 1, 2004. Years of experience at Babson Capital include years of experience at DLB. The date the executive officers and directors acquired their titles with Babson Capital reflects the date they first acquired the corresponding titles with DLB. The addresses of the offices of Babson Capital are Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208 and 1500 Main Street, Springfield, Massachusetts, 01115.

Directors and Executive Officers

WILLIAM F. GLAVIN, JR., Chief Executive Officer, President and Member of the Board of Managers

Chief Executive Officer (since 2005), President (since 2005), Managing Director (since 2003), Chief Operating Officer and Chief Compliance Officer (since 2003), and Member of the Board of Managers (since 2004), Babson Capital; Director (since 2005), Baring Asset Management Limited; Director and Deputy Chairman (since 2005), MassMutual Holdings (Bermuda) Ltd.; President (since 2003) and Chief Compliance Officer (since 2004), Babson Capital Securities Inc; and President (U.S. Retail) (2000-2003), Chief Operating Officer (U.S. Direct) (1999-2000), General Manager (AARP Investment Program) (1997-1999), Scudder Investments/Deutsche Asset Management.

ROGER W. CRANDALL, Chairman and Member of the Board of Managers

Chairman (since 2005), Vice Chairman (March 2005-June 2005), Member of Board of Managers (since 2004), and Managing Director (since 2000), Director (2003-2004), Babson Capital; Director (since 2005), Baring Asset Management Limited; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Ltd.; Director (since 2003), Antares Capital Corporation; Director (since 2003), Antares Asset Management, Inc.: Managing Director (1993-2000) of MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Trustee and President (since 2003), MMCI Subsidiary Trust and MMPI Subsidiary Trust; President (2003-2005) and Vice President (2002-2003), MassMutual Corporate Investors and MassMutual Participation Investors.

KEVIN M. MCCLINTOCK, Managing Director and Member of the Board of Managers

Managing Director and Member of the Board of Managers (since 1999), Executive Vice President (1999-2000), Babson Capital; Managing Director (1999-2004), S.I. International Assets (formerly known as Babson-Stewart Ivory International) (now dissolved); Trustee (1999-2003) and President (since 2003), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II; Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York; and Managing Director (1985-1995), Aetna (Aeltus subsidiary company).

DAVID J. BRENNAN, Vice Chairman and Member of the Board of Managers

Vice Chairman (since 2005) and Member of the Board of Managers (since 2005), Babson Capital; Director and Chairman (since 2005), MassMutual Holdings (Bermuda) Ltd.; Chairman (since 1997), Baring Asset Management, Inc.; Chairman and Chief Executive (since 2002—appointed Chief Executive since 2003 and as Director since 1997), Baring International Investment, Ltd.; Chairman and Chief Executive (since 2002—appointed Chief Executive since 2003 and Director since 1997) Baring Asset Management, Ltd.; Chairman and Director (since 2002), Baring Asset Management (Asia) Limited; Chairman and Non-Executive Director (since 2002); Baring (Guernsey) Limited; and Non-Executive Director (since 2002), Baring Asset Management (Japan).

MICHAEL T. ROLLINGS, Member of the Board of Managers

Member of the Board of Managers, Babson Capital (since 2005); Senior Vice President and Deputy Chief Financial Officer (since 2004), Senior Vice President—Capital Markets, Treasury Operations, Financial Analysis and Planning (2002-2004), Vice President—Capital Markets (2001-2002), Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President, MassMutual Holdings, LLC (since 2003); Director, MML Assurance, Inc. (since 2004); Manager, MML Financial, LLC (since 2004); Manager, MML Investment Products, LLC (since 2004); Director, MassMutual Funding LLC (since 2002); Director, MassMutual Holdings, (Bermuda) Ltd. (since 2005); Director, Oppenheimer Acquisition Corp (since 2005).

MARY WILSON-KIBBE, Managing Director

Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson Capital; Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), Massachusetts Mutual Life Insurance Company (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KENNETH L. HARGREAVES, Managing Director

Managing Director (since 2000) and Executive Director (1997-1999), Babson Capital; Senior Vice President (1991-1997) and Executive Director (1997-1999), Massachusetts Mutual Life Insurance Company (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

EFRAM MARDER, Managing Director

Managing Director (since 2000), Babson Capital; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), Massachusetts Mutual Life Insurance Company (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

RODNEY J. DILLMAN, General Counsel and Secretary

General Counsel and Secretary (since 2006), Deputy General Counsel and Assistant Secretary (2001-2006), Babson Capital Management LLC; Corporate Vice President, Associate General Counsel and Assistant Secretary (since 2000); Massachusetts Mutual Life Insurance Company (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Partner (1990-2000), Special Counsel, real estate department (1988-1990), Day, Berry & Howard, LLP (law firm).

JAMES E. MASUR, Chief Financial Officer and Managing Director

Chief Financial Officer and Managing Director (since 2003), Comptroller (2003-2005), Babson Capital; Senior Finance Executive (2002-2003) Deutsche Bank Asset Management; Managing Director and Chief Financial Officer (Americas Region) (2001-2002), Senior Vice President and Director of Finance (U.S. Retail) (2000-2001), Senior Vice President and Director of Finance (U.S. Direct) (1999-2000), Vice President and Director of Finance (AARP Investment Program) (1997-1999), Zurich Scudder Investments.

JAN F. JUMÉT, Chief Compliance Officer and Managing Director

Chief Compliance Officer and Managing Director (since 2005), Babson Capital Management LLC; Senior Vice President and Chief Compliance Officer (2002-2005), Standish Mellon Asset Management Company LLC; and First Vice President, Integrated Fiduciary Services (2000-2002), Mellon Financial Corporation.

CLIFFORD M. NOREEN, Managing Director (Head of Corporate Securities)

Babson Capital Management LLC since 2000, serving as Managing Director (Head of the Corporate Securities Group since 2005, and formerly Head of Babson Capital’s Investment Grade and High Yield Public Corporate Bond Group and Institutional Fixed Income Team) (since 2000), Babson Capital; Managing Director (1996-1999), Massachusetts Mutual Life Insurance Company (insurance company and investment adviser) 1295 State Street, Springfield, Massachusetts, 01111-0001; President (since 2005) and Vice President (1993-2005), MassMutual Corporate Investors (closed-end mutual fund); and President (since 2005) and Vice President (1993-2005), MassMutual Participation Investors (closed-end mutual fund).

THOMAS FINKE, Managing Director (Head of U.S. Bank Loan Term)

Managing Director (since 2002), Babson Capital Management LLC; Co-Founder (in 1998), First Union Institutional Debt Management, Inc., serving as President until 2002.

OPPENHEIMERFUNDS, INC. (“OFI”)

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OFI is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee. OFI has principal offices located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Emeline S. Adwers, Vice President	None

Robert Agan, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments, Inc.

Carl Algermissen, Vice President & Associate Counsel	Formerly Associate Counsel & Legal Compliance Officer at Great West-Life & Annuity Insurance Co. (February 2004-October 2004).

Michael Amato, Assistant Vice President	None

Erik Anderson, Assistant Vice President	None

Tracey Beck Apostolopoulos, Assistant Vice President	None

Janette Aprilante, Vice President & Secretary	Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments, Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Assistant Vice President	None

Robert Baker, Vice President	None

Michael Baldwin, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. Formerly Managing Director at Deutsche Bank (March 2001 – March 2005)

John Michael Banta, Assistant Vice President	None

Joanne Bardell, Assistant Vice President	None

Kevin Baum, Vice President	None

Jeff Baumgartner, Assistant Vice President	None

Marc Baylin, Vice President	Formerly Portfolio Manager at J.P. Morgan (June 2002-August 2005.

Todd Becerra, Assistant Vice President	None

Lalit K. Behal Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Kathleen Beichert, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Gerald B. Bellamy, Assistant Vice President	Assistant Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.

Erik S. Berg, Assistant Vice President	None

Robert Bertucci, Assistant Vice President: Rochester Division	None

Rajeev Bhaman, Vice President	None

Craig Billings, Vice President	None

Mark Binning, Assistant Vice President	None

Robert J. Bishop, Vice President	Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation.

Beth Bleimehl, Assistant Vice President	None

John R. Blomfield, Vice President	None

Lisa I. Bloomberg, Vice President & Associate Counsel	Formerly First Vice President & Associate General Counsel of UBS Financial Services Inc. (May 1999-May 2004).

Veronika Boesch, Assistant Vice President	Formerly (until February 2004) an independent consultant/coach in organizational development.

Chad Boll, Vice President	None

Antulio N. Bomfim, Vice President	None

John C. Bonnell, Vice President	Vice President of Centennial Asset Management Corporation. Formerly a Portfolio Manager at Strong Financial Corporation (May 1999-May 2004).

Michelle Borre Massick, Vice President	None

Lori E. Bostrom, Vice President & Senior Counsel	Formerly Vice President & Corporate Counsel at Prudential Financial Inc. (October 2002 – November 2004).

Lisa Bourgeois, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.

John Boydell, Vice President	None

Michael Bromberg, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

Lowell Scott Brooks, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Joan Brunelle, Vice President	None

Kristine Bryan-Levin, Vice President	Formerly Senior Vice President at Brown Brothers Harriman (November 2002 – May 2005)

Stephanie Bullington, Assistant Vice President	Formerly Fund Accounting Manager at Madison Capital Management Company (July 2005 – October 2005 and Fund Accounting Officer at Butterfield Fund Services (Bermuda) Limited (a wholly owned subsidiary of the Bank of NT Butterfield & Sons) (September 2003 – June 2005).

Paul Burke, Assistant Vice President	None

Mark Burns, Assistant Vice President	None

Geoffrey Caan, Vice President	None

Catherine Carroll, Assistant Vice President	None

Debra Casey, Assistant Vice President	None

Maria Castro, Assistant Vice President	None

Lisa Chaffee, Assistant Vice President	None

May Chen, Assistant Vice President	Formerly Assistant Vice President of Enterprise Services at MassMutual Financial Group (May 2002 – April 2005)

Charles Chibnik, Assistant Vice President	None

Patrick Sheng Chu, Assistant Vice President	None

Brett Clark, Assistant Vice President	None

H.C. Digby Clements, Vice President: Rochester Division	None

Peter V. Cocuzza, Vice President	None

Gerald James Concepcion, Assistant Vice President	Formerly (until November 2004) an RIA Marketing Associate of OppenheimerFunds, Inc.

Robert Corbett, Vice President	None

Susan Cornwell, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Scott Cottier, Vice President: Rochester Division	None

Laura Coulston, Assistant Vice President	None

Julie C. Cusker, Assistant Vice President: Rochester Division	None

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

John Damian, Vice President	None

Richard Demarco, Assistant Vice President	None

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Vice President	None

Gavin Dobson, Vice President	Formerly President at Britannic Asset Management International (September 2001 – May 2005).

Rebecca K. Dolan, Vice President	None

Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments, Inc.; Vice President of OppenheimerFunds Distributor, Inc.

Thomas Doyle, Assistant Vice President	None

Bruce C. Dunbar, Senior Vice President	None

Brian Dvorak, Vice President	None

Richard Edmiston, Vice President	None

Daniel R. Engstrom, Vice President	None

James Robert Erven Assistant Vice President	None

George R. Evans, Senior Vice President & Director of International Equities	None

Edward N. Everett, Vice President	None

Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.

Kristie Feinberg, Assistant Vice President	None

Emmanuel Ferreira, Vice President	None

Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division	Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Bradley G. Finkle, Vice President	Vice President of OppenheimerFunds Distributor, Inc. Formerly Head of Business Management/Proprietary Distribution at Citigroup Asset Management (August 1986-September 2004).

Brian Finley, Assistant Vice President	None

John E. Forrest, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Jordan Hayes Foster, Vice President	Vice President of OFI Institutional Asset Management, Inc.

David Foxhoven, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca, Assistant Vice President	None

Dominic Freud, Vice President	None

Dan Gagliardo, Assistant Vice President	None

Hazem Gamal, Vice President	None

Seth Gelman, Vice President	Formerly an Associate in the Asset Management Legal Department at Goldman Sachs & Co. (February 2003-August 2004).

Timothy Gerlach, Assistant Vice President	None

Subrata Ghose, Assistant Vice President	None

Charles W. Gilbert, Assistant Vice President	None

Phillip S. Gillespie, Senior Vice President & Deputy General Counsel	Formerly First Vice President of Merrill Lynch Investment Management (2001 to September 2004).

Alan C. Gilston, Vice President	None

Jill E. Glazerman, Senior Vice President	None

Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.

Laura Granger, Vice President	None

Leyla Greengard, Assistant Vice President	None

Robert B. Grill, Senior Vice President	None

Robert Haley, Assistant Vice President	None

Marilyn Hall, Vice President	None

Kelly Haney, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Jacqueline Girvin-Harkins, Assistant Vice President	None

Robert W. Hawkins, Assistant Vice President & Assistant Counsel	Formerly an Associate at Shearman and Sterling LLP (July 2004-August 2005) and Dechert LLP (September 2000-June 2004).

Thomas B. Hayes, Vice President	None

Jennifer Heathwood, Vice President	None

Annika Helgerson, Assistant Vice President	None

Dennis Hess, Vice President	None

Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui, Vice President	None

John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds (Asia) Limited

James G. Hyland, Assistant Vice President	None

Stephen P. Ilnitzki, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.; Senior Vice President of OFI Private Investments, Inc.

Kelly Bridget Ireland, Vice President	Vice President (since January 2004) of OppenheimerFunds Distributor Inc.

Kathleen T. Ives, Vice President, Senior Counsel & Assistant Secretary	Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

William Jaume, Vice President	Senior Vice President of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Director of OFI Trust Company.

Frank V. Jennings, Vice President	None

John Jennings, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

John Michael Johnson, Assistant Vice President	None

Lisa Kadehjian, Assistant Vice President	Formerly Vice President, Compensation Manager at The Bank of New York (November 1996-November 2004).

Charles Kandilis, Assistant Vice President	None

Thomas W. Keffer, Senior Vice President	None

Christina J. Keller, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Martin S. Korn, Senior Vice President	Formerly a Senior Vice President at Bank of America (Wealth and Investment Management Technology Group) (March 2002-August 2004).

Dimitrios Kourkoulakos, Senior Vice President	None

Brian Kramer, Vice President	None

Paul Kunz, Assistant Vice President	None

Lisa Lamentino, Vice President	None

Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments, Inc.

Jeffrey P. Lagarce, Senior Vice President	President & Chief Marketing Officer of OFI Institutional Asset Management, Inc. as of January 2005. Formerly Executive Vice President-Head of Fidelity Tax-Exempt Services Business at Fidelity Investments (August 1996-January 2005).

John Latino, Assistant Vice President	None

Kristina Lawrence, Vice President	Formerly Assistant Vice President of OppenheimerFunds, Inc. (November 2002-March 2004).

Gayle Leavitt, Assistant Vice President	None

Christopher M. Leavy, Senior Vice President	None

Randy Legg, Vice President & Assistant Counsel	Formerly an associate with Dechert LLP (September 1998-January 2004).

Laura Leitzinger, Senior Vice President	Senior Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Justin Leverenz, Vice President	Formerly, a research/technology analyst at Goldman Sachs, Taiwan (May 2002-May 2004)

Michael S. Levine, Vice President	None

Brian Levitt, Assistant Vice President	None

Gang Li, Vice President	None

Shanquan Li, Vice President	None

Julie A. Libby, Senior Vice President	Senior Vice President of OFI Private Investment, Inc. Formerly Executive Vice President & Chief Operating Officer at Fred Alger Management, Inc. (July 1996 – February 2005)

Daniel Lifshey, Assistant Vice President	Formerly a Marketing Manager at PIMCO Advisors (January 2002-September 2004).

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

Bill Linden, Assistant Vice President	None

Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

David P. Lolli, Assistant Vice President	None

Daniel G. Loughran Vice President: Rochester Division	None

Patricia Lovett, Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.

Misha Lozovik, Vice President	Formerly Senior Director at Clinical Development Capital LLC/Care Capital LLC (August 2002 – October 2005)

Steven Lucaccini, Assistant Vice President	Formerly Director and High Yield Analyst at UBS Global Asset Management (November 2001 – April 2005)

Dongyan Ma, Assistant Vice President	None

Steve Macchia, Vice President	None

Mark H. Madden, Vice President	Formerly Senior Vice President & Senior Portfolio Manager with Pioneer Investments, Inc. (July 1990 - July 2004).

Kathleen Mandzij, Assistant Vice President	Formerly Marketing Manager – Sales Force Marketing (March 2003-June 2004) of OppenheimerFunds, Inc.

Jerry Mandzij, Vice President	None

Angelo G. Manioudakis Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.

LuAnn Mascia, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Susan Mattisinko, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation, HarbourView Asset Management Corporation, Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Real Asset Management, Inc.

Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.

Joseph McGovern, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Charles L. McKenzie, Senior Vice President	Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President and Director of Trinity Investment Management Corporation

Michael Medev, Assistant Vice President	None

Lucienne Mercogliano, Assistant Vice President	None

Andrew J. Mika, Senior Vice President	None

Jan Miller, Assistant Vice President	Formerly a Supervisor at Janus (May 2004-October 2004 and a Manager at Invesco (February 1994-February 2004).

Nikolaos D. Monoyios, Senior Vice President	None

Charles Moon, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.

John V. Murphy, Chairman, President, Chief Executive Officer & Director	President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Partnership Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Private Investments, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Meaghan Murphy, Assistant Vice President	Formerly Marketing Professional, RFP Writer at JP Morgan Fleming Asset Management (May 2002 – October 2004).

Suzanne Murphy, Vice President	None

Thomas J. Murray, Vice President	None

Kenneth Nadler, Vice President	None

Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Paul Newman, Assistant Vice President	None

Richard Nichols, Vice President	None

William Norman, Assistant Vice President	None

James B. O’Connell, Assistant Vice President	Formerly a Senior Designer Manager of OppenheimerFunds, Inc. (April 2002 - December 2004).

Matthew O’Donnell, Assistant Vice President	None

John O’Hare, Vice President	None

John J. Okray, Vice President	Formerly Vice President, Head of Trust Operations at Lehman Brothers (June 2004-October 2004) prior to which he was an Assistant Vice President, Director of Trust Services at Cambridge Trust Company (October 2002-June 2004).

Lerae A. Palumbo, Assistant Vice President	None

Anthony Parish, Assistant Vice President	None

David P. Pellegrino, Vice President	None

Allison C. Pells, Assistant Vice President	None

Robert H. Pemble, Assistant Vice President	None

Lori L. Penna, Vice President	Formerly an RFP Manager/Associate at JPMorgan Chase & Co. (June 2001-September 2004).

Brian Petersen, Assistant Vice President	None

Marmeline Petion-Midy, Assistant Vice President	Formerly a Senior Financial Analyst with General Motors, NY Treasurer’s Office (July 2000-Augut 2004).

David Pfeffer, Senior Vice President & Chief Financial Officer	Senior Vice President of HarbourView Asset Management Corporation since February 2004. Formerly, Director & Chief Financial Officer at Citigroup Asset Management (February 2000-February 2004).

James F. Phillips, Vice President	None

Scott Phillips, Vice President	Formerly Vice President at Merrill Lynch Investment Management (June 2000-July 2004).

Gary Pilc, Assistant Vice President	None

John Piper, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.

Nicolas Pisciotti, Assistant Vice President	Formerly Assistant Vice President at ING (April 2002 – May 2005)

Jason Pizzorusso, Assistant Vice President	None

David Poiesz, Senior Vice President, Head of Growth Equity Investments	Formerly a Senior Portfolio Manager at Merrill Lynch (October 2002-May 2004).

Sergei Polevikov, Assistant Vice President	None

Semyon Polyak, Vice President	Formerly Vice President and Co-Portfolio Manager at Pioneer Investments (June 1998 – August 2005)

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jeffrey Portnoy, Assistant Vice President	None

Raghaw Prasad, Assistant Vice President	None

David Preuss, Assistant Vice President	None

Ellen Puckett, Assistant Vice President	Formerly Sennior Program Manager at Dendant Telecommunications (May 2002-September 2004).

Jane C. Putnam, Vice President	None

Paul Quarles, Assistant Vice President	Formerly a Principal at AIM Management Group, Inc. (October 1997-October 2004).

Michael E. Quinn, Vice President	None

Julie S. Radtke, Vice President	None

Norma J. Rapini, Assistant Vice President: Rochester Division	None

Corry E. Read, Assistant Vice President	None

Marc Reinganum, Vice President	None

Jill Reiter, Assistant Vice President	None

Claire Ring, Assistant Vice President	None

David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Robert Robis, Assistant Vice President	Formerly a Proprietary Trader at J.P. Morgan Chase & Co. (May 2004-May 2005).

Antoinette Rodriguez, Assistant Vice President	None

Stacey Roode, Vice President	None

Jeffrey S. Rosen, Vice President	None

Stacy Roth, Vice President	None

James H. Ruff, Executive Vice President	President & Director of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Executive Vice President of OFI Private Investments, Inc.

Adrienne Ruffle, Assistant Vice President & Assistant Counsel	Formerly an Associate with Sidley Austin Brown & Wood LLP (September 2002-February 2005).

Kim Russomanno, Assistant Vice President	None

Timothy Ryan, Vice President	Formerly a research analyst in the large equities group at Credit Suisse Asset Management (August 2001-June 2004)

Rohit Sah, Vice President	None

Valerie Sanders, Vice President	None

Karen Sandler, Assistant Vice President	None

Rudi W. Schadt, Vice President	None

Ellen P. Schoenfeld, Vice President	None

Maria Schulte, Assistant Vice President	None

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak Assistant Vice President	None

Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments, Inc.

Nava Sharma, Vice President	None

Bonnie Sherman, Assistant Vice President	None

David C. Sitgreaves, Assistant Vice President	None

Edward James Sivigny Assistant Vice President	None

Enrique H. Smith, Vice President	None

Louis Sortino, Assistant Vice President: Rochester Division	None

Keith J. Spencer, Senior Vice President	None

Marco Antonio Spinar, Assistant Vice President	None

Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Jennifer Stevens, Assistant Vice President	None

John P. Stoma, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Deborah A. Sullivan, Vice President & Assistant Counsel	Secretary of OFI Trust Company.

Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Brian C. Szilagyi, Assistant Vice President	Director of Financial Reporting and Compliance at First Data Corporation (April 2003-June 2004).

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Matthew Tartaglia, Vice President	None

Martin Telles, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Paul Temple, Vice President	None

Jeaneen Terrio, Assistant Vice President	None

Vincent Toner, Assistant Vice President	None

Leonid Tsvayg, Assistant Vice President	None

Keith Tucker, Assistant Vice President	None

Cameron Ullyat, Assistant Vice President	None

Angela Uttaro, Assistant Vice President: Rochester Division	None

Mark S. Vandehey, Senior Vice President & Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None

Nancy Vann, Vice President & Assistant Counsel	Formerly Assistant General Counsel at Reserve Management Company, Inc. (April to December 2004); attorney at Sidley Austin Brown & Wood LLP (October 1997-April 2004).

Rene Vecka, Assistant Vice President: Rochester Division	None

Vincent Vermette, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Phillip F. Vottiero, Vice President	None

Lisa Walsh, Assistant Vice President	None

Teresa M. Ward, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler, Vice President: Rochester Division	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

Adam Weiner, Assistant Vice President	None

Barry D. Weiss, Vice President	Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation.

Melissa Lynn Weiss, Vice President & Associate Counsel	None

Christine Wells, Vice President	None

Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.

Diederick Werdmolder, Senior Vice President	Director of OppenheimerFunds International Ltd. and OppenheimerFunds plc and OppenheimerFunds (Asia) Limited; Senior Vice President (Managing Director of the International Division) of OFI Institutional Asset Management, Inc..

Catherine M. White, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.; member of the American Society of Pension Actuaries (ASPA) since 1995.

Annabel Whiting, Assistant Vice President	None

William L. Wilby, Senior Vice President & Senior Investment Officer, Director of Equities	None

Troy Willis, Assistant Vice President	None

Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments, Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Philip Witkower, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Brian W. Wixted, Senior Vice President & Treasurer	Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Meredith Wolff, Assistant Vice President	None

Oliver Wolff, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Kurt Wolfgruber, Executive Vice President, Chief Investment Officer & Director	Director of Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003)

Caleb C. Wong, Vice President	None

Edward C. Yoensky, Assistant Vice President	None

Lucy Zachman, Assistant Vice President	None

Robert G. Zack Executive Vice President & General Counsel	General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Director and Assistant Secretary of OppenheimerFunds International Ltd and OppenheimerFunds plc; Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director of Oppenheimer Real Asset Management, Inc. and OppenheimerFunds (Asia) Limited); Vice President of OppenheimerFunds Legacy Program.

Neal A. Zamore, Vice President	None

Mark D. Zavanelli, Vice President	None

Alex Zhou, Assistant Vice President	None

Arthur J. Zimmer, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Quest For Value Funds and Quest Capital Value Fund, Inc.

Name and Current Position with Oppenheimer Capital LLC	Other Business and Connections During the Past Two Years
Malcolm Bishopp, Managing Director	Managing Director, PIMCO Advisors Retail Holdings LLC.

Mark F. Degenhart, Senior Vice President	None

Colin J. Glinsman, Managing Director	Chief Investment Officer of Oppenheimer Capital LLC.

Louis P. Goldstein, Managing Director	None

Matthew J. Greenwald, Senior Vice President	None

Benjamin D. Gutstein, Vice President	None

Bruce Koepfgen,	Chief Executive Officer of Oppenheimer Capital LLC.

Managing Director

Francis A. LeCates, Jr., Managing Director	None

John G. Lindenthal, Managing Director	None

John C. Maney, Chief Financial Officer	None

Elisa A. Mazen, Managing Director	None

William P. McDaniel, Managing Director	None

Vinh T. Nguyen, Vice President & Controller	None

Anne-Marie L. Pitale, Vice President & Director of Compliance	None

Francis C. Poli, Executive Vice President, Chief Legal Officer & Secretary	None

Brian S. Shlissel, Senior Vice President & Treasurer	Senior Vice President of PIMCO Advisors Fund Management LLC.

Stewart A. Smith, Vice President & Assistant Secretary	None

Stephen J. Treadway, Managing Director	Chief Executive Officer of PIMCO Advisors Fund Management LLC.

The Oppenheimer Funds include the following:

Centennial California Tax Exempt Trust

Centennial Government Trust

Centennial Money Market Trust

Centennial New York Tax Exempt Trust

Centennial Tax Exempt Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

OFI Tremont Market Neutral Hedge Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Dividend Growth Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Emerging Technologies Fund

Oppenheimer Enterprise Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Growth Fund

Oppenheimer High Yield Fund

Oppenheimer International Bond Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Large-Cap Core Fund (a series of Oppenheimer International Large-Cap Core Trust)

Oppenheimer International Small Company Fund

Oppenheimer International Value Fund (a series of Oppenheimer International Value Trust)

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Aggressive Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal Protected Trust III)

Oppenheimer Quest Capital Value Fund, Inc.

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Value Fund, Inc.

Oppenheimer Real Asset Fund

Oppenheimer Real Estate Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (2 series):

Oppenheimer Disciplined Allocation Fund

Oppenheimer Value Fund

Oppenheimer Strategic Income Fund

Oppenheimer Total Return Bond Fund

Oppenheimer Tremont Market Neutral Fund, LLC

Oppenheimer Tremont Opportunity Fund, LLC

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (4 series):

Government Securities Portfolio

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Block C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of Oppenheimer Capital LLC is 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

BARING INTERNATIONAL INVESTMENT LIMITED (“BIIL”)

Baring International Investment Limited (“BIIL”), an indirect wholly-owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the Focused International Fund. BIIL is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc., the “BAM Group”). The directors and executive officers of BIIL, their positions with BIIL, and their other principal business affiliations and business experience for the past two years are listed below.

Directors of BIIL

Current Statutory Director/Officer Name	Position Held	Date of Appointment
David John Brennan	Chief Executive Chairman Director	30.05.03 01.07.02 30.05.97

Mala Singh Dhillon	Director	30.05.97

George Henry Harvey	Director	01.01.02

Michael Hughes	Director	14.08.00

William Paul Savage	Director	10.02.04

Baring Investment Services Limited	Company Secretary	04.11.94

Other Directorships

David Brennan

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
MassMutual Holdings (Bermuda) Ltd.	Bermuda	36177	31.3.05	Chairman, Director

Babson Capital Management LLC [this company does not have a Board of Directors-it has a Board of Managers]	Delaware, USA		31.3.05	Vice Chairman & Member of the Board of Managers

Baring Asset Management (Asia) Limited	Hong Kong, China	148349	06.12.02	Chairman, Director

Baring Asset Management (Japan) Limited	Japan	N/A	26.06.02	Non-Exec Director

Baring Asset Management Holdings, Inc	USA	0869203	31.12.97	Chairman, Director

Baring Asset Management Limited	Great Britain	2915887	30.5.03 01.07.02 11.08.97 to 30.04.02 01.06.94	Chief Executive Chairman Chief Executive Director

Baring Asset Management, Inc	USA	042429117	31.12.97	Chairman

The Asia Pacific Fund Inc	USA	N/A	11.05.90	Director

Mala Dhillon

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
MassMutual Holdings (Bermuda) Ltd.	Bermuda	36177	31.03.05	Director

Baring Asset Management Ltd	Great Britain	2915887	30.05.97	Director

George Harvey

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	01.01.02	Director

Baring Fund Managers Limited	Great Britain	941405	01.01.02	Director

Baring Private Investment Management Limited	Great Britain	2351511	01.01.02	Director

Baring Asset Management France SA	France	RCS Paris B 413 183 252	31.10.01	Director

Baring Asset Management GmbH	Germany	HRB 74895	01.01.02	Director

Michael Hughes

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	14.08.00	Director

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held	Notes
Consultant to Guide Dogs for the Blind					Attend Quarterly meetings

Member of University of Essex Council-Finance Committee					Attend Quarterly and annual meetings

Paul Savage

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	10.02.04	Director

Baring Fund Managers Limited	Great Britain	941405	10.02.04	Chief Executive & Director

Baring Multi-Manager Funds	Great Britain	392781	27.10.04	Director

Baring Global Investment Umbrella Fund (No 1)	Great Britain	392526	03.11.04	Director

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001, is the Trust’s principal underwriter. MML Distributors, LLC also serves as principal underwriter to MassMutual Select Funds.

(b) The following are the names and positions of the officers and directors of MML Distributors, LLC:

Peter G. Lahaie, President, Chief Executive Officer, Main OSJ Supervisor (since 5/9/2005) and Chief Financial Officer and Treasurer (since 10/15/2004), MML Distributors, LLC.

Thomas A. Monti, Member Representative (since 5/10/2005), MML Distributors, LLC; President and Director (since 10/2003), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Member Representative (since 5/10/2005), MassMutual Holding LLC; Corporate Vice President (since 7/1/2004), Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts 01111-0001.

Ronald E. Thomson, Vice President (since 5/1/1996), MML Distributors, LLC; Vice President (since 5/12/1997), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Matthew E. Winter, Executive Vice President (since 11/15/2001), MML Distributors, LLC; Chairman of the Board of Directors (since 9/14/2000), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Executive Vice President (since 2001), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 4/15/2004), Chief Legal Officer (since 9/2004) and Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Second Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William F. Monroe, Jr., Vice President (since 4/15/2004) and Continuing Education Officer (since 5/23/2005), MML Distributors, LLC; Vice President, Financial Strategy, Chief Operations Officer and Chief Privacy Officer (since 4/2004), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (11/28/2001), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Director-Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Sally Fortier Murphy, Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Vice President, Associate Secretary and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn A. Sponzo, Chief Compliance Officer (since 2/14/2003), MML Distributors, LLC; Chief Compliance Officer (since 1/31/2003), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Vice President (since 1/2003), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Tanguay, Registration Manager (since 5/9/2005), MML Distributors, LLC; Director-Enterprise Distribution Services, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn Edstrom, Entity Contracting Officer (since 5/9/2005), MML Distributors, LLC; Director-Enterprise Distribution Services, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors; Assistant Vice President and Associate Treasurer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Lake, Cash and Trading Supervisor (since 4/16/2004) and Assistant Treasurer (5/9/2005), MML Distributors, LLC; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna K. Resutek, Chief Information Officer (since 3/26/2004), MML Distributors, LLC; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Anne Melissa Dowling, Large Corporate Marketing Supervisor (since 12/22/1997), MML Distributors, LLC; Large Corporate Markets Supervisor (since 4/29/1999), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

David W. O’Leary, Hartford OSJ Supervisor (since 1/9/2004) and Variable Annuity Supervisor (since 10/15/2004), MML Distributors, LLC; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Edward D. Youmell, Continuing Education Officer (since 5/23/2005), MML Distributors, LLC; Vice President, MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Eugene Charon, Assistant Vice President and Assistant Treasurer (since 6/16/2005), MML Distributors, LLC; Controller, MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are kept by the Registrant, MassMutual, Babson, OFI and BIIL at their respective principal business offices at 1295 State Street, Springfield, Massachusetts 01111-0001 (Declaration of Trust and Bylaws, MassMutual Premier Funds; 1295 State Street, Springfield, Massachusetts 01111-0001), Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208, 1500 Main Street, Springfield, Massachusetts 01115, 2 World Financial Center, 225 Liberty Street, New York, New York 10281, 155 Bishopsgate, London EC2M-3XY, MML Distributors, LLC, the Registrant’s Distributor, at 1295 State Street, Springfield, Massachusetts 01111-0001 and, c/o IBT, 200 Clarendon Street, Boston, Massachusetts 02116 and by IBT, the Registrant’s Sub-Administrator, Transfer Agent and Custodian, at its principal business office at 200 Clarendon Street, Boston, Massachusetts 02116.

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Not Applicable.

NOTICE

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant series of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 28th day of November, 2005.

MassMutual Premier Funds

By:	/s/ KEVIN M. MCCLINTOCK
Name:	Kevin M. McClintock
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 35 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 28th day of November, 2005.

SIGNATURE	TITLE
/s/ KEVIN M. MCCLINTOCK	President, Trustee and Principal Executive Officer
Kevin M. McClintock

/s/ JAMES S. COLLINS	Treasurer; Principal Financial Officer; Principal Accounting
James S. Collins	Officer

RONALD J. ABDOW* Ronald J. Abdow	Trustee

CORINE T. NORGAARD* Corine T. Norgaard	Trustee

NABIL N. EL-HAGE*	Trustee
Nabil N. El-Hage

MARIA D. FURMAN*	Trustee
Maria D. Furman

C. ANN MERRIFIELD*	Trustee
C. Ann Merrifield

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg

Attorney-In-Fact

November 28, 2005

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

d(23)	Interim Investment Sub-Advisory Agreement for Premier Value Fund

d(26)	Interim Investment Sub-Advisory Agreement for Premier Core Growth Fund

h(9)	Expense Limitation Agreement

j(1)	Consent of Deloitte & Touche LLP

p(2)	Code of Ethics for MassMutual, MML Distributors and MassMutual Premier Funds

p(4)	Code of Ethics for Baring